                                                                    EXHIBIT 10.1

                              AMENDED AND RESTATED


                      UNSECURED REVOLVING CREDIT AGREEMENT


                            DATED AS OF June 30, 2000

                                      AMONG

                       FIRST INDUSTRIAL, L.P., AS BORROWER

             FIRST INDUSTRIAL REALTY TRUST, INC., AS GENERAL PARTNER

                                       AND

                                  BANK ONE, NA,

                            UBS AG, STAMFORD BRANCH,

                             BANK OF AMERICA, N.A.,

                            AND CERTAIN OTHER BANKS,

                                   AS LENDERS

                                       AND

                                  BANK ONE, NA,

                             AS ADMINISTRATIVE AGENT

                                       AND

                                UBS WARBURG LLC,

                              AS SYNDICATION AGENT

                             BANK OF AMERICA, N.A.,

                             AS DOCUMENTATION AGENT

                                       AND

                              WACHOVIA BANK, N.A.,

                                AS MANAGING AGENT


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            AMENDED AND RESTATED UNSECURED REVOLVING CREDIT AGREEMENT


         THIS AMENDED AND RESTATED UNSECURED REVOLVING CREDIT AGREEMENT is entered into as of June 30, 2000 by and among the following:

         FIRST INDUSTRIAL, L.P., a Delaware limited partnership having its principal place of business at 311 South Wacker Drive, Suite 4000, Chicago, Illinois 60606 ("Borrower"), the sole general partner of which is First Industrial Realty Trust, Inc., a Maryland corporation;

         FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland corporation that is qualified as a real estate investment trust whose principal place of business is 311 South Wacker Drive, Suite 4000, Chicago, Illinois 60606 ("General Partner");


       BANK ONE, NA ("Bank One"), a national bank organized under the laws of the United States of America having an office at 1 Bank One Plaza, Chicago, Illinois 60670;

       UBS AG, STAMFORD BRANCH ("UBS"), the Stamford Branch of a Swiss banking corporation, having an office at 677 Washington Boulevard, Stamford, Connecticut 06901;

         BANK OF AMERICA, N.A., ("Bank of America") as Documentation Agent ("Documentation Agent");

         Bank One, as Administrative Agent ("Administrative Agent") for the Lenders (as defined below); and

         Those Lenders identified on the signature pages hereto.


                                    RECITALS

         A. Borrower is primarily engaged in the business of acquiring, developing, owning and operating bulk warehouse and light industrial properties.

         B. Borrower, the General Partner, the Administrative Agent and certain of the Lenders are parties to the "Existing Credit Agreement" (as defined below).

         C. The Borrower has requested that the Existing Credit Agreement be replaced to change the maximum aggregate principal amount of $300,000,000 to $300,000,000 or such higher amount up to $400,000,000 if additional commitments are offered by any existing or new Lender and such commitments are accepted by Borrower and Arranger (the "Facility"), to extend the maturity date of the Facility and to amend certain other provisions of the Existing Credit Agreement further as hereinafter set forth. The Administrative Agent and the Lenders have agreed to do so.

         D. General Partner is fully liable for the obligations of Borrower hereunder by virtue of its status as the sole general partner of Borrower and as guarantor under the Guaranty.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:




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                                   Article I.

                        DEFINITIONS AND ACCOUNTING TERMS

         1.1 Definitions. As used in this Agreement, the following terms have the meanings set forth below:

         "Absolute Interest Period" means, with respect to a Competitive Bid Loan made at an Absolute Rate, a period of up to 180 days as requested by Borrower in a Competitive Bid Quote Request and confirmed by a Lender in a Competitive Bid Quote but in no event extending beyond the Maturity Date. If an Absolute Interest Period would end on a day which is not a Business Day, such Absolute Interest Period shall end on the next succeeding Business Day.

         "Absolute Rate" means a fixed rate of interest (rounded to the nearest 1/100 of 1%) for an Absolute Interest Period with respect to a Competitive Bid Loan offered by a Lender and accepted by the Borrower at such rate under Section 2.16.

         "Adjusted EBITDA" means for any Person the sum of EBITDA for such Person and such Person's reported corporate overhead for itself and its Subsidiaries; provided that "Adjusted EBITDA" shall not include overhead related to specific properties.

         "Adjusted LIBOR Rate" means, with respect to a LIBOR Advance for the relevant LIBOR Interest Period, the sum of (i) the quotient of (a) the Base LIBOR Rate applicable to such LIBOR Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such LIBOR Interest Period, plus, in the case of ratable LIBOR Advances, the LIBOR Applicable Margin in effect from time to time during such LIBOR Interest Period, or in the case of LIBOR Advances made as Competitive Bid Loans, the Competitive LIBOR Margin established in the Competitive Bid Quote applicable to such Competitive Bid Loan.

         "Adjusted Prime Rate" means a floating interest rate equal to the Prime Rate plus Prime Applicable Margin changing when and as the Prime Rate and Prime Applicable Margin changes.

         "Adjusted Prime Rate Advance" means an Advance that bears interest at the Adjusted Prime Rate.

         "Administrative Agent" means Bank One, acting as agent for the Lenders in connection with the transactions contemplated by this Agreement, and its successors in such capacity.

         "Advance" means a Loan to the Borrower hereunder by one or more of the Lenders pursuant to Section 2.1(a) hereof (including Swingline Loans and Competitive Bid Loans), including the initial Advance and all subsequent Advances, whether such Advances are from time to time, Adjusted Prime Rate Advances, LIBOR Advances, Swingline Loans or Competitive Bid Loans.

         "Affiliate" means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with any other Person. A Person shall be deemed to control another Person if the controlling Person owns ten percent (10%) or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or


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cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "Aggregate Commitment" means, as of any date, the sum of all of the Lenders' then-current Commitments, which initially shall be $300,000,000, subject to Borrower's right to reduce the Aggregate Commitment pursuant to
Section 2.17 and to increase the Aggregate Commitment pursuant to Section 2.18.

         "Agreement" means this Amended and Restated Unsecured Revolving Credit Agreement and all amendments, modifications and supplements hereto.

         "Agreement Execution Date" shall mean June 30, 2000, the date on which all of the parties hereto have executed this Agreement.

         "Allocated Facility Amount" means, at any time, the sum of all then outstanding Advances (including all Swingline Loans and Competitive Bid Loans), and the then outstanding Facility Letter of Credit Obligations.

         "Applicable Margin" means the applicable margins set forth in the table in Section 2.6 used in calculating the interest rate applicable to the various types of Advances, which shall vary from time to time in accordance with the long term, senior unsecured debt ratings of Borrower and General Partner in the manner set forth in Section 2.6.

         "Arranger" means Banc One Capital Markets, Inc. and UBS Warburg LLC, collectively.

         "Bank One" means Bank One, NA.

         "Base LIBOR Rate" means, with respect to a LIBOR Advance for the relevant LIBOR Interest Period, the rate determined by the Administrative Agent to be the rate at which deposits in immediately available funds in Dollars are offered by the Administrative Agent to first-class banks in the London interbank eurodollar market at approximately 11:00 a.m. London time two Business Days prior to the first day of such LIBOR Interest Period, in the approximate amount of the relevant LIBOR Advance and having a maturity approximately equal to such LIBOR Interest Period.

         "Borrower" means First Industrial, L.P., along with its permitted successors and assigns.

         "Borrowing Date" means a Business Day on which an Advance is made to the Borrower.

         "Borrowing Notice" is defined in Section 2.10(a) hereof.

         "Business Day" means a day, other than a Saturday, Sunday or holiday, on which banks are open for business in Chicago, Illinois and, where such term is used in reference to the selection or determination of the Adjusted LIBOR Rate, in London, England.

         "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests


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in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing.

         "Cash Equivalents" shall mean (i) short-term obligations of, or fully guaranteed by, the United States of America, (ii) commercial paper rated A-1 or better by Standard and Poor's Corporation or P-1 or better by Moody's Investors Service, Inc., or (iii) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000.

         "Code" means the Internal Revenue Code of 1986 as amended from time to time, or any replacement or successor statute, and the regulations promulgated thereunder from time to time.

         "Collateral Letter of Credit" means any irrevocable unconditional Letter of Credit issued in the name of the Administrative Agent for the benefit of the Lenders in form and substance satisfactory to the Administrative Agent and drawn on a bank having a rating of at least AA by S&P and otherwise satisfactory to the Administrative Agent.

         "Commitment" means the obligation of each Lender, subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties herein, to make Advances not exceeding in the aggregate the amount set forth opposite its signature below, or the amount stated in any subsequent amendment hereto.

         "Competitive Bid Borrowing Notice" is defined in Section 2.16(f).

         "Competitive Bid Lender" means a Lender which has a Competitive Bid Loan outstanding.

         "Competitive Bid Loan" is a Loan made pursuant to Section 2.16 hereof.

         "Competitive Bid Note" means the promissory note payable to the order of each Lender in the form attached hereto as Exhibit B-2 to be used to evidence any Competitive Bid Loans which such Lender elects to make (collectively, the "Competitive Bid Notes").

         "Competitive Bid Quote" means a response submitted by a Lender to the Administrative Agent with respect to a Competitive Bid Quote Request in the form attached as Exhibit C-3.

         "Competitive Bid Quote Request" means a written request from Borrower to Administrative Agent in the form attached as Exhibit C-1.

         "Competitive LIBOR Margin" means, with respect to any Competitive Bid Loan for a LIBOR Interest Period, the percentage established in the applicable Competitive Bid Quote which is to be used to determine the interest rate applicable to such Competitive Bid Loan.

         "Consolidated Operating Partnership" means the Borrower, the General Partner and any other subsidiary partnerships or entities of either of them which are required under GAAP to be consolidated with the Borrower and the General Partner for financial reporting purposes.

         "Consolidated Secured Debt" means as of any date of determination, the sum of (a) the aggregate principal amount of all Indebtedness of the Consolidated Operating Partnership


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outstanding at such date which is secured by a Lien on any asset or Capital
Stock of Consolidated Operating Partnership, including without limitation loans secured by mortgages, stock, or partnership interests, but excluding Defeased REMIC Debt, and the Senior Preferred Stock so long as the PS Guaranty is outstanding and (b) the amount by which the aggregate principal amount of all Indebtedness of the Subsidiaries of the Borrower or General Partner outstanding at such date exceeds $5,000,000, without duplication of any Indebtedness included under clause (a).

         "Consolidated Senior Unsecured Debt" means as of any date of determination, the aggregate principal amount of all Indebtedness of the Consolidated Operating Partnership outstanding at such date other than (a) Indebtedness which is contractually subordinated to the Indebtedness of the Consolidated Operating Partnership under the Loan Documents on terms acceptable to the Administrative Agent and (b) that portion of Consolidated Secured Debt described in clause (a) of that definition.

         "Consolidated Total Indebtedness" means as of any date of determination, all Indebtedness of the Consolidated Operating Partnership outstanding at such date, determined on a consolidated basis in accordance with GAAP, after eliminating intercompany items; provided that for purposes of defining "Consolidated Total Indebtedness" the term "Indebtedness" shall not include the short term debt (e.g. accounts payable, short term expenses) of Borrower or General Partner or Defeased REMIC Debt.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with all or any of the entities in the Consolidated Operating Partnership, are treated as a single employer under Sections 414(b) or 414(c) of the Code.

         "Debt Service" means for any period, (a) Interest Expense for such period plus (b) the aggregate amount of regularly scheduled principal payments of Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness) required to be made during such period by the Borrower, or any of its consolidated Subsidiaries plus (c) a percentage of all such regularly scheduled principal payments required to be made during such period by any Investment Affiliate on Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness) taken into account in calculating Interest Expense, equal to the greater of (x) the percentage of the principal amount of such Indebtedness for which the Borrower or any consolidated Subsidiary is liable and
(y) the percentage ownership interest in such Investment Affiliate held by the Borrower and any consolidated Subsidiaries, in the aggregate, without duplication plus (d) Senior Preferred Stock Expense of the General Partner for such period.

         "Default" means an event which, with notice or lapse of time or both, would become an Event of Default.

         "Default Rate" means with respect to any Advance, a rate equal to the interest rate applicable to such Advance plus three percent (3%) per annum.




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         "Defaulting Lender" means any Lender which fails or refuses to perform its obligations under this Agreement within the time period specified for performance of such obligation, or, if no time frame is specified, if such failure or refusal continues for a period of five Business Days after written notice from the Administrative Agent; provided that if such Lender cures such failure or refusal, such Lender shall cease to be a Defaulting Lender.

         "Defeased REMIC Debt" means that portion of Second REMIC Loan which has already been defeased, and such portion or portions of the Second REMIC Loan which may in the future be defeased, by depositing collateral in the form of obligations supported by the credit of the United States government in such amounts as are required and permitted under the terms of the Second REMIC Loan.

         "Designated Lender" means any Person who has been designated by a Lender to fund Competitive Bid Loans pursuant to a Designation Agreement in the form attached hereto as Exhibit K.

         "Dollars" and "$" mean United States Dollars.

         "EBITDA" means, with respect to any Person, income before extraordinary items and after adjustment for any gains or losses from sales of assets (reduced to eliminate any income from Investment Affiliates of such Person, any interest income and, with respect to the Consolidated Operating Partnership, any income from the assets used for Defeased REMIC Debt), as reported by such Person and its Subsidiaries on a consolidated basis in accordance with GAAP, plus Interest Expense, depreciation, amortization and income tax (if any) expense plus a percentage of such income (adjusted as described above) of any such Investment Affiliate equal to the allocable economic interest in such Investment Affiliate held by such Person and any Subsidiaries, in the aggregate (provided that no item of income or expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories).

         "Effective Date" means each Borrowing Date and, if no Borrowing Date has occurred in the preceding calendar month, the first Business Day of each calendar month.

         "Environmental Laws" means any and all Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority having jurisdiction over the Borrower, its Subsidiaries or Investment Affiliates, or their respective assets, and regulating or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect, in each case to the extent the foregoing are applicable to the operations of the Borrower, any Investment Affiliate, or any Subsidiary or any of their respective assets or Properties.

         "Equity Value" is defined in Section 10.10 hereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder from time to time.

         "Event of Default" means any event set forth in Article X hereof.




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


         "Existing Credit Agreement" means that certain Unsecured Revolving Credit Agreement dated as of December 15, 1997, as amended.

         "Exit Markets" means (i) Cleveland, Ohio, (ii) Columbus, Ohio, (iii) Dayton, Ohio, (iv) Des Moines, Iowa, (v) Grand Rapids, Michigan, (vi) Hartford, Connecticut, (vii) Long Island, New York, and (viii) Louisiana.

         "Extension Notice" is defined in Section 2.2 hereof.

         "Facility" means the unsecured revolving credit facility described in
Section 2.1.

         "Facility Fee" and "Facility Fee Rate" are defined in Section 2.7(b).

         "Facility Letter of Credit" means a Financial Letter of Credit or Performance Letter of Credit issued hereunder.

         "Facility Letter of Credit Fee" is defined in Section 3.8.

         "Facility Letter of Credit Obligations" means, as at the time of determination thereof, all liabilities, whether actual or contingent, of the Borrower with respect to Facility Letters of Credit, including the sum of (a) the Reimbursement Obligations and (b) the aggregate undrawn face amount of the then outstanding Facility Letters of Credit.

         "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

         "FIMC" means First Industrial Mortgage Corporation, a Delaware corporation, and the sole general partner of the Mortgage Partnership. FIMC is a wholly-owned subsidiary of the General Partner.

         "Financial Letter of Credit" means any standby Letter of Credit which represents an irrevocable obligation to the beneficiary on the part of the Issuing Bank (i) to repay money borrowed by or advanced to or for the account of the account party or (ii) to make any payment on account of any indebtedness undertaken by the account party, in the event the account party fails to fulfill its obligation to the beneficiary.

         "Financing Partnership" means First Industrial Financing Partnership, L.P., a Delaware limited partnership. Borrower and General Partner, either directly or indirectly, collectively own 100% of the partnership interests of the Financing Partnership.




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


         "FISC" means First Industrial Securities Corporation, a Delaware corporation, and the sole general partner of the Guaranteeing Partnership. FISC is a wholly-owned subsidiary of the General Partner.

         "Fitch" means Fitch, Inc.

         "Funded Percentage" means, with respect to any Lender at any time, a percentage equal to a fraction the numerator of which is the amount of the Aggregate Commitment actually disbursed and outstanding to Borrower by such Lender at such time, and the denominator of which is the total amount of the Aggregate Commitment disbursed and outstanding to Borrower by all of the Lenders at such time.

         "Funds From Operations" for any period means GAAP net income, as adjusted by (i) excluding gains and losses from property sales (unless they are the result of Borrower's Integrated Industrial Solutions activities, which primarily involve merchant development activities and land sales, as reported by the Borrower), debt restructurings and property write-downs and adjusted for the non-cash effect of straight-lining of rents, (ii) straight-lining various ordinary operating expenses which are payable less frequently than monthly (e.g., real estate taxes) and (iii) adding back depreciation, amortization and all non-cash items. Annualized Funds From Operations for any Person will be calculated by annualizing actual Funds From Operations for the most recently ended fiscal quarter. In calculating Funds From Operations, no deduction shall be made from net income for closing costs and other one-time charges associated with the formation and capitalization of such Person.

         "GAAP" means generally accepted accounting principles in the United States of America consistent with those utilized in preparing the audited financial statements of the Borrower required hereunder.

         "General Partner" means First Industrial Realty Trust, Inc., a Maryland corporation that is listed on the New York Stock Exchange and is qualified as a real estate investment trust. General Partner is the sole general partner of Borrower.

         "Gross Revenues" means total revenues, calculated in accordance with GAAP.

         "Guarantee Obligation" means as to any Person (the "guaranteeing person"), any obligation (determined without duplication) of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary



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obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation), provided, that in the absence of any such stated amount or stated liability, the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

         "Guaranteeing Partnership" means First Industrial Securities L.P., a Delaware limited partnership. FISC is the sole general partner of the Guaranteeing Partnership and Borrower is the sole limited partner.

         "Guaranty" means the Guaranty executed by the General Partner in the form attached hereto as Exhibit D.

         "Implied Capitalization Value" means for any Person for any quarter, the sum of (i) the quotient of (x) the Adjusted EBITDA for such Person during such quarter (which Adjusted EBITDA shall be annualized as described in the definition of "Funds From Operations", but shall exclude any Adjusted EBITDA attributable to Preleased Assets Under Development), and (y) 9.5%, plus (ii) an amount equal to fifty percent (50%) of the value of all Preleased Assets Under Development, provided that in no event shall the aggregate amount added to Implied Capitalization Value pursuant to this clause (ii) exceed the lesser of
(A) five percent (5%) of the Implied Capitalization Value or (B) $100,000,000, plus (iii) an amount equal to 100% of unrestricted cash and unrestricted cash equivalents, including any cash on deposit with a qualified intermediary with respect to a deferred tax-free exchange (and specifically excluding any cash or cash equivalents being used to support Defeased REMIC Debt), plus (iv) an amount equal to 100% of the then-current book value, determined in accordance with GAAP, of all first mortgage receivables on income producing commercial properties, provided that in no event shall the aggregate amount added to Implied Capitalization Value pursuant to this clause (iv) exceed ten percent (10%) of Implied Capitalization Value. For purposes of computing the Implied Capitalization Value, (A) Adjusted EBITDA may be increased from quarter to quarter by the amount of net cash flow from new leases of space at the Properties approved by Administrative Agent (where such net cash flow has not then been included in EBITDA) which have a minimum term of one year and (B) Properties which either (i) were acquired during the quarter and/or (ii) were previously assets under development under GAAP but which have been completed during the quarter and have at least some tenants in possession of the respective leased spaces and conducting business operations therein each will be included in the calculation of Implied Capitalization Value using Pro Forma EBITDA for the quarter, so long as a "new acquisition/opening summary" form is submitted to, and approved by, Administrative Agent for each new acquisition or newly-opened Property during such quarter.

         "Indebtedness" of any Person at any date means without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade liabilities and other accounts payable, and



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


accrued expenses incurred in the ordinary course of business and payable in accordance with customary practices), to the extent such obligations constitute indebtedness for the purposes of GAAP, (c) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (d) all obligations of such Person under financing leases and capital leases, (e) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (f) all Guarantee Obligations of such Person (excluding in any calculation of consolidated indebtedness of the Consolidated Operating Partnership, Guarantee Obligations of any member of the Consolidated Operating Partnership in respect of primary obligations of any other member of the Consolidated Operating Partnership), (g) all reimbursement obligations of such Person for letters of credit and other contingent liabilities, (h) all liabilities secured by any Lien (other than Liens for taxes not yet due and payable) on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (i) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to accounts or notes receivable sold by such Person or any of its Subsidiaries,
(j) Senior Preferred Stock, and (k) such Person's pro rata share of debt in Investment Affiliates and any loans where such Person is liable as a general partner. The liquidation preference of the Senior Preferred Stock will be considered as Indebtedness and Consolidated Total Indebtedness, provided, however, that the obligations of the General Partner created by the issuance of Senior Preferred Stock and the obligations of the Guaranteeing Partnership created by the execution and delivery of the PS Guaranty shall be deemed to constitute a single, combined liability on a consolidated basis.

         "Insolvency" means insolvency as defined in the United States Bankruptcy Code, as amended. "Insolvent" when used with respect to a Person, shall refer to a Person who satisfies the definition of Insolvency.

         "Interest Expense" means all interest expense of the Consolidated Operating Partnership determined in accordance with GAAP plus (i) capitalized interest not covered by an interest reserve from a loan facility, plus (ii) the allocable portion (based on liability) of any accrued or paid interest incurred on any obligation for which the Consolidated Operating Partnership is wholly or partially liable under repayment, interest carry, or performance guarantees, or other relevant liabilities, plus (iii) the allocable percentage of any accrued or paid interest incurred on any Indebtedness of any Investment Affiliate, whether recourse or non-recourse, equal to the applicable economic interest in such Investment Affiliate held by the Consolidated Operating Partnership, in the aggregate, provided that no expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories; provided, however, that "Interest Expense" shall not include (i) dividends paid on Senior Preferred Stock or payments made pursuant to the PS Guaranty or (ii) interest on the Second REMIC Loan after it became Defeased REMIC Debt.

         "Interest Period" means either an Absolute Interest Period or a LIBOR Interest Period.

         "Investment Affiliate" means any Person in which the Consolidated Operating Partnership, directly or indirectly, has an ownership interest, whose financial results are not consolidated under GAAP with the financial results of the Consolidated Operating Partnership on the consolidated financial statements of the Consolidated Operating Partnership.



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


         "Invitation for Competitive Bid Quotes" means a written notice to the Lenders from the Administrative Agent with respect to a Competitive Bid Quote Request in the form attached as Exhibit C-2 hereto.

         "Issuance Date" is defined in Section 3.4(a)(3).

         "Issuance Notice" is defined in Section 3.4(c).

         "Issuing Bank" means, with respect to each Facility Letter of Credit, the Lender which issues such Facility Letter of Credit. Bank One shall be the sole Issuing Bank.

         "Lenders" means, collectively, Bank One, UBS, Bank of America and the other Persons executing this Agreement in such capacity, or any Person which subsequently executes and delivers any amendment hereto in such capacity and each of their respective permitted successors and assigns. Where reference is made to "the Lenders" in any Loan Document it shall be read to mean "all of the Lenders".

         "Lending Installation" means any U.S. office of any Lender authorized to make loans similar to the Advances described herein.

         "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Letter of Credit Collateral Account" is defined in Section 3.9.

         "Letter of Credit Request" is defined in Section 3.4(a).

         "LIBOR Advance" means an Advance that bears interest at the Adjusted LIBOR Rate, whether a ratable Advance based on the LIBOR Applicable Margin or a Competitive Bid Loan based on a Competitive LIBOR Margin.

         "LIBOR Applicable Margin" means, as of any date with respect to any LIBOR Advance, the Applicable Margin in effect for such LIBOR Advance as determined in accordance with Section 2.6 hereof.

         "LIBOR Interest Period" means, with respect to a LIBOR Advance, a period of one, two, three or six months (to the extent that periods in excess of three months are generally available from the Lenders), as selected in advance by the Borrower.

         "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code on any property leased to any Person under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination agreement in favor of another Person).

         "Loan" means, with respect to a Lender, such Lender's portion of any Advance.

         "Loan Documents" means this Agreement, the Notes, the Guaranty and any and all other agreements or instruments required and/or provided to Lenders hereunder or thereunder, as any of the foregoing may be amended from time to time.

         "Market Value Net Worth" means at any time, the Implied Capitalization Value of a Person at such time minus the Indebtedness of such Person at such time.

         "Material Adverse Effect" means, with respect to any matter, that such matter in the Required Lenders' good faith judgment may (x) materially and adversely affect the business, properties, condition or results of operations of the Consolidated Operating Partnership taken as a whole, or (y) constitute a non-frivolous challenge to the validity or enforceability of any material provision of any Loan Document against any obligor party thereto.

         "Material Adverse Financial Change" shall be deemed to have occurred if the Required Lenders, in their good faith judgment, determine that a material adverse financial change has occurred which could prevent timely repayment of any Advance hereunder or materially impair Borrower's ability to perform its obligations under any of the Loan Documents.

         "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, radon, polychlorinated biphenyls and urea-formaldehyde insulation.

         "Maturity Date" means June 30, 2003, subject to extension pursuant to the terms and conditions of Section 2.2 hereof or such earlier date on which the principal balance of the Facility and all other sums due in connection with the Facility shall be due as a result of the acceleration of the Facility.

         "Monetary Default" means any Default involving Borrower's failure to pay any of the Obligations when due.

         "Moody's" means Moody's Investors Service, Inc. and its successors.

         "Mortgage Partnership" means First Industrial Mortgage L.P., a Delaware limited partnership. FIMC is the sole general partner of the Mortgage Partnership and Borrower is the sole limited partner.

         "Note" means the promissory note payable to the order of each Lender in the amount of such Lender's maximum Commitment in the form attached hereto as Exhibit B-1 (collectively, the "Notes").

         "Obligations" means the Advances, the Facility Letter of Credit Obligations and all accrued and unpaid fees and all other obligations of Borrower to the Administrative Agent or any or all of the Lenders arising under this Agreement or any of the other Loan Documents.

         "Payment Date" means the last Business Day of each calendar quarter.

         "Participants" is defined in Section 13.2.1 hereof.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Percentage" means, with respect to each Lender, the applicable percentage of the then-current Aggregate Commitment represented by such Lender's then-current Commitment.

         "Performance Letter of Credit" means any standby Letter of Credit which represents an irrevocable obligation to the beneficiary on the part of the Issuing Bank to make payment on account of any default by the account party in the performance of a nonfinancial or commercial obligation.

         "Permitted Liens" are defined in Section 9.6 hereof.

         "Person" means an individual, a corporation, a limited or general partnership, an association, a joint venture or any other entity or organization, including a governmental or political subdivision or an agent or instrumentality thereof.

         "Plan" means an employee benefit plan as defined in Section 3(3) of ERISA, whether or not terminated, as to which the Borrower or any member of the Controlled Group may have any liability.

         "Preleased Assets Under Development" means, as of any date of determination, any Project which (i) is under construction and then treated as an asset under development under GAAP, and (ii) has, as of such date, at least fifty percent (50%) of its projected total rentable area leased at market rates to third party tenants similar to those at Borrower's other properties, both such land and improvements under construction to be valued for purposes of this Agreement at then-current book value, as determined in accordance with GAAP; provided, however, in no event shall Preleased Assets Under Development include any Project for more than 270 days from the date such Project is initially so designated under GAAP.

         "Prime Applicable Margin" means the Applicable Margin in effect for an Adjusted Prime Rate Advance as determined in accordance with Section 2.6 hereof.

         "Prime Rate" means a rate per annum equal to the prime rate of interest announced by Bank One from time to time, changing when and as such prime rate changes.

         "Project" means any real estate asset which is 100% owned by the Borrower or by any Wholly-Owned Subsidiary and which is operated as an industrial property.

         "Property" means each parcel of real property owned or operated by the Borrower, any Subsidiary or Investment Affiliate.

         "Property Operating Income" means, with respect to any Property, for any period, earnings from rental operations (computed in accordance with GAAP but without deduction for reserves) attributable to such Property plus depreciation, amortization and interest expense with respect to such Property for such period, and, if such period is less than a year, adjusted by straight lining various ordinary operating expenses which are payable less frequently than once during every such period (e.g. real estate taxes and insurance). The earnings from rental operations reported for the immediately preceding fiscal quarter shall be adjusted to include pro forma earnings (as substantiated to the satisfaction of the Administrative Agent) for an entire quarter for any Property acquired or placed in service during such fiscal quarter and to exclude earnings during such quarter from any property not owned as of the end of the quarter.

         "PS Guaranty" means the existing guaranty of Senior Preferred Stock by the Guaranteeing Partnership.

         "Purchasers" is defined in Section 13.3.1 hereof.

         "Purpose Credit" has the meaning ascribed to it in Regulation U of the Board of Governors of the Federal Reserve System.

         "Qualified Officer" means, with respect to any entity, the chief financial officer, chief accounting officer or controller of such entity if it is a corporation or of such entity's general partner if it is a partnership.

         "Rate Option" means the Adjusted Prime Rate, the Adjusted LIBOR Rate or the Absolute Rate (only as applicable to Competitive Bid Loans). The Rate Option in effect on any date shall always be the Adjusted Prime Rate unless the Borrower has properly selected the Adjusted LIBOR Rate pursuant to Section 2.10 hereof or a Competitive Bid Loan pursuant to Section 2.16 hereof.

         "Rating Period" means any period during the term of the Facility during which the Borrower's or General Partner's long-term, senior unsecured debt has been rated by at least two of S&P, Moody's, and Fitch and the lower of the highest two ratings is at least BBB- (S&P) or Baa3 (Moody's) or an equivalent rating from Fitch.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

         "Reimbursement Obligations" means at any time, the aggregate of the Obligations of the Borrower to the Lenders, the Issuing Bank and the Administrative Agent in respect of all unreimbursed payments or disbursements made by the Lenders, the Issuing Bank and the Administrative Agent under or in respect of the Facility Letters of Credit.

         "REMIC Lender" means Nomura Asset Capital Corporation or any successor thereto.

         "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "Required Lenders" means Lenders in the aggregate having at least 66 2/3% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 66 2/3% of the aggregate unpaid principal amount of the outstanding Advances.

         "Reserve Requirement" means, with respect to a LIBOR Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

         "S&P" means Standard & Poor's Ratings Group and its successors.

         "Second REMIC Loan" means the up to $42,600,000 mortgage loan made by REMIC Lender to Mortgage Partnership pursuant to the terms of a Loan Agreement dated as of December 29, 1995 (the "Second REMIC Loan Agreement") of which only $40,200,000 was actually funded.

         "Senior Preferred Stock" means for any Person, any preferred stock issued by such Person which is not typical preferred stock but instead is both
(i) redeemable by the holders thereof on any fixed date or upon the occurrence of any event and (ii) as to payment of dividends or amounts on liquidation, either guaranteed by any direct or indirect subsidiary of such Person or secured by any property of such Person or any direct or indirect subsidiary of such Person.

         "Senior Preferred Stock Expense" means for any period for any Person, the aggregate dividend payments due to the holders of Senior Preferred Stock of such Person, whether payable in cash or in kind, and whether or not actually paid during such period.

         "Subsidiary" means as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person, and provided such corporation, partnership or other entity is consolidated with such Person for financial reporting purposes under GAAP.

         "Swingline Advances" means, as of any date, collectively, all Swingline Loans then outstanding under this Facility.

         "Swingline Commitment" means the obligation of the Swingline Lender to make Swingline Loans not exceeding $30,000,000.

         "Swingline Lender" shall mean Bank One, in its capacity as a Lender.

         "Swingline Loan" means a Loan made by the Swingline Lender under the special availability provisions described in Sections 2.15 hereof.

         "Total Liabilities" means all Indebtedness plus all other GAAP liabilities of the Borrower and its Subsidiaries.

         "Transferee" is defined in Section 13.4 hereof.

         "Unencumbered Asset" means any Project which as of any date of determination, (a) is not subject to any Liens other than Permitted Liens set forth in Sections 9.6(i) through 9.6(v), (b) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which prohibits or limits the ability of the Borrower, or its Wholly-Owned Subsidiaries, as the case may be, to create, incur, assume or suffer to exist any Lien upon any assets or Capital Stock of the Borrower, or any of its Wholly-Owned Subsidiaries, (c) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which entitles any Person to the benefit of any Lien (but not subject to any Liens other than Permitted Liens set forth in Sections 9.6(i) through 9.6(v) on any assets or Capital Stock of the Borrower or any of its Wholly-Owned Subsidiaries or would entitle any Person to the benefit of any Lien (but excluding the Permitted Liens set forth in Sections 9.6(i) through 9.6(v) on such assets or Capital Stock upon the occurrence of any contingency (including, without limitation, pursuant to an "equal and ratable" clause), (d) is not the subject of any material architectural/engineering issue, as evidenced by a certification of Borrower, and (e) is materially compliant with the representations and warranties in Article VI below. Notwithstanding the foregoing, if any Project is a "Superfund" site under federal law or a site identified in writing by the jurisdiction in which such Project is located as having significant environmental contamination under applicable state law, Borrower shall so advise the Lenders in writing and the Required Lenders shall have the right to request from Borrower a current detailed environmental assessment (or one which is not more than two years old for Unencumbered Assets owned as of the Agreement Execution Date), and, if applicable, a written estimate of any remediation costs from a recognized environmental contractor and to exclude any such Project from Unencumbered Assets at their election. No Project of a Wholly-Owned Subsidiary shall be deemed to be unencumbered unless both such Project and all Capital Stock of such Wholly-Owned Subsidiary is unencumbered and neither such Wholly-Owned Subsidiary nor any other intervening Wholly-Owned Subsidiary between the Borrower and such Wholly-Owned Subsidiary has any Indebtedness for borrowed money (other than Indebtedness due to the Borrower). The Borrower acknowledges that Projects owned by the Guaranteeing Partnership will not constitute Unencumbered Assets until the PS Guaranty is released.

         "Unimproved Land" means land which constitutes a single tax parcel or separately platted lot and on which construction of an industrial building has not commenced.

         "Value of Unencumbered Assets" means, as of any date, the amount determined by dividing the Property Operating Income for each Project which is an Unencumbered Asset as of such date for a calculation period which shall be either the immediately preceding full fiscal quarter or, if so requested by Borrower or the Administrative Agent, the then current partial fiscal quarter (as annualized) by 9.5%. If a Project has been acquired during such calculation period then Borrower shall be entitled to include pro forma Property Operating Income from such property for the entire calculation period in the foregoing calculation, except for purposes of the financial covenant comparing the Property Operating Income from Unencumbered Assets during a quarter to Debt Service for such quarter. If a Project is no longer owned as of the date of calculation, then no value shall be included based on capitalizing Property Operating Income from such Project, except for purposes of such financial covenant comparing the Property Operating Income from Unencumbered Assets during a quarter to Debt Service for such quarter.

         "Wholly-Owned Subsidiary" means a member of the Consolidated Operating Partnership 100% of the ownership interests in which are owned, directly or indirectly, by the Borrower and the General Partner in the aggregate.

         The foregoing definitions shall be equally applicable to both the singular and the plural forms of the defined terms.

         1.2 Financial Standards. All financial computations required of a Person under this Agreement shall be made, and all financial information required under this Agreement shall be prepared, in accordance with GAAP, except that if any Person's financial statements are not audited, such Person's financial statements shall be prepared in accordance with the same sound accounting principles utilized in connection with the financial information submitted to Lenders with respect to the Borrower or the General Partner or the Properties in connection with this Agreement and shall be certified by an authorized representative of such Person.

                                  Article II.

                                 THE FACILITY

         2.1  The Facility.

              (a) Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower and General Partner contained herein, Lenders agree, severally and not jointly, to make Advances through the Administrative Agent to Borrower from time to time prior to the Maturity Date, provided that the making of any such Advance will not cause the then Allocated Facility Amount to exceed the then-current Aggregate Commitment. The Advances may be ratable Adjusted Prime Rate Advances, ratable LIBOR Advances, non-pro rata Swingline Loans or non-pro rata Competitive Bid Loans. Except as provided in Sections 2.15 and 2.16 hereof, each Lender shall fund its Percentage of each such Advance and no Lender will be required to fund any amounts which when aggregated with such Lender's Percentage of (i) all other Advances (other than Competitive Bid Loans) then outstanding,
         (ii) all Swingline Advances and (iii) all Facility Letter of Credit Obligations would exceed such Lender's then-current Commitment. This facility ("Facility") is a revolving credit facility and, subject to the provisions of this Agreement, Borrower may request Advances hereunder, repay such Advances and reborrow Advances at any time prior to the Maturity Date.

              (b) The Facility created by this Agreement, and that Commitment of each Lender to lend hereunder, shall terminate on the Maturity Date, unless sooner terminated in accordance with the terms of this Agreement.

              (c) In no event shall the Aggregate Commitment exceed Four Hundred Million Dollars ($400,000,000).

         2.2 Principal Payments and Extension Option. Any outstanding Advances (other than Competitive Bid Loans) and all other unpaid Obligations shall be paid in full by the Borrower on the Maturity Date. Each Competitive Bid Loan shall be paid in full on the last day of the applicable Interest Period as described in Section 2.16 below. The Maturity Date can be extended for extension periods of one year each upon notice to the Administrative Agent not later than the date which is two years prior to the Maturity Date with respect to the first such extension of the Maturity Date and not later than each anniversary of such date thereafter for each subsequent extension of the Maturity Date (each an "Extension Notice"), if (i) no Default has occurred and is continuing at the time of such notice and at the time of the then applicable Maturity Date, (ii) all of the Lenders agree to such extension, (iii) all prior extensions have been elected by the Borrower and accepted by the Lenders, and (iv) the Borrower pays, on the first business day of such extension period, an extension fee to the Administrative Agent for the account of each Lender equal to (i) if such Lender was a party to this Agreement as of the Agreement Execution Date, one-third (1/3) of the upfront fee (expressed as a percentage) paid to such Lender pursuant to the amount of such Lender's Commitment on that date, as applied to the Commitment of such Lender that will be in effect during such extension or
(ii) if such Lender first became a Lender after the Agreement Execution Date, one-third (1/3) of the upfront fee that would have been paid to such Lender pursuant to such Lender's Commitment if such Lender had been a party to this Agreement as of the Agreement Execution Date and had committed to and been allocated a Commitment equal to the Commitment of such Lender that will be in effect during such extension. The upfront fees paid to each Lender pursuant to this Agreement are as set forth in Schedule 2.2. If the Borrower gives an Extension Notice to the Administrative Agent, the Administrative Agent shall notify the Lenders within 10 days of receipt of such request. The Lenders shall have 30 days after receipt by each such Lender of an Extension Notice to notify Administrative Agent as to whether they accept or reject such extension request and Administrative Agent shall notify Borrower and the Lenders promptly thereafter of the acceptance or rejection of the Lenders of Borrower's request to extend the Maturity Date. If the foregoing conditions are satisfied other than the condition requiring the consent of all Lenders, then Borrower shall have the right to replace any Lender that does not agree to the extension provided that Borrower notifies such Lender that it has elected to replace such Lender and notifies such Lender and the Administrative Agent of the identity of the proposed replacement Lender no later than the date six (6) months after the date of the applicable Extension Notice. The Lender being replaced shall assign its Percentage of the Aggregate Commitment and its rights and obligations under this Facility to the replacement Lender in accordance with the requirements of
Section 13.3 hereof and the replacement Lender shall assume such Percentage of the Aggregate Commitment and the related obligations under this Facility prior to the Maturity Date to be extended, all pursuant to an assignment and assumption agreement substantially in the form of Exhibit J hereto. The purchase by the replacement Lender shall be at par (plus all accrued and unpaid interest and any other sums owed to such Lender being replaced hereunder) which shall be paid to the Lender being replaced upon the execution and delivery of the assignment.

         2.3 Requests for Advances; Responsibility for Advances. Ratable Advances shall be made available to Borrower by Administrative Agent in accordance with Section 2.1(a) and Section 2.10(a) hereof. The obligation of each Lender to fund its Percentage of each ratable Advance shall be several and not joint.

         2.4 Evidence of Credit Extensions. The Advances of each Lender outstanding at any time (other than Competitive Bid Loans) shall be evidenced by the Notes. Each Note executed by the Borrower shall be in a maximum principal amount equal to each Lender's Percentage of the current Aggregate Commitment. Each Lender shall record Advances and principal payments thereof on the schedule attached to its Note or, at its option, in its records, and each Lender's record thereof shall be conclusive absent Borrower furnishing to such Lender conclusive and irrefutable evidence of an error made by such Lender with respect to that Lender's records. Notwithstanding the foregoing, the failure to make, or an error in making, a notation with respect to any Advance shall not limit or otherwise affect the obligations of Borrower hereunder or under the Notes to pay the amount actually owed by Borrower to Lenders.

         2.5 Ratable and Non-Pro Rata Loans. Each Advance hereunder shall consist of Loans made from the several Lenders ratably in proportion to their Percentages, except for Swingline Loans which shall be made by the Swingline Lender in accordance with Section 2.15 and Competitive Bid Loans which may be made on a non-pro rata basis by one or more of the Lenders in accordance with
Section 2.16. The ratable Advances may be Adjusted Prime Rate Advances, LIBOR Advances or a combination thereof, selected by the Borrower in accordance with Sections 2.9 and 2.10.

         2.6 Applicable Margins. The Prime Applicable Margin and the LIBOR Applicable Margin to be used in calculating the interest rate applicable to different types of Advances shall vary from time to time in accordance with the ratings for Borrower's or General Partner's long-term, senior unsecured debt as follows:

Rating Period:


---------------------------------------- ------------------------- ------------------------ ------------------------
                                                  LIBOR                                              Prime
 Rating Level of Lower of Two Highest       Applicable Margin                                     Applicable
               Ratings*                                                 Facility Fee                Margin
---------------------------------------- ------------------------- ------------------------ ------------------------
                 A-/A3                            0.65%                     0.15%                      0
---------------------------------------- ------------------------- ------------------------ ------------------------
               BBB+/Baa1                          0.70%                     0.20%                      0
---------------------------------------- ------------------------- ------------------------ ------------------------
               BBB/Baa2                           0.80%                     0.20%                      0
---------------------------------------- ------------------------- ------------------------ ------------------------
               BBB-/Baa3                          0.95%                     0.25%                      0
---------------------------------------- ------------------------- ------------------------ ------------------------
          Below BBB- or Baa3                      1.25%                     0.30%                    0.25%
---------------------------------------- ------------------------- ------------------------ ------------------------

* The letter categories used above are established by reference to S&P and Moody's categories, respectively. At least one of S&P or Moody's ratings must always be included in the two ratings used.

         All margins and fees change as and when the applicable rating level changes. In the event an agency issues different ratings for the Borrower and the General Partner, then the higher rating of the two entities shall be deemed to be the rating from such agency.

         2.7  Other Fees.

              (a) The Borrower shall pay the fee due to the Administrative Agent in connection with Competitive Bid Loans as described in Section 2.16. The Borrower agrees to pay all other fees payable to the Administrative Agent and Banc One Capital Markets, Inc. pursuant to the Borrower's prior letter agreements with them.

              (b) The Borrower shall pay a fee ("Facility Fee") to the Administrative Agent for the account of the Lenders equal to the applicable Facility Fee Rate in effect from time to time, as shown in
         Section 2.6 hereof, times the then Aggregate Commitment, to be shared among the Lenders based on their respective Percentages. The Facility Fee shall be paid quarterly in arrears.

         2.8 Minimum Amount of Each Advance. Each LIBOR Advance shall be in the minimum amount of $2,000,000 (and in multiples of $100,000 if in excess thereof), and each Adjusted Prime Rate Advance shall be in the minimum amount of $1,000,000 (and in multiples of $100,000 if in excess thereof), provided, however, that any Adjusted Prime Rate Advance may be in the amount of the unused Aggregate Commitment.

         2.9  Interest.

              (a) The outstanding principal balance under the Notes shall bear interest from time to time at a rate per annum equal to:

                 (i) the Adjusted Prime Rate; or

                 (ii) at the election of Borrower with respect to all or
              portions of the Obligations, the Adjusted LIBOR Rate.

              (b) All interest shall be calculated for actual days elapsed on the basis of a 360-day year. Interest accrued on each Advance shall be payable on the first day of each calendar month in arrears from time to time while such Advance is outstanding and on the Maturity Date or the effective date of any termination in full of the Aggregate Commitment under Section 2.17. Interest shall not be payable for the day of any payment on the amount paid if payment is received by Administrative Agent prior to noon (Chicago time). If any payment of principal or interest under the Notes shall become due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a payment of principal, such extension of time shall be included in computing interest due in connection with such payment; provided that for purposes of Section 10.1 hereof, any payments of principal described in this sentence shall be considered to be "due" on such next succeeding Business Day.

         2.10 Selection of Rate Options and LIBOR Interest Periods.

              (a) Borrower, from time to time, may select the Rate Option and, in the case of each LIBOR Advance, the commencement date (which shall be a Business Day) and the length of the LIBOR Interest Period applicable to each LIBOR Advance. Borrower shall give Administrative Agent irrevocable notice (a "Borrowing Notice" not later than

         11:00 a.m. (Chicago time) (i) at least one Business Day prior to an Adjusted Prime Rate Advance, (ii) at least three (3) Business Days prior to a ratable LIBOR Advance, and (iii) not later than 11:00 a.m. (Chicago time) on the Borrowing Date for each Swingline Loan, specifying:

                      (i) the Borrowing Date, which shall be a Business Day, of such Advance,

                      (ii)    the aggregate amount of such Advance,

                      (iii)   the type of Advance selected, and

                      (iv) in the case of each LIBOR Advance, the LIBOR Interest Period applicable thereto.

         The Borrower shall also deliver together with each Borrowing Notice the compliance certificate required in Section 5.2 and otherwise comply with the conditions set forth in Section 5.2 for Advances. Administrative Agent shall provide each Lender by facsimile with a copy of each Borrowing Notice and compliance certificate on the same Business Day it is received.

         Not later than noon (Chicago time) on each Borrowing Date, each Lender shall make available its Loan or Loans, in funds immediately available in Chicago to the Administrative Agent. Administrative Agent will promptly make the funds so received from the Lenders available to the Borrower.

                  (b) Administrative Agent shall, as soon as practicable after receipt of a Borrowing Notice, determine the Adjusted LIBOR Rate applicable to the requested ratable LIBOR Advance and inform Borrower and Lenders of the same. Each determination of the Adjusted LIBOR Rate by Administrative Agent shall be conclusive and binding upon Borrower in the absence of manifest error.

                  (c) If Borrower shall prepay a LIBOR Advance other than on the last day of the LIBOR Interest Period applicable thereto, Borrower shall be responsible to pay all amounts due to Lenders as required by
         Section 4.4 hereof. The Lenders shall not be obligated to match fund their LIBOR Advances.

                  (d) As of the end of each LIBOR Interest Period selected for a ratable LIBOR Advance, the interest rate on the LIBOR Advance will become the Adjusted Prime Rate, unless Borrower has once again selected a LIBOR Interest Period in accordance with the timing and procedures set forth in Section 2.10(g).

                  (e) The right of Borrower to select the Adjusted LIBOR Rate for an Advance pursuant to this Agreement is subject to the availability to Lenders of a similar option. If Administrative Agent determines that (i) deposits of Dollars in an amount approximately equal to the LIBOR Advance for which the Borrower wishes to select the Adjusted LIBOR Rate are not generally available at such time in the London interbank eurodollar market, or (ii) the rate at which the deposits described in subsection (i) herein are being offered will not adequately and fairly reflect the costs to Lenders of maintaining an Adjusted LIBOR Rate on an Advance or of funding the same in such market for such LIBOR Interest Period, or (iii) reasonable means do not exist for determining an Adjusted LIBOR Rate, or (iv) the Adjusted LIBOR Rate would be in excess of the maximum interest rate which Borrower may by law pay, then in any of such events, Administrative Agent shall so notify Borrower and Lenders and such Advance shall bear interest at the Adjusted Prime Rate.

                  (f) In no event may Borrower elect a LIBOR Interest Period which would extend beyond the Maturity Date. Unless Lenders agree thereto, in no event may Borrower have more than ten (10) different LIBOR Interest Periods for LIBOR Advances outstanding at any one time.

                  (g) Conversion and Continuation.

                              (i) Borrower may elect from time to time, subject
                  to the other provisions of this Section 2.10, to convert all or any part of a ratable Advance into any other type of Advance; provided that any conversion of a ratable LIBOR Advance shall be made on, and only on, the last day of the LIBOR Interest Period applicable thereto.

                             (ii) Adjusted Prime Rate Advances shall continue as
                  Adjusted Prime Rate Advances unless and until such Adjusted Prime Rate Advances are converted into ratable LIBOR Advances pursuant to a Conversion/Continuation Notice from Borrower in accordance with Section 2.10(g)(iv). Ratable LIBOR Advances shall continue until the end of the then applicable LIBOR Interest Period therefor, at which time each such Advance shall be automatically converted into an Adjusted Prime Rate Advance unless the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice in accordance with Section 2.10(g)(iv) requesting that, at the end of such LIBOR Interest Period, such Advance either continue as an Advance of such type for the same or another LIBOR Interest Period.

                           (iii) Notwithstanding anything to the contrary
                  contained in Sections 2.10(g)(i) or (g)(ii), no Advance may be converted into a LIBOR Advance or continued as a LIBOR Advance (except with the consent of the Required Lenders) when any Monetary Default or Event of Default has occurred and is continuing.

                             (iv) The Borrower shall give the Administrative
                  Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of an Advance or continuation of a LIBOR Advance not later than 11:00 a.m. (Chicago time) on the Business Day immediately preceding the date of the requested conversion, in the case of a conversion into an Adjusted Prime Rate Advance, or 11:00 a.m. (Chicago time) at least three (3) Business Days prior to the date of the requested conversion or continuation, in the case of a conversion into or continuation of a ratable LIBOR Advance, specifying: (1) the requested date (which shall be a

                  Business Day) of such conversion or continuation; (2) the amount and type of the Advance to be converted or continued; and (3) the amounts and type(s) of Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a ratable LIBOR Advance, the duration of the LIBOR Interest Period applicable thereto.

         2.11 Method of Payment. All payments of the Obligations hereunder shall be made, without set-off, deduction, or counterclaim, in immediately available funds to Administrative Agent at Administrative Agent's address specified herein, or at any other Lending Installation of Administrative Agent specified in writing by Administrative Agent to Borrower, by noon (local time) on the date when due and shall be applied ratably by Administrative Agent among Lenders. Each payment delivered to Administrative Agent for the account of any Lender shall be delivered promptly by Administrative Agent to such Lender in the same type of funds that Administrative Agent received at its address specified herein or at any Lending Installation specified in a notice received by Administrative Agent from such Lender. Administrative Agent is hereby authorized to charge the account of Borrower maintained with Bank One for each payment of principal, interest and fees as it becomes due hereunder.

         2.12 Default. Notwithstanding the foregoing, during the continuance of a Monetary Default or an Event of Default, Borrower shall not have the right to request a LIBOR Advance, request a Competitive Bid Loan, select a new LIBOR Interest Period for an existing ratable LIBOR Advance or convert any Adjusted Prime Rate Advance to a ratable LIBOR Advance. During the continuance of a Monetary Default or an Event of Default, at the election of the Required Lenders, by notice to Borrower, outstanding Advances shall bear interest at the applicable Default Rates until such Monetary Default or Event of Default ceases to exist or the Obligations are paid in full.

         2.13 Lending Installations. Each Lender may book its Advances at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Administrative Agent and Borrower, designate a Lending Installation through which Advances will be made by it and for whose account payments are to be made.

         2.14 Non-Receipt of Funds by Administrative Agent. Unless Borrower or a Lender, as the case may be, notifies Administrative Agent prior to the date on which it is scheduled to make payment to Administrative Agent of (i) in the case of a Lender, an Advance, or (ii) in the case of Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, Administrative Agent may assume that such payment has been made. Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or Borrower, as the case may be, has not in fact made such payment to Administrative Agent, the recipient of such payment shall, on demand by Administrative Agent, repay to Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by Administrative Agent until the date Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate (as determined by Administrative Agent) for such day or (ii) in the case of payment by Borrower, the interest rate applicable to the relevant Advance.

         2.15 Swingline Loans. In addition to the other options available to Borrower hereunder, the Swingline Commitment shall be available for Swingline Loans subject to the following terms and conditions. Swingline Loans shall be made available for same day borrowings provided that notice is given in accordance with Section 2.10 hereof. All Swingline Loans shall bear interest at the Adjusted Prime Rate and shall be deemed to be Adjusted Prime Rate Advances. In no event shall the Swingline Lender be required to fund a Swingline Loan if it would increase the total aggregate outstanding Loans by Swingline Lender hereunder plus its Percentage of Facility Letter of Credit Obligations to an amount in excess of its Commitment. Upon request of the Swingline Lender made to all the Lenders, each Lender irrevocably agrees to purchase its Percentage of any Swingline Loan made by the Swingline Lender regardless of whether the conditions for disbursement are satisfied at the time of such purchase, including the existence of an Event of Default hereunder provided no Lender shall be required to have total outstanding Loans (other than Competitive Bid Loans) plus its Percentage of Facility Letters of Credit to be in an amount greater than its Commitment. Such purchase shall take place on the date of the request by Swingline Lender so long as such request is made by noon (Chicago time), otherwise on the Business Day following such request. All requests for purchase shall be in writing. From and after the date it is so purchased, each such Swingline Loan shall, to the extent purchased, (i) be treated as a Loan made by the purchasing Lenders and not by the selling Lender for all purposes under this Agreement and the payment of the purchase price by a Lender shall be deemed to be the making of a Loan by such Lender and shall constitute outstanding principal under such Lender's Note, and (ii) shall no longer be considered a Swingline Loan except that all interest accruing on or attributable to such Swingline Loan for the period prior to the date of such purchase shall be paid when due by the Borrower to the Administrative Agent for the benefit of the Swingline Lender and all such amounts accruing on or attributable to such Loans for the period from and after the date of such purchase shall be paid when due by the Borrower to the Administrative Agent for the benefit of the purchasing Lenders. If prior to purchasing its Percentage of a Swingline Loan one of the events described in Section 10.10 shall have occurred and such event prevents the consummation of the purchase contemplated by preceding provisions, each Lender will purchase an undivided participating interest in the outstanding Swingline Loan in an amount equal to its Percentage of such Swingline Loan. From and after the date of each Lender's purchase of its participating interest in a Swingline Loan, if the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment was received by the Swingline Lender and is required to be returned to the Borrower, each Lender will return to the Swingline Lender any portion thereof previously distributed by the Swingline Lender to it. If any Lender fails to so purchase its Percentage of any Swingline Loan, such Lender shall be deemed to be a Defaulting Lender hereunder. No Swingline Loan shall be outstanding for more than five (5) days at a time and Swingline Loans shall not be outstanding for more than a total of ten (10) days during any month.

         2.16 Competitive Bid Loans.

                  (a) Competitive Bid Option. In addition to ratable Advances pursuant to Section 2.5, but subject to the terms and conditions of this Agreement (including, without limitation the limitation set forth in Section 2.1(a) as to the maximum Allocated Facility Amount), the Borrower may, as set forth in this Section 2.16, but only during a Rating Period, request the Lenders, prior to the Maturity Date, to make offers to make Competitive Bid Loans to the Borrower. Each Lender may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.16. Competitive Bid Loans shall be evidenced by the Competitive Bid Notes.

                  (b) Competitive Bid Quote Request. When the Borrower wishes to request offers to make Competitive Bid Loans under this Section 2.16, it shall transmit to the Administrative Agent by telecopy a Competitive Bid Quote Request substantially in the form of Exhibit C-1 hereto so as to be received no later than (i) 10:00 a.m. (Chicago time) at least five Business Days prior to the Borrowing Date proposed therein, in the case of a request for a Competitive LIBOR Margin or (ii) 9:00 a.m. (Chicago time) at least one Business Day prior to the Borrowing Date proposed therein, in the case of a request for an Absolute Rate specifying:

                              (i) the proposed Borrowing Date for the proposed
                  Competitive Bid Loan,

                              (ii) the requested aggregate principal amount of
                  such Competitive Bid Loan,

                              (iii) whether the Competitive Bid Quotes requested
                  are to set forth a Competitive LIBOR Margin or an Absolute Rate, or both, and

                              (iv) the LIBOR Interest Period, if a Competitive
                  LIBOR Margin is requested, or the Absolute Interest Period, if an Absolute Rate is requested.

The Borrower may request offers to make Competitive Bid Loans for more than one Interest Period (but not more than five Interest Periods) in a single Competitive Bid Quote Request. No Competitive Bid Quote Request shall be given within five Business Days (or such other number of days as the Borrower and the Administrative Agent may agree) of any other Competitive Bid Quote Request. A Competitive Bid Quote Request that does not conform substantially to the form of Exhibit C-1 hereto shall be rejected, and the Administrative Agent shall promptly notify the Borrower of such rejection by telecopy.

                  (c) Invitation for Competitive Bid Quotes. Promptly and in any event before the close of business on the same Business Day of receipt of a Competitive Bid Quote Request that is not rejected pursuant to
         Section 2.16(b), the Administrative Agent shall send to each of the Lenders by telecopy an Invitation for Competitive Bid Quotes substantially in the form of Exhibit C-2 hereto, which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Quotes offering to make the Competitive Bid Loans to which such Competitive Bid Quote Request relates in accordance with this Section 2.16.

                  (d) Submission and Contents of Competitive Bid Quotes.

                              (i) Each Lender may, in its sole discretion,
                  submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this Section 2.16(d) and must be submitted to the Administrative Agent by telex or telecopy at its offices not later than (a) 2:00 p.m. (Chicago time) at least four Business Days prior to the proposed Borrowing Date, in the case of a request for a Competitive LIBOR Margin or (b) 9:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of a request for an Absolute Rate (or, in either case upon reasonable prior notice to the Lenders, such other time and rate as the Borrower and the Administrative Agent may agree); provided that Competitive Bid Quotes submitted by Bank One may only be submitted if the Administrative Agent or Bank One notifies the Borrower of the terms of the Offer or Offers contained therein no later than 30 minutes prior to the latest time at which the relevant Competitive Bid Quotes must be submitted by the other Lenders. Subject to the Borrower's compliance with all other conditions to disbursement herein, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

                            (ii) Each Competitive Bid Quote shall be in
                  substantially the form of Exhibit C-3 hereto and shall in any case specify:

                  (e) the proposed Borrowing Date, which shall be the same as that set forth in the applicable Invitation for Competitive Bid Quotes,

                  (f) the principal amount of the Competitive Bid Loan for which each such offer is being made, which principal amount (1) may be greater than, less than or equal to the Commitment of the quoting Lender, (2) must be at least $10,000,000 and an integral multiple of $1,000,000, and (3) may not exceed the principal amount of Competitive Bid Loans for which offers are requested,

                  (g) as applicable, the Competitive LIBOR Margin and Absolute Rate offered for each such Competitive Bid Loan,

                  (h) the minimum amount, if any, of the Competitive Bid Loan which may be accepted by the Borrower, and

                  (i) the identity of the quoting Lender, provided that such Competitive Bid Loan may be funded by such Lender's Designated Lender as provided in Section 2.16(j), regardless of whether that is specified in the Competitive Bid Quote.

                              (iii) The Administrative Agent shall reject any
                  Competitive Bid Quote that:

                  (j) is not substantially in the form of Exhibit C-3 hereto or does not specify all of the information required by Section 2.16(d)(ii),

                  (k) contains qualifying, conditional or similar language, other than any such language contained in Exhibit C-3 hereto,


                  (l) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bid Quotes, or

                  (m) arrives after the time set forth in Section 2.16(d)(i).

                  If any Competitive Bid Quote shall be rejected pursuant to this Section 2.16(d)(iii), then the Administrative Agent shall notify the relevant Lender of such rejection as soon as practical.

                  (n) Notice to Borrower. The Administrative Agent shall promptly notify the Borrower of the terms (i) of any Competitive Bid Quote submitted by a Lender that is in accordance with Section 2.16(d) and (ii) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Administrative Agent unless such subsequent Competitive Bid Quote specifically states that it is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Administrative Agent's notice to the Borrower shall specify the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request and the respective principal amounts and Competitive LIBOR Margins or Absolute Rate, as the case may be, so offered.

                  (o) Acceptance and Notice by Borrower. Not later than (i) 6:00 p.m. (Chicago time) at least four Business Days prior to the proposed Borrowing Date in the case of a request for a Competitive LIBOR Margin or (ii) 10:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of a request for an Absolute Rate (or, in either case upon reasonable prior notice to the Lenders, such other time and date as the Borrower and the Administrative Agent may agree), the Borrower shall notify the Administrative Agent of its acceptance or rejection of the offers so notified to it pursuant to Section 2.16(e); provided, however, that the failure by the Borrower to give such notice to the Administrative Agent shall be deemed to be a rejection of all such offers. In the case of acceptance, such notice (a "Competitive Bid Borrowing Notice") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Competitive Bid Quote in whole or in part (subject to the terms of Section 2.16(d)(iii)); provided that:

                              (i) the aggregate principal amount of all
                  Competitive Bid Loans to be disbursed on a given Borrowing Date may not exceed the applicable amount set forth in the related Competitive Bid Quote Request,

                              (ii) acceptance of offers may only be made on the
                  basis of ascending Competitive LIBOR Margins or Absolute Rates, as the case may be, and

                              (iii) the Borrower may not accept any offer that
                  is described in Section 2.16(d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

                  (p) Allocation by Administrative Agent. If offers are made by two or more Lenders with the same Competitive LIBOR Margins or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Lenders as nearly as possible (in such multiples, not greater than $1,000,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amount of such offers provided, however, that no Lender shall be allocated any Competitive Bid Loan which is less than the minimum amount which such Lender has indicated that it is willing to accept. Allocations by the Administrative Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error. The Administrative Agent shall promptly, but in any event on the same Business Day, notify each Lender of its receipt of a Competitive Bid Borrowing Notice and the principal amounts of the Competitive Bid Loans allocated to each participating Lender.

                  (q) Administration Fee. The Borrower hereby agrees to pay to the Administrative Agent an administration fee of $2,500 per each Competitive Bid Quote Request transmitted by the Borrower to the Administrative Agent pursuant to Section 2.16(b). Such administration fee shall be payable monthly in arrears on the first Business Day of each month and on the Maturity Date (or such earlier date on which the Aggregate Commitment shall terminate or be cancelled) for any period then ending for which such fee, if any, shall not have been theretofore paid.

         (i) Other Terms. Any Competitive Bid Loan shall not reduce the Commitment of the Bid Lender making such Competitive Bid Loan (except as the availability of other Advances is reduced by the increase in the Allocated Facility Amount due to such Competitive Bid Loan) and each such Bid Lender shall continue to be obligated to fund its full percentage of all pro rata Advances under the Facility. In no event can the aggregate amount of all Competitive Bid Loans at any time exceed the lesser of (i) 50% of the then Aggregate Commitment, or (ii) Two Hundred Million Dollars ($200,000,000.00). Competitive Bid Loans may not be continued and, if not repaid at the end of the Interest Period applicable thereto, shall (subject to the conditions set forth in this Agreement) be replaced by new Competitive Bid Loans made in accordance with this Section 2.16 or by ratable Advances in accordance with Section 2.10.

                  (r) Designated Lenders. A Lender may designate its Designated Lender to fund a Competitive Bid Loan on its behalf as described in
         Section 2.16(d)(ii)(e). Any Designated Lender which funds a Competitive Bid Loan shall on and after the time of such funding become the obligee under such Competitive Bid Loan and be entitled to receive payment thereof when due. No Lender shall be relieved of its obligation to fund a Competitive Bid Loan, and no Designated Lender shall assume such obligation, prior to the time such Competitive Bid Loan is funded.

         2.17 Voluntary Reduction of Aggregate Commitment Amount. Upon at least five (5) days prior irrevocable written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent, Borrower shall have the right, without premium or penalty, to terminate the Aggregate Commitment in whole or in part provided that (a) Borrower may not reduce the Aggregate Commitment below the Allocated Facility Amount at the time of such requested reduction, and (b) any such partial termination shall be in the minimum aggregate amount of Five Million Dollars (U.S. $5,000,000.00) or any integral multiple of Five Million Dollars (U.S. $5,000,000.00) in excess thereof. Any partial termination of the Aggregate Commitment shall be applied pro rata to each Lender's Commitment.

         2.18 Increase in Aggregate Commitment. The Borrower shall also have the right from time to time to increase the Aggregate Commitment up to a maximum of $400,000,000 by either adding new banks as Lenders (subject to the Administrative Agent's prior written approval of the identity of such new banks) or obtaining the agreement, which shall be at such Lender's or Lenders' sole discretion, of one or more of the then current Lenders to increase its or their Commitments. Such increases shall be evidenced by the execution and delivery of an Amendment Regarding Increase in the form of Exhibit L attached hereto by the Borrower, the Administrative Agent and the new bank or existing Lender providing such additional Commitment, a copy of which shall be forwarded to each Lender by the Administrative Agent promptly after execution thereof. On the effective date of each such increase in the Aggregate Commitment, the Borrower and the Administrative Agent shall cause the new or existing Lenders providing such increase, by either funding more than its or their Percentage of new ratable Advances made on such date or purchasing shares of outstanding ratable Loans held by the other Lenders or a combination thereof, to hold its or their Percentage of all ratable Advances outstanding at the close of business on such day. The Lenders agree to cooperate in any required sale and purchase of outstanding ratable Advances to achieve such result. In no event will such new or existing Lenders providing the increase be required to fund or purchase a portion of any Competitive Bid Loan or Swingline Loan to comply with this Section on such date. In no event shall the Aggregate Commitment exceed $400,000,000 without the approval of all of the Lenders.

         2.19 Application of Moneys Received. All moneys collected or received by the Administrative Agent on account of the Facility directly or indirectly, shall be applied in the following order of priority:

                              (i) to the payment of all reasonable costs
                  incurred in the collection of such moneys of which the Administrative Agent shall have given notice to the Borrower;

                              (ii) to the reimbursement of any yield protection
                  due to any of the Lenders in accordance with Section 4.1;

                              (iii) first to the payment of any fee due pursuant
                  to Section 3.8(b) in connection with the issuance of a Facility Letter of Credit to the Issuing Bank until such fee is paid in full, then next to the payment of the Facility Fee and Facility Letter of Credit Fee to the Lenders, if then due, in that order on a pro rata basis in accordance with the respective amounts of such fees due to the Lenders and then finally to the payment of all fees then due to the Administrative Agent;

                              (iv) to payment of the full amount of interest and
                  principal on the Swingline Loans;

                              (v) first to interest until paid in full and then
                  to principal for all Lenders (other than Defaulting Lenders)
                  (i) as allocated by the Borrower (unless an Event of Default exists) between Competitive Bid Loans and ratable Advances (the amount allocated to ratable Advances to be distributed in accordance with the Percentages of the Lenders) or (ii) if an Event of Default exists, in accordance with the respective Funded Percentages of the Lenders;

                              (vi) any other sums due to the Administrative
                  Agent or any Lender under any of the Loan Documents; and

                              (vii) to the payment of any sums due to each
                  Defaulting Lender as their respective Percentages appear (provided that Administrative Agent shall have the right to set-off against such sums any amounts due from such Defaulting Lender).


         2.20 Withholding Tax Exemption. At least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower and the Administrative Agent two duly completed copies of an appropriate United States Internal Revenue Service form, certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a form further undertakes to deliver to each of the Borrower and the Administrative Agent two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

                                  Article III.

                        THE LETTER OF CREDIT SUBFACILITY

         3.1 Obligation to Issue. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower and the General Partner herein set forth, the Issuing Bank hereby agrees to issue for the account of Borrower, one or more Facility Letters of Credit in accordance with this Article III, from time to time during the period commencing on the Agreement Execution Date and ending on a date one Business Day prior to the Maturity Date. The Issuing Bank has, as of the Agreement Execution Date, issued three letters of credit under the Borrower's Existing Credit Agreement in the face amounts of $979,678.50, $20,000.00, and $96,695.00 which letters of credit shall be deemed Facility Letters of Credit hereunder.

         3.2 Types and Amounts. The Issuing Bank shall not have any obligation to:

                     (i) issue any Facility Letter of Credit if the aggregate maximum amount then available for drawing under Letters of Credit issued by such Issuing Bank, after giving effect to the Facility Letter of Credit requested hereunder, shall exceed any limit imposed by law or regulation upon such Issuing Bank;

                     (ii) issue any Facility Letter of Credit if, after giving effect thereto, either (1) the then applicable Allocated Facility Amount would exceed the then current Aggregate Commitment, or (2) the Facility Letter of Credit Obligations would exceed $30,000,000;

                     (iii) issue any Facility Letter of Credit having an expiration date, or containing automatic extension provision to extend such date, to a date which is after the Business Day immediately preceding the Maturity Date; or

                     (iv) issue any Facility Letter of Credit having an expiration date, or containing automatic extension provisions to extend such date, to a date which is more than twelve (12) months after the date of its issuance.

         3.3 Conditions. In addition to being subject to the satisfaction of the conditions contained in Article V hereof, the obligation of the Issuing Bank to issue any Facility Letter of Credit is subject to the satisfaction in full of the following conditions:

                  (i) the Borrower shall have delivered to the Issuing Bank at such times and in such manner as the Issuing Bank may reasonably prescribe such documents and materials as may be reasonably required pursuant to the terms of the proposed Facility Letter of Credit (it being understood that if any inconsistency exists between such documents and the Loan Documents, the terms of the Loan Documents shall control) and the proposed Facility Letter of Credit shall be reasonably satisfactory to the Issuing Bank as to form and content;

                  (ii) as of the date of issuance, no order, judgment or decree of any court, arbitrator or governmental authority shall purport by its terms to enjoin or restrain the

         Issuing Bank from issuing the requested Facility Letter of Credit and no law, rule or regulation applicable to the Issuing Bank and no request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Issuing Bank shall prohibit or request that the Issuing Bank refrain from the issuance of Letters of Credit generally or the issuance of the requested Facility Letter of Credit in particular; and

                  (iii)  there shall not exist any Default or Event of Default.

         3.4 Procedure for Issuance of Facility Letters of Credit.

                  (a) Borrower shall give the Issuing Bank and the Administrative Agent at least two (2) Business Days' prior written notice of any requested issuance of a Facility Letter of Credit under this Agreement (a "Letter of Credit Request"), a copy of which shall be sent immediately to all Lenders (except that, in lieu of such written notice, the Borrower may give the Issuing Bank and the Administrative Agent telephonic notice of such request if confirmed in writing by delivery to the Issuing Bank and the Administrative Agent (i) immediately (A) of a telecopy of the written notice required hereunder which has been signed by an authorized officer, or (B) of a telex containing all information required to be contained in such written notice and (ii) promptly (but in no event later than the requested date of issuance) of the written notice required hereunder containing the original signature of an authorized officer); such notice shall be irrevocable and shall specify:

         (1) whether the requested Facility Letter of Credit is, in Borrower's belief, a Financial Letter of Credit or a Performance Letter of Credit;

         (2) the stated amount of the Facility Letter of Credit requested (which stated amount shall not be less than $50,000);

         (3) the effective date (which day shall be a Business Day) of issuance of such requested Facility Letter of Credit (the "Issuance Date");

         (4) the date on which such requested Facility Letter of Credit is to expire;

         (5) the purpose for which such Facility Letter of Credit is to be issued;

         (6) the Person for whose benefit the requested Facility Letter of Credit is to be issued; and

         (7) any special language required to be included in the Facility Letter of Credit.

At the time such request is made, the Borrower shall also provide the Administrative Agent and the Issuing Bank with a copy of the form of the Facility Letter of Credit that the Borrower is requesting be issued. Such notice, to be effective, must be received by such Issuing Bank and the Administrative Agent not later than 2:00 p.m. (Chicago time) on the last Business Day on which notice can be given under this Section 3.4(a).

                  (b) Subject to the terms and conditions of this Article III and provided that the applicable conditions set forth in Article V hereof have been satisfied, the Issuing Bank shall, on the Issuance Date, issue a Facility Letter of Credit on behalf of the Borrower in accordance with the Letter of Credit Request and the Issuing Bank's usual and customary business practices unless the Issuing Bank has actually received (i) written notice from the Borrower specifically revoking the Letter of Credit Request with respect to such Facility Letter of Credit, (ii) written notice from a Lender, which complies with the provisions of Section 3.6(a), or (iii) written or telephonic notice from the Administrative Agent stating that the issuance of such Facility Letter of Credit would violate Section 3.2.


                  (c) The Issuing Bank shall give the Administrative Agent (who shall promptly notify Lenders) and the Borrower written or telex notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Facility Letter of Credit (the "Issuance Notice"), which shall indicate the Issuing Bank's reasonable determination as to whether such Facility Letter of Credit is a Financial Letter of Credit or a Performance Letter of Credit, which determination shall be conclusive absent manifest error.

                  (d) The Issuing Bank shall not extend or amend any Facility Letter of Credit unless the requirements of this Section 3.4 are met as though a new Facility Letter of Credit was being requested and issued.

         3.5 Reimbursement Obligations; Duties of Issuing Bank.

                  (a) The Issuing Bank shall promptly notify the Borrower and the Administrative Agent (who shall promptly notify Lenders) of any draw under a Facility Letter of Credit. Any such draw shall constitute an Advance of the Facility in the amount of the Reimbursement Obligation with respect to such Facility Letter of Credit and shall bear interest from the date of the relevant drawing(s) under the pertinent Facility Letter of Credit at a rate selected by Borrower in accordance with Section 2.10 hereof; provided that if a Monetary Default or an Event of Default exists at the time of any such drawing(s), then the Borrower shall reimburse the Issuing Bank for drawings under a Facility Letter of Credit issued by the Issuing Bank no later than the next succeeding Business Day after the payment by the Issuing Bank and until repaid such Reimbursement Obligation shall bear interest at the Default Rate.

                  (b) Any action taken or omitted to be taken by the Issuing Bank under or in connection with any Facility Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put the Issuing Bank under any resulting liability to any Lender or, provided that such Issuing Bank has complied with the procedures specified in Section 3.4 and such Lender has not given a notice contemplated by Section 3.6(a) that continues in full force and effect, relieve that Lender of its obligations hereunder to the Issuing Bank. In determining whether to pay under any Facility Letter of Credit, the Issuing Bank shall have no obligation relative to the Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered in compliance, and that they appear to comply on their face, with the requirements of such Letter of Credit.

         3.6 Participation.

                  (a) Immediately upon issuance by the Issuing Bank of any Facility Letter of Credit in accordance with the procedures set forth in Section 3.4, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Issuing Bank, without recourse, representation or warranty, an undivided interest and participation equal to such Lender's Percentage in such Facility Letter of Credit (including, without limitation, all obligations of the Borrower with respect thereto) and all related rights hereunder and under the Guaranty and other Loan Documents; provided that a Letter of Credit issued by the Issuing Bank shall not be deemed to be a Facility Letter of Credit for purposes of this Section 3.6 if the Issuing Bank shall have received written notice from any Lender on or before the Business Day prior to the date of its issuance of such Letter of Credit that one or more of the conditions contained in Section 5.2 is not then satisfied, and in the event the Issuing Bank receives such a notice it shall have no further obligation to issue any Facility Letter of Credit until such notice is withdrawn by that Lender or the Issuing Bank receives a notice from the Administrative Agent that such condition has been effectively waived in accordance with the provisions of this Agreement. Each Lender's obligation to make further Loans to Borrower (other than any payments such Lender is required to make under subparagraph (b) below) or to purchase an interest from the Issuing Bank in any subsequent letters of credit issued by the Issuing Bank on behalf of Borrower shall be reduced by such Lender's Percentage of the undrawn portion of each Facility Letter of Credit outstanding.

                  (b) In the event that the Issuing Bank makes any payment under any Facility Letter of Credit and the Borrower shall not have repaid such amount to the Issuing Bank pursuant to Section 3.7 hereof, the Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to the Administrative Agent for the account of the Issuing Bank the amount of such Lender's Percentage of the unreimbursed amount of such payment, and the Administrative Agent shall promptly pay such amount to the Issuing Bank. Lender's payments of its Percentage of such Reimbursement Obligation as aforesaid shall be deemed to be a Loan by such Lender and shall constitute outstanding principal under such Lender's Note. The failure of any Lender to make available to the Administrative Agent for the account of the Issuing Bank its Percentage of the unreimbursed amount of any such payment shall not relieve any other Lender of its obligation hereunder to make available to the Administrative Agent for the account of such Issuing Bank its Percentage of the unreimbursed amount of any payment on the date such payment is to be made, but no Lender shall be responsible for the failure of any other Lender to make available to the Administrative Agent its Percentage of the unreimbursed amount of any payment on the date such payment is to be made. Any Lender which fails to make any payment required pursuant to this Section 3.6(b) shall be deemed to be a Defaulting Lender hereunder.

                  (c) Whenever the Issuing Bank receives a payment on account of a Reimbursement Obligation, including any interest thereon, the Issuing Bank shall promptly pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Lender which has funded its participating interest therein, in immediately available funds, an amount equal to such Lender's Percentage thereof.

                  (d) Upon the request of the Administrative Agent or any Lender, the Issuing Bank shall furnish to such Administrative Agent or Lender copies of any Facility Letter of Credit to which the Issuing Bank is party and such other documentation as may reasonably be requested by the Administrative Agent or Lender.

                  (e) The obligations of a Lender to make payments to the Administrative Agent for the account of the Issuing Bank with respect to a Facility Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, set-off, qualification or exception whatsoever other than a failure of any such Issuing Bank to comply with the terms of this Agreement relating to the issuance of such Facility Letter of Credit, and such payments shall be made in accordance with the terms and conditions of this Agreement under all circumstances.

         3.7 Payment of Reimbursement Obligations.

                  (a) The Borrower agrees to pay to the Administrative Agent for the account of the Issuing Bank the amount of all Advances for Reimbursement Obligations, interest and other amounts payable to the Issuing Bank under or in connection with any Facility Letter of Credit when due, irrespective of any claim, set-off, defense or other right which the Borrower may have at any time against any Issuing Bank or any other Person, under all circumstances, including without limitation any of the following circumstances:

                              (i) any lack of validity or enforceability of this
                  Agreement or any of the other Loan Documents;

                              (ii) the existence of any claim, setoff, defense
                  or other right which the Borrower may have at any time against a beneficiary named in a Facility Letter of Credit or any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Issuing Bank, any Lender, or any other Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower and the beneficiary named in any Facility Letter of Credit);

                              (iii) any draft, certificate or any other document
                  presented under the Facility Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect of any statement therein being untrue or inaccurate in any respect;

                              (iv) the surrender or impairment of any security
                  for the performance or observance of any of the terms of any of the Loan Documents; or

                              (v) the occurrence of any Default or Event of
                  Default.

                  (b) In the event any payment by the Borrower received by the Issuing Bank or the Administrative Agent with respect to a Facility Letter of Credit and distributed by the

         Administrative Agent to the Lenders on account of their participations is thereafter set aside, avoided or recovered from the Administrative Agent or Issuing Bank in connection with any receivership, liquidation, reorganization or bankruptcy proceeding, each Lender which received such distribution shall, upon demand by the Administrative Agent, contribute such Lender's Percentage of the amount set aside, avoided or recovered together with interest at the rate required to be paid by the Issuing Bank or the Administrative Agent upon the amount required to be repaid by the Issuing Bank or the Administrative Agent.

         3.8 Compensation for Facility Letters of Credit.

                  (a) The Borrower shall pay to the Administrative Agent, for the ratable account of the Lenders, based upon the Lenders' respective Percentages, a per annum fee (the "Facility Letter of Credit Fee") with respect to each Facility Letter of Credit that is equal to (i) the LIBOR Applicable Margin in effect from time to time in the case of Financial Letters of Credit, and (ii) the LIBOR Applicable Margin from time to time minus 0.25% in the case of Performance Letters of Credit. The Facility Letter of Credit Fee relating to any Facility Letter of Credit shall be due and payable in arrears in equal installments on the first Business Day of each month following the issuance of any Facility Letter of Credit and, to the extent any such fees are then due and unpaid, on the Maturity Date. The Administrative Agent shall promptly remit such Facility Letter of Credit Fees, when paid, to the other Lenders in accordance with their Percentages thereof. The Borrower shall not have any liability to any Lender for the failure of the Administrative Agent to promptly deliver funds to any such Lender and shall be deemed to have made all such payments on the date the respective payment is made by the Borrower to the Administrative Agent, provided such payment is received by the time specified in Section 2.11 hereof.

                  (b) The Issuing Bank also shall have the right to receive solely for its own account an issuance fee of 0.15% of the face amount of each Facility Letter of Credit, payable by the Borrower on the Issuance Date for each such Facility Letter of Credit. The Issuing Bank shall also be entitled to receive its reasonable out-of-pocket costs and the Issuing Bank's standard charges of issuing, amending and servicing Facility Letters of Credit and processing draws thereunder.

         3.9 Letter of Credit Collateral Account. The Borrower hereby agrees that it will, until the Maturity Date, maintain a special collateral account (the "Letter of Credit Collateral Account") at the Administrative Agent's office at the address specified pursuant to Article XV, in the name of the Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the Lenders, and in which the Borrower shall have no interest other than as set forth in Section 11.1. In addition to the foregoing, the Borrower hereby grants to the Administrative Agent, for the benefit of the Lenders, a security interest in and to the Letter of Credit Collateral Account and any funds that may hereafter be on deposit in such account, including income earned thereon. The Lenders acknowledge and agree that the Borrower has no obligation to fund the Letter of Credit Collateral Account unless and until so required under
Section 11.1 hereof.

                                  Article IV.

                             CHANGE IN CIRCUMSTANCES

         4.1 Yield Protection. If the adoption of or change in any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, or the compliance of any Lender therewith,

                              (i) subjects any Lender or any applicable Lending
                  Installation to any tax, duty, charge or withholding on or from payments due from Borrower (excluding federal and state taxation of the overall net income of any Lender or applicable Lending Installation), or changes the basis of such taxation of payments to any Lender in respect of its Advances, its interest in the Facility Letters of Credit or other amounts due it hereunder, or

                              (ii) imposes or increases or deems applicable any
                  reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to LIBOR Advances), or

                              (iii) imposes any other condition, and the result
                  is to increase the cost of any Lender or any applicable Lending Installation of making, funding or maintaining loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of loans held, Letters of Credit issued or participated in or interest received by it, by an amount deemed material by such Lender, then, within fifteen (15) days of demand by such Lender, Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Advances and its Commitment.

         4.2 Changes in Capital Adequacy Regulations. If a Lender determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporate entity controlling such Lender is increased as a result of a Change (as defined below), then, within fifteen (15) days of demand by such Lender, Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Advances, its interest in the Facility Letters of Credit, or its obligation to make Advances hereunder or participate in or issue Facility Letters of Credit hereunder (after taking into account such Lender's policies as to capital adequacy). "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines (as defined below) or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any

Lender or any Lending Installation or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards", including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement. Without in any way affecting the Borrower's obligation to pay compensation actually claimed by a Lender under this Section 4.2, the Borrower shall have the right to replace any Lender which has demanded such compensation provided that Borrower notifies such Lender that it has elected to replace such Lender and notifies such Lender and the Administrative Agent of the identity of the proposed replacement Lender not more than six (6) months after the date of such Lender's most recent demand for compensation under this Section 4.2. The Lender being replaced shall assign its Percentage of the Aggregate Commitment and its rights and obligations under this Facility to the replacement Lender in accordance with the requirements of Section 13.3 hereof and the replacement Lender shall assume such Percentage of the Aggregate Commitment and the related obligations under this Facility prior to the Maturity Date to be extended, all pursuant to an assignment agreement substantially in the form of Exhibit J hereto. The purchase by the replacement Lender shall be at par (plus all accrued and unpaid interest and any other sums owed to such Lender being replaced hereunder) which shall be paid to the Lender being replaced upon the execution and delivery of the assignment.

         4.3 Availability of LIBOR Advances. If any Lender determines that maintenance of any of its LIBOR Loans at a suitable Lending Installation would violate any applicable law, rule, regulation or directive of any Governmental Authority having jurisdiction, the Administrative Agent shall suspend by written notice to Borrower the availability of LIBOR Advances and require any LIBOR Advances to be repaid; or if the Required Lenders determine that (i) deposits of a type or maturity appropriate to match fund LIBOR Advances are not available, the Administrative Agent shall suspend by written notice to Borrower the availability of LIBOR Advances with respect to any LIBOR Advances made after the date of any such determination, or (ii) an interest rate applicable to a LIBOR Advance does not accurately reflect the cost of making a LIBOR Advance, and, if for any reason whatsoever the provisions of Section 4.1 are inapplicable, the Administrative Agent shall suspend by written notice to Borrower the availability of LIBOR Advances with respect to any LIBOR Advances made after the date of any such determination.

         4.4 Funding Indemnification. If any payment of a ratable LIBOR Advance or a Competitive Bid Loan occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a ratable LIBOR Advance or a Competitive Bid Loan is not made on the date specified by Borrower for any reason other than default by one or more of the Lenders, Borrower will indemnify each Lender for any loss or cost incurred by such Lender resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the ratable LIBOR Advance or Competitive Bid Loan, as the case may be.

         4.5 Lender Statements; Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its LIBOR

Advances to reduce any liability of Borrower to such Lender under Sections 4.1 and 4.2 or to avoid the unavailability of a LIBOR Advance, so long as such designation is not disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender as to the amount due, if any, under Sections 4.1, 4.2 or 4.4 hereof. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a LIBOR Advance shall be calculated as though each Lender funded its LIBOR Advance through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Adjusted LIBOR Rate applicable to such Advance, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement shall be payable on demand after receipt by Borrower of the written statement. The obligations of Borrower under Sections 4.1, 4.2 and 4.4 hereof shall survive payment of the Obligations and termination of this Agreement.



                                   Article V.

                              CONDITIONS PRECEDENT

         5.1 Conditions Precedent to Closing. The Lenders shall not be required to make the initial Advance hereunder, nor shall the Issuing Bank be required to issue the initial Facility Letter of Credit hereunder, unless (i) the Borrower shall have paid all fees then due and payable to the Lenders, Banc One Capital Markets, Inc. and the Administrative Agent hereunder, (ii) all of the conditions set forth in Section 5.2 are satisfied, and (iii) the Borrower shall have furnished to the Administrative Agent, in form and substance satisfactory to the Lenders and their counsel and with sufficient copies for the Lenders, the following:

                  (a) Certificates of Limited Partnership/Incorporation. A copy of the Certificate of Limited Partnership for the Borrower and a copy of the articles of incorporation of General Partner, each certified by the appropriate Secretary of State or equivalent state official.

                  (b) Agreements of Limited Partnership/Bylaws. A copy of the Agreement of Limited Partnership for the Borrower and a copy of the bylaws of the General Partner, including all amendments thereto, each certified by the Secretary or an Assistant Secretary of the General Partner as being in full force and effect on the Agreement Execution Date.

                  (c) Good Standing Certificates. A certified copy of a certificate from the Secretary of State or equivalent state official of the states where the Borrower and General Partner are organized, dated as of the most recent practicable date, showing the good standing or partnership qualification (if issued) of (i) Borrower, and (ii) General Partner.

                  (d) Foreign Qualification Certificates. A certified copy of a certificate from the Secretary of State or equivalent state official of the state where the Borrower and General Partner maintain their principal place of business, dated as of the most recent practicable date, showing the qualification to transact business in such state as a foreign limited partnership or foreign corporation, as the case may be, for (i) Borrower, and (ii) General Partner.

                  (e) Resolutions. A copy of a resolution or resolutions adopted by the Board of Directors of the General Partner, certified by the Secretary or an Assistant Secretary of the General Partner as being in full force and effect on the Agreement Execution Date, authorizing the Advances provided for herein and the execution, delivery and performance of the Loan Documents by the General Partner to be executed and delivered by it hereunder on behalf of itself and Borrower.

                  (f) Incumbency Certificate. A certificate, signed by the Secretary or an Assistant Secretary of the General Partner and dated the Agreement Execution Date, as to the incumbency, and containing the specimen signature or signatures, of the Persons authorized to execute and deliver the Loan Documents to be executed and delivered by it and Borrower hereunder.

                  (g) Loan Documents. Originals of the Loan Documents (in such quantities as the Lenders may reasonably request), duly executed by authorized officers of the appropriate entity.

                  (h) Opinion of Borrower's Counsel. A written opinion, dated the Agreement Execution Date, from outside counsel for the Borrower which counsel is reasonably satisfactory to Administrative Agent, substantially in the form attached hereto as Exhibit E.

                  (i) Opinion of General Partner's Counsel. A written opinion, dated the Agreement Execution Date, from outside counsel for the General Partner which counsel is reasonably satisfactory to Administrative Agent, substantially in the form attached hereto as Exhibit F.

                  (j) Insurance. Original or certified copies of insurance policies or binders therefor, with accompanying receipts showing current payment of all premiums, evidencing that Borrower carries insurance on the Unencumbered Assets which satisfies the Administrative Agent's insurance requirements, including, without limitation:

                              (i) Property and casualty insurance (including
                  coverage for flood and other water damage for any Unencumbered Assets located within a 100-year flood plain) in the amount of the replacement cost of the improvements at the Unencumbered Assets;

                              (ii) Loss of rental income insurance in the amount
                  not less than one year's Gross Revenues from the Unencumbered Assets; and

                              (iii) Comprehensive general liability insurance in
                  the amount of $1,000,000 per occurrence.

         All insurance must be carried by companies with a Best Insurance Reports (1992) Policyholder's and Financial Size Rating of "A-VII" or better.

                  (k) Prior Facility. The Lenders acknowledge that the Borrower has properly terminated the Existing Credit Agreement effective as of the Agreement Execution Date and shall immediately pay all outstanding obligations thereunder with the proceeds of the initial Advance hereunder. The Borrower has received letters from those Lenders under the Existing Credit Agreement that are not parties to this Agreement confirming their withdrawal from the Facility.

                  (l) Financial and Related Information. The following information:


                              (i) A certificate, signed by an officer of the
                  Borrower, stating that on the Agreement Execution Date no Default or Event of Default has occurred and is continuing and that all representations and warranties of the Borrower contained herein are true and correct as of the Agreement Execution Date as and to the extent set forth herein;

                              (ii) The most recent financial statements of the
                  Borrower and General Partner and a certificate from a Qualified Officer of the Borrower that no change in the Borrower's financial condition that would have a Material Adverse Effect has occurred since March 31, 2000;

                              (iii) Evidence of sufficient Unencumbered Assets
                  (which evidence may include pay-off letters (together with evidence of payment or a direction of Borrower to use a portion of the proceeds of the Advances to repay such Indebtedness), mortgage releases and/or title policies) to assist the Administrative Agent in determining the Borrower's compliance with the covenants set forth in Article IX herein;

                              (iv) Written money transfer instructions, in
                  substantially the form of Exhibit G hereto, addressed to the Administrative Agent and signed by a Qualified Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested; and

                              (v) Operating statements for the Unencumbered
                  Assets and other evidence of income and expenses to assist the Administrative Agent in determining Borrower's compliance with the covenants set forth in Article IX herein.

                  (m) Other Evidence as any Lender May Require. Such other evidence as any Lender may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all necessary actions in any proceedings in connection herewith and compliance with the conditions set forth in this Agreement.

         When all such conditions have been fulfilled (or, in the Lenders' sole discretion, waived by Lenders), the Lenders shall confirm in writing to Borrower that the initial Advance is then available to Borrower hereunder.

         5.2 Conditions Precedent to Subsequent Advances. Advances after the initial Advance shall be made from time to time as requested by Borrower, and the obligation of each Lender to make any Advance (including Swingline Loans and Competitive Bid Loans) and the obligation of the Issuing Bank to issue a Facility Letter of Credit is subject to the following terms and conditions:

              (a) prior to each such Advance no Default or Event of Default shall have occurred and be continuing under this Agreement or any of the Loan Documents and, if required by Administrative Agent, Borrower shall deliver a certificate of Borrower to such effect; and

              (b) The representations and warranties contained in Article VI and VII are true and correct as of such borrowing date, Issuance Date, or date of conversion and/or continuation as and to the extent set forth therein, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

         Subject to the last grammatical paragraphs of Article VI and VII hereof, each Borrowing Notice, Letter of Credit Request, and
Conversion/Continuation Notice shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 5.2(a) and (b) have been satisfied.

                                  Article VI.

                         REPRESENTATIONS AND WARRANTIES

         Borrower hereby represents and warrants that:

         6.1 Existence. Borrower is a limited partnership duly organized and existing under the laws of the State of Delaware, with its principal place of business in the State of Illinois, and is duly qualified as a foreign limited partnership, properly licensed (if required), in good standing and has all requisite authority to conduct its business in each jurisdiction in which it owns Properties and, except where the failure to be so qualified or to obtain such authority would not have a Material Adverse Effect, in each other jurisdiction in which its business is conducted. Each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite authority to conduct its business in each jurisdiction in which it owns Property, and except where the failure to be so qualified or to obtain such authority would not have a Material Adverse Effect, in each other jurisdiction in which it conducts business.

         6.2 Corporate/Partnership Powers. The execution, delivery and performance of the Loan Documents required to be delivered by Borrower hereunder are within the partnership authority of such entity and the corporate powers of the general partners of such entity, have been duly authorized by all requisite action, and are not in conflict with the terms of any organizational instruments of such entity, or any instrument or agreement to which Borrower or General Partner is a party or by which Borrower, General Partner or any of their respective assets may be bound or affected.

         6.3 Power of Officers. The officers of the General Partner executing the Loan Documents required to be delivered by such entities hereunder have been duly elected or appointed and were fully authorized to execute the same at the time each such agreement, certificate or instrument was executed.

         6.4 Government and Other Approvals. No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery or performance of the Loan Documents required hereunder.

         6.5  Solvency.

                       (i) Immediately after the Agreement Execution Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the Properties of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof.

                       (ii) Borrower does not intend to, or to permit any of its Subsidiaries to incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

         6.6 Compliance With Laws. There is no judgment, decree or order or any law, rule or regulation of any court or governmental authority binding on Borrower or any of its Subsidiaries which would be contravened by the execution, delivery or performance of the Loan Documents required hereunder.

         6.7 Enforceability of Agreement. This Agreement is the legal, valid and binding agreement of the Borrower, and the Notes when executed and delivered will be the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, and the Loan Documents required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally.

         6.8 Title to Property. To the best of Borrower's knowledge after due inquiry, Borrower or its Subsidiaries has good and marketable title to the Properties and assets reflected in the financial statements as owned by it or any such Subsidiary free and clear of Liens except for the Permitted Liens. The execution, delivery or performance of the Loan Documents required to be delivered by the Borrower hereunder will not result in the creation of any Lien on the Properties. No consent to the transactions contemplated hereunder is required from any ground lessor or mortgagee or beneficiary under a deed of trust or any other party except as has been delivered to the Lenders.

         6.9 Litigation. There are no suits, arbitrations, claims, disputes or other proceedings (including, without limitation, any civil, criminal, administrative or environmental proceedings), pending or, to the best of Borrower's knowledge, threatened against or affecting the Borrower or any of the Properties, the adverse determination of which individually or in the aggregate would have a Material Adverse Effect on the Borrower and/or would cause a Material Adverse Financial Change of Borrower or materially impair the Borrower's ability to perform its obligations hereunder or under any instrument or agreement required hereunder, except as disclosed on Schedule 6.9 hereto, or otherwise disclosed to Lenders in accordance with the terms hereof.

         6.10 Events of Default. No Default or Event of Default has occurred and is continuing or would result from the incurring of obligations by the Borrower under any of the Loan Documents or any other document to which Borrower is a party.

         6.11 Investment Company Act of 1940. Borrower is not and will by such acts as may be necessary continue not to be, an investment company within the meaning of the Investment Company Act of 1940.

         6.12 Public Utility Holding Company Act. The Borrower is not a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or of a "subsidiary company" of a "holding company," within the definitions of the Public Utility Holding Company Act of 1935, as amended.

         6.13 Regulation U. The proceeds of the Advances will not be used, directly or indirectly, in a manner which would cause the Facility to be treated as a "Purpose Credit."

         6.14 No Material Adverse Financial Change. To the best knowledge of Borrower, there has been no Material Adverse Financial Change in the condition of Borrower since the date of the financial and/or operating statements most recently submitted to the Lenders.

         6.15 Financial Information. All financial statements furnished to the Lenders by or at the direction of the Borrower and all other financial information and data furnished by the Borrower to the Lenders are complete and correct in all material respects as of the date thereof, and such financial statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition and results of operations of the Borrower as of such date. The Borrower has no contingent obligations, liabilities for taxes or other outstanding financial obligations which are material in the aggregate, except as disclosed in such statements, information and data.

         6.16 Factual Information. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower to the Lenders for purposes of or in connection with this Agreement and the other Loan Documents and the transactions contemplated therein is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Lenders will be, true and accurate (taken as a whole) in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time.

         6.17 ERISA. (i) Borrower is not an entity deemed to hold "plan assets" within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan within the meaning of Section 4975 of the Code, and
(ii) the execution of this Agreement and the transactions contemplated hereunder do not give rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

         6.18 Taxes. All required tax returns have been filed by Borrower with the appropriate authorities except to the extent that extensions of time to file have been requested, granted and have not expired or except to the extent such taxes are being contested in good faith and for which adequate reserves, in accordance with GAAP, are being maintained.

         6.19 Environmental Matters. Except as disclosed in Schedule 6.19, each of the following representations and warranties is true and correct except to the extent that the facts and circumstances giving rise to any such failure to be so true and correct, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

                      (i) To the knowledge of the Borrower, the Properties of Borrower, its Subsidiaries, and Investment Affiliates do not contain any Materials of Environmental Concern in amounts or concentrations which constitute a violation of, or could reasonably give rise to liability under, Environmental Laws.

                      (ii) Borrower has not received any written notice alleging that any or all of the Properties of Borrower and its Subsidiaries and Investment Affiliates and all operations at the Properties are not currently in compliance with all applicable Environmental Laws. Further, Borrower has not received any written notice alleging the current existence of any contamination at or under such Properties in amounts or concentrations which constitute a violation of any Environmental Law, or any violation of any Environmental Law with respect to such Properties for which Borrower, its Subsidiaries or Investment Affiliates is or could be liable.

                      (iii) Neither Borrower nor any of its Subsidiaries or
               Investment Affiliates has received any written notice of current non-compliance, liability or potential liability regarding Environmental Laws with regard to any of the Properties, nor does it have knowledge that any such notice will be received or is being threatened.

                      (iv) To the knowledge of Borrower during the ownership of the Properties by any or all of Borrower, its Subsidiaries and Investment Affiliates, Materials of Environmental Concern have not been transported or disposed of from the Properties of Borrower and its Subsidiaries and Investment Affiliates in violation of, or in a manner or to a location which could reasonably give rise to liability of Borrower, any Subsidiary, or any Investment Affiliate under, Environmental Laws, nor during the ownership of the Properties by any or all of Borrower, its Subsidiaries and Investment Affiliates have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of such Properties in violation of, or in a manner that could give rise to liability of Borrower, any Subsidiary or any Investment Affiliate under, any applicable Environmental Laws.

                      (v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of Borrower, threatened, under any Environmental Law to which Borrower, any of its Subsidiaries, or any Investment Affiliate, is named as a party with respect to the Properties of such entity, nor are there any consent decrees or other decrees, consent orders, administrative order or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to such Properties for which Borrower, its Subsidiaries, or any Investment Affiliate is or could be liable.

                      (vi) To the knowledge of Borrower during the ownership of the Properties by any or all of Borrower, its Subsidiaries and Investment Affiliates, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties of Borrower and its Subsidiaries and Investment Affiliates, or arising from or related to the operations of such entity in connection with the Properties in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

         6.20 Insurance. Borrower has obtained the insurance which Borrower is required to furnish to Lenders under Section 5.1(j) hereof.


         6.21 No Brokers. Borrower has dealt with no brokers in connection with this Facility, and no brokerage fees or commissions are payable by or to any Person in connection with this Agreement or the Advances. Lenders shall not be responsible for the payment of any fees or commissions to any broker and Borrower shall indemnify, defend and hold Lenders harmless from and against any claims, liabilities, obligations, damages, costs and expenses (including reasonable attorneys' fees and disbursements) made against or incurred by Lenders as a result of claims made or actions instituted by any broker or Person claiming by, through or under Borrower in connection with the Facility.

         6.22 No Violation of Usury Laws. No aspect of any of the transactions contemplated herein violate or will violate any usury laws or laws regarding the validity of agreements to pay interest in effect on the date hereof.

         6.23 Not a Foreign Person. Borrower is not a "foreign person" within the meaning of Section 1445 or 7701 of the Internal Revenue Code.

         6.24 No Trade Name. Except for the name "First Industrial," and except as otherwise set forth on Schedule 6.24 attached hereto, Borrower does not use any trade name and has not and does not do business under any name other than their actual names set forth herein. The principal place of business of Borrower is as stated in the recitals hereto.

         6.25 Subsidiaries. Schedule 6.25 hereto contains an accurate list of all of the presently existing Subsidiaries of Borrower, setting forth their respective jurisdictions of formation, the percentage of their respective Capital Stock owned by it or its Subsidiaries and the Properties owned by them. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

         6.26 Unencumbered Assets. Schedule 6.26 hereto contains a complete and accurate description of Unencumbered Assets as of the March 31, 2000 and as supplemented from time to time including the entity that owns each Unencumbered Asset. With respect to each Project identified from time to time as an Unencumbered Asset, Borrower hereby represents and warrants as follows except to the extent disclosed in writing to the Lenders and approved by the Required Lenders (which approval shall not be unreasonably withheld):

               (a) No portion of any improvement on the Unencumbered Asset is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, Borrower has obtained and will maintain the insurance prescribed in Section 5.1(j) hereof.

               (b) To the Borrower's knowledge, the Unencumbered Asset and the present use and occupancy thereof are in material compliance with all applicable zoning ordinances (without reliance upon adjoining or other properties), building codes, land use and Environmental Laws, and other similar laws ("Applicable Laws").

               (c) The Unencumbered Asset is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Unencumbered Asset has accepted or is equipped to accept such utility service.

               (d) All public roads and streets necessary for service of and access to the Unencumbered Asset for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

               (e) The Unencumbered Asset is served by public water and sewer systems or, if the Unencumbered Asset is not serviced by a public water and sewer system, such alternate systems are adequate and meet, in all material respects, all requirements and regulations of, and otherwise complies in all material respects with, all Applicable Laws with respect to such alternate systems.

               (f) Borrower is not aware of any latent or patent structural or other significant deficiency of the Unencumbered Asset. The Unencumbered Asset is free of damage and waste that would materially and adversely affect the value of the Unencumbered Asset, is in good repair and there is no deferred maintenance other than ordinary wear and tear. The Unencumbered Asset is free from damage caused by fire or other casualty. There is no pending or, to the actual knowledge of Borrower threatened condemnation proceedings affecting the Unencumbered Asset, or any material part thereof.

               (g) To Borrower's knowledge, all liquid and solid waste disposal, septic and sewer systems located on the Unencumbered Asset are in a good and safe condition and repair and to Borrower's knowledge, in material compliance with all Applicable Laws with respect to such systems.

               (h) All improvements on the Unencumbered Asset lie within the boundaries and building restrictions of the legal description of record of the Unencumbered Asset, no such improvements encroach upon easements benefiting the Unencumbered Asset other than encroachments that do not materially adversely affect the use or occupancy of the Unencumbered Asset and no improvements on adjoining properties encroach upon the Unencumbered Asset or easements benefiting the Unencumbered Asset other than encroachments that do not materially adversely affect the use or occupancy of the Unencumbered Asset. All amenities, access routes or other items that materially benefit the Unencumbered Asset are under direct control of Borrower, constitute permanent easements that benefit all or part of the Unencumbered Asset or are public property, and the Unencumbered Asset, by virtue of such easements or otherwise, is contiguous to a physically open, dedicated all weather public street, and has the necessary permits for ingress and egress.

         (i) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, or other outstanding charges affecting the Unencumbered Asset except to the extent such items are being contested in good faith and as to which adequate reserves have been provided.

A breach of any of the representations and warranties contained in this Section
6.26 with respect to a Project shall disqualify such Project from being an Unencumbered Asset for so long as such breach continues (unless otherwise approved by the Required Lenders) but shall not constitute a Default (unless the elimination of such Property as an Unencumbered Asset results in a Default under one of the other provisions of this Agreement).

         Borrower agrees that all of its representations and warranties set forth in Article VI of this Agreement and elsewhere in this Agreement are true on the Agreement Execution Date, and will be true on each Effective Date in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders), and will be true in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders) upon each request for disbursement of an Advance, provided that the Borrower shall only be obligated to update any Schedules referred to in this Article VI on a quarterly basis, along with the quarterly financial statements required under Section 8.2(i), unless any change otherwise required to be disclosed could reasonably be expected to have a

Material Adverse Effect. Each request for disbursement hereunder shall constitute a reaffirmation of such representations and warranties as deemed modified in accordance with the disclosures made and approved, as aforesaid, as of the date of such request and disbursement.

                                  Article VII.

                    ADDITIONAL REPRESENTATIONS AND WARRANTIES

         The General Partner hereby represents and warrants that:

         7.1 Existence. The General Partner is a corporation duly organized and existing under the laws of the State of Maryland, with its principal place of business in the State of Illinois, is duly qualified as a foreign corporation and properly licensed (if required) and in good standing in each jurisdiction where the failure to qualify or be licensed (if required) would constitute a Material Adverse Financial Change with respect to the General Partner or have a Material Adverse Effect on the business or properties of the General Partner.

         7.2 Corporate Powers. The execution, delivery and performance of the Loan Documents required to be delivered by the General Partner hereunder are within the corporate powers of the General Partner, have been duly authorized by all requisite corporate action, and are not in conflict with the terms of any organizational instruments of the General Partner, or any instrument or agreement to which the General Partner is a party or by which General Partner or any of its assets is bound or affected.

         7.3 Power of Officers. The officers of the General Partner executing the Loan Documents required to be delivered by the General Partner hereunder have been duly elected or appointed and were fully authorized to execute the same at the time each such agreement, certificate or instrument was executed.

         7.4 Government and Other Approvals. No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery or performance of the Loan Documents required hereunder.

         7.5 Compliance With Laws. There is no judgment, decree or order or any law, rule or regulation of any court or governmental authority binding on the General Partner which would be contravened by the execution, delivery or performance of the Loan Documents required hereunder.

         7.6 Enforceability of Agreement. This Agreement is the legal, valid and binding agreement of the General Partner, as the general partner of Borrower, enforceable against the General Partner in accordance with its respective terms, and the Loan Documents required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally.

         7.7 Liens; Consents. The execution, delivery or performance of the Loan Documents required to be delivered by the General Partner hereunder will not result in the creation of any Lien on the Properties other than in favor of the Lenders. No consent to the transactions hereunder is required from any ground lessor or mortgagee or beneficiary under a deed of trust or any other party except as has been delivered to the Lenders.

         7.8 Litigation. There are no suits, arbitrations, claims, disputes or other proceedings (including, without limitation, any civil, criminal, administrative or environmental proceedings), pending or, to the best of General Partner's knowledge, threatened against or affecting the General Partner or any of the Properties, the adverse determination of which individually or in the aggregate would have a Material Adverse Effect on the General Partner and/or would cause a Material Adverse Financial Change with respect to the General Partner or materially impair the General Partner's ability to perform its obligations hereunder or under any instrument or agreement required hereunder, except as disclosed on Schedule 7.8 hereto, or otherwise disclosed to Lenders in accordance with the terms hereof.

         7.9 Events of Default. No Default or Event of Default has occurred and is continuing or would result from the incurring of obligations by the General Partner under any of the Loan Documents or any other document to which General Partner is a party.

         7.10 Investment Company Act of 1940. The General Partner is not, and will by such acts as may be necessary continue not to be, an investment company within the meaning of the Investment Company Act of 1940.

         7.11 Public Utility Holding Company Act. The General Partner is not a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or of a "subsidiary company" of a "holding company," within the definitions of the Public Utility Holding Company Act of 1935, as amended.

         7.12 No Material Adverse Financial Change. There has been no Material Adverse Financial Change in the condition of the General Partner since the last date on which the financial and/or operating statements were submitted to the Lenders.

         7.13 Financial Information. All financial statements furnished to the Lenders by or on behalf of the General Partner and all other financial information and data furnished by or on behalf of the General Partner to the Lenders are complete and correct in all material respects as of the date thereof, and such financial statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition and results of operations of the General Partner as of such date. The General Partner has no contingent obligations, liabilities for taxes or other outstanding financial obligations which are material in the aggregate, except as disclosed in such statements, information and data.

         7.14 Factual Information. All factual information heretofore or contemporaneously furnished by or on behalf of the General Partner to the Lenders for purposes of or in connection with this Agreement and the other Loan Documents and the transactions contemplated therein is, and all other such factual information hereafter furnished by or on behalf of the General Partner to the Lenders will be, true and accurate in all material respects (taken as a whole) on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time.

         7.15 ERISA. (i) General Partner is not an entity deemed to hold "plan assets" within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan within the meaning of Section 4975 of the Code, and (ii) the execution of this Agreement and the transactions contemplated hereunder do not give rise to a prohibited transaction within the meaning of
Section 406 of ERISA or Section 4975 of the Code.

         7.16 Taxes. All required tax returns have been filed by the General Partner with the appropriate authorities except to the extent that extensions of time to file have been requested, granted and have not expired or except to the extent such taxes are being contested in good faith and for which adequate reserves, in accordance with GAAP, are being maintained.

         7.17 No Brokers. General Partner has dealt with no brokers in connection with this Facility, and no brokerage fees or commissions are payable by or to any Person in connection with this Agreement or the Advances. Lender shall not be responsible for the payment of any fees or commissions to any broker and General Partner shall indemnify, defend and hold Lender harmless from and against any claims, liabilities, obligations, damages, costs and expenses (including reasonable attorneys' fees and disbursements) made against or incurred by Lender as a result of claims made or actions instituted by any broker or Person claiming by, through or under the General Partner in connection with the Facility.

         7.18 Subsidiaries. Schedule 7.18 hereto contains an accurate list of all of the presently existing Subsidiaries of General Partner, setting forth their respective jurisdictions of formation, the percentage of their respective Capital Stock owned by it or its Subsidiaries and the Properties owned by them. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

         7.19 Status. General Partner is a corporation listed and in good standing on the New York Stock Exchange ("NYSE") and is currently qualified as a real estate investment trust under the Code.

         General Partner agrees that all of its representations and warranties set forth in Article VII of this Agreement and elsewhere in this Agreement are true on the Agreement Execution Date, and will be true on each Effective Date in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders), and will be true in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders) upon each request for disbursement of an Advance, provided that the General Partner shall only be obligated to update any Schedules referred to in this Article VII on a quarterly basis, along with the quarterly financial statements required under Section 8.2(i), unless any change otherwise required to be disclosed could reasonably be expected to have a Material Adverse Effect. Each request for disbursement hereunder shall constitute a reaffirmation of such representations and warranties as deemed modified in accordance with the disclosures made and approved, as aforesaid, as of the date of such request and disbursement.





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




                                 Article VIII.

                              AFFIRMATIVE COVENANTS

         The Borrower (and the General Partner, if expressly included in Sections contained in this Article) covenant and agree that so long as the Commitment of any Lender shall remain available and until the full and final payment of all Obligations incurred under the Loan Documents they will:

         8.1 Notices. Promptly give written notice to Administrative Agent (who will promptly send such notice to Lenders) of:

               (a) all litigation or arbitration proceedings affecting the Borrower, the General Partner or any Subsidiary where the amount claimed is $5,000,000 or more;

               (b) any Default or Event of Default, specifying the nature and the period of existence thereof and what action has been taken or been proposed to be taken with respect thereto;

               (c) all claims filed against any property owned by the Borrower or the General Partner which, if adversely determined, could have a Material Adverse Effect on the ability of the Borrower or the General Partner to meet any of their obligations under the Loan Documents;

               (d) the occurrence of any other event which might have a Material Adverse Effect or cause a Material Adverse Financial Change on or with respect to the Borrower or the General Partner;

               (e) any Reportable Event or any "prohibited transaction" (as such term is defined in Section 4975 of the Code) in connection with any Plan or any trust created thereunder, which may, singly or in the aggregate materially impair the ability of the Borrower or the General Partner to repay any of its obligations under the Loan Documents, describing the nature of each such event and the action, if any, the Borrower or the General Partner, as the case may be, proposes to take with respect thereto;

               (f) any notice from any federal, state, local or foreign authority regarding any Hazardous Material, asbestos, or other environmental condition, proceeding, order, claim or violation affecting any of the Properties.

         8.2 Financial Statements, Reports, Etc. The Borrower and the General Partner each shall maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with GAAP, and shall furnish to the Lenders:

                           (i) quarterly financial statements (including a
               balance sheet and income statement) and related reports in form and substance satisfactory to the Lenders not later than 45 days after the end of each of the first three fiscal quarters, and not later than ninety (90) days after the end of each fiscal year, all certified by Borrower's chief financial officer or chief accounting officer, including a statement of Funds From Operations for the General Partner, calculation of the financial covenants described below, a description of Unencumbered Assets, a listing of capital expenditures (in the level of detail as currently disclosed in Borrower's "Supplemental Information"), a report listing and describing all newly acquired Properties, including their cash flow, cost and secured or unsecured Indebtedness assumed in connection with such acquisition, if any, summary Property information for all Properties, including, without limitation, their Property Operating Income, occupancy rates, square footage, property type and date acquired or built, and such other information as may be requested to evaluate the quarterly compliance certificate delivered as provided below;

                           (ii) copies of all Form 10Ks, 10Qs, 8Ks, and any other public information filed with the Securities Exchange Commission by Borrower or the General Partner once a quarter simultaneously with delivering the compliance certificate described below, along with any other materials distributed to the shareholders of the General Partner or the partners of the Borrower from time to time, including a copy of the General Partner's annual report. To the extent any of such reports contains information required under the other subsections of this
               Section 8.2, the information need not be furnished separately under the other subsections;

                           (iii) not later than forty-five (45) days after the end of the first three fiscal quarters, and not later than ninety
               (90) days after the end of the fiscal year, a report certified by the entity's chief financial officer or chief accounting officer, containing Property Operating Income from individual properties owned by the Borrower or a Wholly-Owned Subsidiary and included as Unencumbered Assets.

                           (iv) Not later than forty-five (45) days after the end of each of the first three fiscal quarters, and not later than ninety (90) days after the end of the fiscal year, a compliance certificate in substantially the form of Exhibit H hereto signed by the Borrower's chief financial officer or chief accounting officer confirming that Borrower is in compliance with all of the covenants of the Loan Documents, showing the calculations and computations necessary to determine compliance with the financial covenants contained in this Agreement (including such schedules and backup information as may be necessary to demonstrate such compliance) and stating that to such officer's best knowledge, there is no other Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof;

                           (v) As soon as possible and in any event within 10 Business Days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of Borrower, describing said Reportable Event and within 20 days after such Reportable Event, a statement signed by such chief financial officer describing the action which Borrower proposes to take with respect thereto; and (b) within 10 Business Days of receipt, any notice from the Internal Revenue Service, PBGC or Department of

               Labor with respect to a Plan regarding any excise tax, proposed termination of a Plan, prohibited transaction or fiduciary violation under ERISA or the Code which could result in any liability to Borrower or any member of the Controlled Group in excess of $100,000; and (c) within 10 Business Days of filing, any Form 5500 filed by Borrower with respect to a Plan, or any member of the Controlled Group which includes a qualified accountant's opinion.

                           (vi) As soon as possible and in any event within 30 days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by such entity, or any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries or Investment Affiliates, which, in either case, could be reasonably likely to have a Material Adverse Effect;

                           (vii) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished;

                           (viii) Promptly upon the distribution thereof to the
               press or the public, copies of all press releases;

                           (ix) As soon as possible, and in any event within 10 days after the Borrower knows of any fire or other casualty or any pending or threatened condemnation or eminent domain proceeding with respect to all or any material portion of any Unencumbered Asset, a statement signed by the Chief Financial Officer of Borrower, describing such fire, casualty or condemnation and the action Borrower intends to take with respect thereto; and

                           (x) Such other information (including, without limitation, non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request.

         8.3 Existence and Conduct of Operations. Except as permitted herein, maintain and preserve its existence and all rights, privileges and franchises now enjoyed and necessary for the operation of its business, including remaining in good standing in each jurisdiction in which business is currently operated. The Borrower and the General Partner shall carry on and conduct their respective businesses in substantially the same manner and in substantially the same fields of enterprise as presently conducted. The Borrower will do, and will cause each of its Subsidiaries to do, all things necessary to remain duly incorporated and/or duly qualified, validly existing and in good standing as a real estate investment trust, corporation, general partnership, limited liability company or limited partnership, as the case may be, in its jurisdiction of incorporation/formation. The Borrower will maintain all requisite authority to conduct its business in each jurisdiction in which the Properties are located and, except where the failure to be so qualified would not have a Material Adverse Effect, in each jurisdiction required to carry on and conduct its businesses in substantially the same manner as it is presently conducted, and, specifically, neither the Borrower nor its Subsidiaries will undertake any business other than the acquisition, development, ownership, management, operation and leasing of industrial properties and ancillary businesses specifically related thereto, except that the Borrower and its Subsidiaries and Investment Affiliates may invest in other assets subject to the certain limitations contained herein with respect to the following specified categories of assets: (i) Unimproved Land; (ii) other property holdings (excluding cash, Cash Equivalents, non-industrial Properties and Indebtedness of any Subsidiary to the Borrower); (iii) stock holdings other than in Subsidiaries; (iv) mortgages; and (v) joint ventures and partnerships. The total investment in any one of categories (i), (ii), (iii), (iv) or (v) shall not exceed 10% of Implied Capitalization Value and the total investment in all the foregoing investment categories in the aggregate shall be less than or equal to twenty percent (20%) of Market Value Net Worth. In addition to the foregoing restrictions, investments in Unimproved Land which is not adjacent to existing improvements and not under active planning for near term development as evidenced to the reasonable satisfaction of Administrative Agent shall not exceed in the aggregate 5% of Implied Capitalization Value, and no single industrial property shall exceed 5% of Implied Capitalization Value. For the purposes of this Section 8.3, all investments shall be valued in accordance with GAAP.

         8.4 Maintenance of Properties. Maintain, preserve, protect and keep the Properties in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements, normal wear and tear excepted.

         8.5 Insurance. Provide a certificate of insurance from all insurance carriers who maintain policies with respect to the Properties within thirty (30) days after the end of each fiscal year, evidencing that the insurance required to be furnished to Lenders pursuant to Section 5.1(j) hereof is in full force and effect. Borrower shall timely pay, or cause to be paid, all premiums on all insurance policies required under this Agreement from time to time. Borrower shall promptly notify its insurance carrier or agent therefor (with a copy of such notification being provided simultaneously to Administrative Agent) if there is any occurrence which, under the terms of any insurance policy then in effect with respect to the Properties, requires such notification.

         8.6 Payment of Obligations. Pay all taxes, assessments, governmental charges and other obligations when due, except such as may be contested in good faith or as to which a bona fide dispute may exist, and for which adequate reserves have been provided in accordance with sound accounting principles used by Borrower on the date hereof.

         8.7 Compliance with Laws. Comply in all material respects with all applicable laws, rules, regulations, orders and directions of any governmental authority having jurisdiction over Borrower, General Partner, or any of their respective businesses.

         8.8 Adequate Books. Maintain adequate books, accounts and records in order to provide financial statements in accordance with GAAP and, if requested by any Lender, permit employees or representatives of such Lender at any reasonable time and upon reasonable notice to inspect and audit the properties of Borrower and of the Consolidated Operating Partnership, and to examine or audit the inventory, books, accounts and records of each of them and make copies and memoranda thereof.

         8.9 ERISA. Comply in all material respects with all requirements of ERISA applicable to it with respect to each Plan.

         8.10 Maintenance of Status. General Partner shall at all times (i) remain as a corporation listed and in good standing on the New York Stock Exchange (NYSE), and (ii) take all steps maintain General Partner's status as a real estate investment trust in compliance with all applicable provisions of the Code (unless otherwise consented to by the Required Lenders).

         8.11 Use of Proceeds. Use the proceeds of the Facility for the general business purposes of the Borrower, including without limitation working capital needs, closing costs, and interim funding for property acquisitions and construction of new industrial properties, and/or payment of other debts and obligations of Borrower.

         8.12 Pre-Acquisition Environmental Investigations. Cause to be prepared prior to the acquisition of each project that it intends to acquire an environmental report pursuant to a standard scope of work attached as Exhibit I hereto and made a part hereof.

         8.13 Distributions. Provided there is no Monetary Default then existing and provided there is not an Event of Default relating to a breach of the financial covenants contained in Section 9.10 below, the General Partner may make distributions to its shareholders provided that the aggregate amount of distributions in any period of four consecutive fiscal quarters is not in excess of 95% of its Funds From Operations for such period. Notwithstanding the foregoing, unless at the time of distribution there is a Monetary Default, the General Partner shall be permitted at all times to distribute whatever amount is necessary to maintain its tax status as a real estate investment trust.

                                   Article IX.

                               NEGATIVE COVENANTS

         The Borrower covenants and agrees that, so long as the Commitment shall remain available and until full and final payment of all obligations incurred under the Loan Documents, without the prior written consent of either all of the Lenders pursuant to Section 14.13(a)(vii) or the consent of the Required Lenders in all other cases, it will not, and the General Partner will not and, in the case of Sections 9.5 and 9.11, Borrower's Subsidiaries will not:

         9.1 Change in Business. Engage in any business activities or operations other than (i) the ownership and operation of the Properties, or (ii) other business functions and transactions related to the financing, ownership, acquisition, development and/or management of bulk warehouse and light industrial properties, or without obtaining the prior written consent of the Required Lenders materially change the nature of the use of the Properties.

         9.2 Change of Management of Properties. Change the management of the Properties, except that any Affiliate of Borrower or the General Partner shall be permitted to manage any of the Properties.

         9.3 Change of Borrower Ownership or Financing Partnership Ownership. Allow (i) the General Partner to own less than fifty-one percent (51%) of the partnership interests in

Borrower or 100% of the stock in FIMC and in FISC, (ii) the Borrower to be controlled by a Person other than the General Partner, (iii) any pledge of, other encumbrance on, or conversion to limited partnership interests of, any of the general partnership interests in the Borrower, or (iv) any pledge, hypothecation, encumbrance, transfer or other change in the ownership or the partnership interests in the Financing Partnership or Mortgage Partnership (except for the pledge of such partnership interests to the REMIC Lender).

         9.4 Use of Proceeds. Apply or permit to be applied any proceeds of any Advance directly or indirectly, to the funding of any purchase of, or offer for, any share of capital stock of any publicly held corporation unless the board of directors of such corporation has consented to such offer prior to any public announcements relating thereto and the Lenders have consented to such use of the proceeds of the Facility.

         9.5 Transfers of Unencumbered Assets. Transfer or otherwise dispose of (other than the creation or incurrence of Liens permitted under Section 9.6) an Unencumbered Asset without the prior written consent of the Required Lenders if the Value of such Unencumbered Asset, together with the Value of any other Unencumbered Assets which have been transferred or disposed of during the then-current fiscal quarter and the immediately preceding three (3) full fiscal quarters, would exceed twenty percent (20%) of the sum of the Value of Unencumbered Assets at the beginning of such period plus the increase therein as a result of all Projects added to Unencumbered Assets during such period, provided that such percentage shall be increased to twenty-five percent (25%) for such period if the aggregate Value of Unencumbered Assets in the Exit Markets which are sold during such period exceeds five percent (5%) of such sum.

         9.6 Liens. Create, incur, or suffer to exist (or permit any of its Subsidiaries to create, incur, or suffer to exist) any Lien in, of or on the Property of any member of the Consolidated Operating Partnership other than:

                      (i) Liens for taxes, assessments or governmental charges or levies on their Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on their books;

                      (ii) Liens which arise by operation of law, such as carriers', warehousemen's, landlords', materialmen and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 30 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

                      (iii) Liens arising out of pledges or deposits under
               worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

                      (iv) Utility easements, building restrictions, zoning restrictions, easements and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries;

                      (v) Liens of any Subsidiary in favor of the Borrower or General Partner; and

                      (vi) Liens arising in connection with any Indebtedness permitted hereunder to the extent such Liens will not result in a violation of any of the provisions of this Agreement.

Liens permitted pursuant to this Section 9.6 shall be deemed to be "Permitted Liens".

         9.7 Regulation U. Use any of the proceeds of the Facility in a manner which would cause the Facility to be treated as a "Purpose Credit."

         9.8   Indebtedness and Cash Flow Covenants. Permit or suffer:

               (a) as of March 31, 2000 or the last day of any fiscal quarter ending thereafter, the ratio of (A) the sum of (1) EBITDA of the Consolidated Operating Partnership plus (2) interest income (other than any interest income from assets being used to support Defeased REMIC
         Debt) to (B) the sum of (1) Debt Service plus, without duplication, (2) all payments on account of preferred stock or preferred partnership units of any member of the Consolidated Operating Partnership for such quarter plus (3) all ground lease payments due from any member of the Consolidated Operating Partnership to the extent not deducted as an expense in calculating EBITDA of the Consolidated Operating Partnership, to be less than 1.75 to 1.0, based on annualizing the results of such fiscal quarter;

               (b) as of any day, Consolidated Total Indebtedness to exceed 55% of Implied Capitalization Value of the Consolidated Operating Partnership;

               (c) as of any day, Indebtedness which does not bear interest at a fixed rate or is not subject to interest rate protection products reasonably approved by the Administrative Agent to exceed, in the aggregate, twenty percent (20%) of the Implied Capitalization Value of the Consolidated Operating Partnership.

               (d) as of any day, the ratio of Value of Unencumbered Assets to outstanding Consolidated Senior Unsecured Debt to be less than 1.75;

               (e) as of March 31, 2000 or the last day of any fiscal quarter ending thereafter, the ratio obtained by dividing (a) Property Operating Income from Unencumbered Assets qualifying for inclusion in the calculation of Value of Unencumbered Assets for such quarter by (b) Debt Service on all Consolidated Senior Unsecured Debt for such quarter to be less than 1.75 to 1;

               (f)  as of any day, the sum of (1) Consolidated Secured Debt plus
         (2) Senior Preferred Stock of the General Partner to exceed 35% of Implied Capitalization Value of the Consolidated Operating Partnership. Senior Preferred Stock of the General Partner will be dropped from this ratio when the PS Guaranty is eliminated, as evidenced by the Administrative Agent's receipt of satisfactory evidence thereof;

               (g) as of March 31, 2000 or the last day of any fiscal quarter ending thereafter, Market Value Net Worth of the Consolidated Operating Partnership to be less than the sum of (i) $1,400,000,000 plus (ii) seventy-five percent (75%) of the aggregate proceeds received (net of customary related fees and expenses) in connection with any equity offering (including any issuance of shares in the General Partner or units in the Borrower) after the Agreement Execution Date.

To the extent the Consolidated Operating Partnership has Defeased REMIC Debt, both the underlying debt and interest payable thereon and the financial assets used to defease such debt and interest earned thereon shall be excluded from calculations of the foregoing financial covenants.

         9.9 Mergers and Dispositions. Enter into any merger, consolidation, reorganization or liquidation or transfer or otherwise dispose of all or a substantial portion of its properties, except for: such transactions that occur between wholly-owned Subsidiaries; transactions where Borrower and the General Partner are the surviving entities and there is no change in business conducted or loss of an investment grade credit rating, and no Default or Event of Default under the Loan Documents results from such transaction; or as otherwise approved in advance by the Lenders. Borrower will notify the Administrative Agent (who will promptly notify Lenders) of any acquisitions, dispositions, mergers or asset purchases involving assets valued in excess of 10% of the Consolidated Operating Partnership's then-current Market Value Net Worth and certify compliance with covenants after giving effect to such proposed acquisition, disposition, merger, or asset purchase regardless of whether any consent is required.

         9.10 Negative Pledge. Borrower agrees that throughout the term of this Facility, no "negative pledge" on any Project then included in Unencumbered Assets restricting Borrower's (or wholly-owned Subsidiary's) right to sell or encumber such Project shall be given to any other lender or creditor or, if such a "negative pledge" is given, the Project affected shall be immediately excluded from Unencumbered Assets.

         9.11 Maximum Revenue from Single Tenant. Permit the rent revenue (exclusive of tenant reimbursements) received from a single tenant during any quarter (as annualized), to exceed 7.5% of the Consolidated Operating Partnership's total rent revenue (as annualized) as of the last day of such quarter, except where the Consolidated Operating Partnership's noncompliance arises from a merger of tenants or other causes outside of the Consolidated Operating Partnership's control.

                                   Article X.

                                    DEFAULTS

         The occurrence of any one or more of the following events shall constitute an Event of Default:

         10.1 Nonpayment of Principal. The Borrower fails to pay any principal portion of the Obligations when due, whether on the Maturity Date or otherwise.

         10.2 Certain Covenants. The Borrower, General Partner and/or Consolidated Operating Partnership, as the case may be, is not in compliance with any one or more of Sections 8.10, 8.13, 9.3, 9.4, 9.5, 9.6, 9.8, 9.9, 9.10
or 9.11 hereof.

         10.3 Nonpayment of Interest and Other Obligations. The Borrower fails to pay any interest or other portion of the Obligations, other than payments of principal, and such failure continues for a period of five (5) days after the date such payment is due.

         10.4 Cross Default. Any monetary default occurs (after giving effect to any applicable cure period) under any other Indebtedness (which includes liability under Guaranties) of Borrower or the General Partner, singly or in the aggregate, in excess of Ten Million Dollars ($10,000,000), other than (i) Indebtedness arising from the purchase of personal property or the provision of services, the amount of which is being contested by Borrower or (ii) Indebtedness (other than the Second REMIC Loan which is the subject of Section
10.13 below) which is "non-recourse", i.e., which is not recoverable by the creditor thereof from the general assets of the Borrower, the General Partner or any of their Affiliates, but is limited to the proceeds of certain real estate, improvements and related personal property.

         10.5 Loan Documents. Any Loan Document is not in full force and effect or a default has occurred and is continuing thereunder after giving effect to any cure or grace period in any such document.

         10.6 Representation or Warranty. At any time or times hereafter any representation or warranty set forth in Articles VI or VII of this Agreement or in any other Loan Document or in any statement, report or certificate now or hereafter made by the Borrower or the General Partner to the Lenders or the Administrative Agent is not true and correct in any material respect.

         10.7 Covenants, Agreements and Other Conditions. The Borrower or the General Partner fails to perform or observe any of the other covenants, agreements and conditions contained in Articles VIII and IX (except for Sections 8.10, 8.13, 9.3, 9.4, 9.5, 9.6, 9.8, 9.9, 9.10 or 9.11 hereof) and elsewhere in this Agreement or any of the other Loan Documents in accordance with the terms hereof or thereof, not specifically referred to herein, and such Default continues unremedied for a period of thirty (30) days after written notice from Administrative Agent, provided, however, that if such Default is susceptible of cure but cannot by the use of reasonable efforts be cured within such thirty
(30) day period, such Default shall not constitute an Event of Default under this Section 10.7 so long as (i) the Borrower or the General Partner, as the case may be, has commenced a cure within such thirty-day period and (ii) thereafter, Borrower or General Partner, as the case may be, is proceeding to cure such default continuously and diligently and in a manner reasonably satisfactory to Lenders and (iii) such default is cured not later than sixty
(60) days after the expiration of such thirty (30) day period.

         10.8 No Longer General Partner. The General Partner shall no longer be the sole general partner of Borrower.

         10.9 Material Adverse Financial Change. The Borrower or General Partner has suffered a Material Adverse Financial Change or is Insolvent.

         10.10  Bankruptcy.

                (a) The General Partner, the Borrower or any Subsidiary having more than $10,000,000 of Equity Value (as defined below) shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it as a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 10.10(a), (vi) fail to contest in good faith any appointment or proceeding described in Section 10.10(b) or (vii) not pay, or admit in writing its inability to pay, its debts generally as they become due. As used herein, the term "Equity Value" of a Subsidiary shall mean (1) Property Operating Income of such Subsidiary's Properties owned as of the Agreement Execution Date capitalized at a 10.5% rate, plus (2) the purchase price of any of such Subsidiary's Properties acquired after the Agreement Execution Date less (3) any Indebtedness of such Subsidiary;

               (b) A receiver, trustee, examiner, liquidator or similar official shall be appointed for the General Partner, Borrower or any Subsidiary having more than $10,000,000 of Equity Value or any substantial portion of any of their Properties, or a proceeding described in Section 10.10(a)(iv) shall be instituted against the General Partner, the Borrower or any such Subsidiary and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) consecutive days.

         10.11 Legal Proceedings. Borrower or General Partner is enjoined, restrained or in any way prevented by any court order or judgment or if a notice of lien, levy, or assessment is filed of record with respect to all or any part of the Properties by any governmental department, office or agency, which could materially adversely affect the performance of the obligations of such parties hereunder or under the Loan Documents, as the case may be, or if any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent the foregoing parties from conducting all or a substantial part of their respective business affairs and failure to vacate, stay, dismiss, set aside or remedy the same within ninety (90) days after the occurrence thereof.

         10.12 ERISA. Borrower or General Partner is deemed to hold "plan assets" within the meaning of ERISA or any regulations promulgated thereunder of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code).

         10.13 Second REMIC Loan. Any "Event of Default" (as such term is defined in the Second REMIC Loan Agreement) occurs under the Second REMIC Loan Agreement with respect to the Second REMIC Loan.

         10.14 Failure to Satisfy Judgments. The General Partner, the Borrower or any of its Subsidiaries shall fail within sixty (60) days to pay, bond or otherwise discharge any judgments or orders for the payment of money in an amount which, when added to all other judgments or orders outstanding against the General Partner, the Borrower or any Subsidiary would exceed $10,000,000 in the aggregate, which have not been stayed on appeal or otherwise appropriately contested in good faith, unless the liability is insured against and the insurer has not challenged coverage of such liability.

         10.15 Environmental Remediation. Failure to remediate within the time period required by law or governmental order, (or within a reasonable time in light of the nature of the problem if no specific time period is so established), environmental problems in violation of applicable law related to Properties of Borrower and/or its Subsidiaries where the estimated cost of remediation is in the aggregate in excess of $20,000,000, in each case after all administrative hearings and appeals have been concluded.

                                   Article XI.

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

         11.1 Acceleration.

         If any Event of Default described in Section 10.10 hereof occurs, the obligation of the Lenders to make Advances and of the Issuing Bank to issue Facility Letters of Credit hereunder shall automatically terminate and the Obligations shall immediately become due and payable. If any other Event of Default described in Article X hereof occurs, such obligation to make Advances and to issue Facility Letters of Credit shall be terminated and at the election of the Required Lenders, the Obligations may be declared to be due and payable.

         In addition to the foregoing, following the occurrence of an Event of Default and so long as any Facility Letter of Credit has not been fully drawn and has not been cancelled or expired by its terms, upon demand by the Required Lenders the Borrower shall deposit in the Letter of Credit Collateral Account cash in an amount equal to the aggregate undrawn face amount of all outstanding Facility Letters of Credit and all fees and other amounts due or which may become due with respect thereto. The Borrower shall have no control over funds in the Letter of Credit Collateral Account, which funds shall be invested by the Administrative Agent from time to time in its discretion in certificates of deposit of Bank One having a maturity not exceeding thirty (30) days. Such funds shall be promptly applied by the Administrative Agent to reimburse the Issuing Bank for drafts drawn from time to time under the Facility Letters of Credit and to pay any fees or other amounts due with respect thereto. Such funds, if any, remaining in the Letter of Credit Collateral Account following the payment of all Obligations in full shall, unless the Administrative Agent is otherwise directed by a court of competent jurisdiction, be promptly paid over to the Borrower.

         11.2 Preservation of Rights; Amendments. No delay or omission of the Lenders in exercising any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of an Advance notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Advance shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Administrative Agent and the number of Lenders required hereunder and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Lenders until the Obligations have been paid in full.

                                  Article XII.

                            THE ADMINISTRATIVE AGENT

         12.1 Appointment. Bank One is hereby appointed Administrative Agent hereunder and under each other Loan Document, and each of the Lenders authorizes the Administrative Agent to act as the agent of such Lender. The Administrative Agent agrees to act as such upon the express conditions contained in this
Article XII. The Administrative Agent shall not have a fiduciary relationship in respect of any Lender by reason of this Agreement, except to the extent the Administrative Agent acts as an agent with respect to the receipt or payment of funds hereunder.

         12.2 Powers. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

         12.3 General Immunity. Neither the Administrative Agent (in its capacity as Administrative Agent) nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Subject to the express terms hereof, the Administrative Agent will, unless otherwise instructed as described in
Section 12.5, endeavor to administer the Facility in substantially the same manner as it administers similar credit facilities held for its own account.

         12.4 No Responsibility for Loans, Recitals, etc. Neither the Administrative Agent (in its capacity as Administrative Agent) nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document; (iii) the satisfaction of any condition specified in Article V, except receipt of items required to be delivered to the Administrative Agent; or
(iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith.

         12.5 Action on Instructions of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders or all Lenders, as the case may be, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         12.6 Employment of Administrative Agents and Counsel. The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

         12.7 Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of outside counsel selected by the Administrative Agent.

         12.8 Administrative Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent ratably in accordance with their respective Percentages (i) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other reasonable expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, if not paid by Borrower, and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent (in its capacity as Administrative Agent and not as a Lender) in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent.

         12.9 Rights as a Lender. With respect to the Commitment, Advances made by it and the Note issued to it, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent, in its individual capacity, may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person.

         12.10 [INTENTIONALLY OMITTED]

         12.11 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         12.12 Successor Administrative Agent. Each Lender agrees that Bank One shall serve as Administrative Agent at all times during the term of this Facility, except that Bank One may resign as Administrative Agent in the event
(x) Bank One and Borrower shall mutually agree in writing or (y) an Event of Default shall occur under the Loan Documents (irrespective of whether such Event of Default subsequently is waived), or (z) Bank One shall determine, in its sole reasonable discretion, that because of its other banking relationships with Borrower and/or Borrower's Affiliates at the time of such decision Bank One's resignation as Administrative Agent would be necessary in order to avoid creating an appearance of impropriety on the part of Bank One. Bank One (or any successor Administrative Agent) may be removed as Administrative Agent by written notice received by Administrative Agent from all of the other Lenders
(i) at any time with cause (i.e., a breach by Bank One (or any successor Administrative Agent) of its duties as Administrative Agent hereunder), or (ii) without cause if Bank One (or any successor Administrative Agent) assigns a portion of Bank One's (or such successor Administrative Agent's) then applicable Commitment in an amount such that following such assignment Bank One's (or such successor Administrative Agent's) then remaining Commitment is less than the then applicable Commitment of any other Lender hereunder. Upon any such resignation or removal, UBS shall be the successor Administrative Agent (unless objected to by the Required Lenders) or, if UBS declines or is so objected to, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. Such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent (including the right to receive any fees for performing such duties which accrue thereafter), and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article XII shall continue in effect for its benefit and that of the other Lenders in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents.

         12.13 Notice of Defaults. If a Lender becomes aware of a Default or Event of Default, such Lender shall notify the Administrative Agent of such fact. Upon receipt of such notice that a Default or Event of Default has occurred, the Administrative Agent shall notify each of the Lenders of such fact.

         12.14 Requests for Approval. If the Administrative Agent requests in writing the consent or approval of a Lender, such Lender shall respond and either approve or disapprove definitively in writing to the Administrative Agent within ten Business Days (or sooner if such notice specifies a shorter period, but in no event less than five Business Days for responses based on Administrative Agent's good faith determination that circumstances exist warranting its request for an earlier response) after such written request from the Administrative Agent. If the Lender does not so respond, that Lender shall be deemed to have approved the request. Upon request, the Administrative Agent shall notify the Lenders which Lenders, if any, failed to respond to a request for approval.

         12.15 Copies of Documents. Administrative Agent shall promptly deliver to each of the Lenders copies of all notices of default and other formal notices sent or received and according to Section 15.1 of this Agreement. Administrative Agent shall deliver to Lenders within 15 Business Days following receipt, copies of all financial statements, certificates and notices received regarding the General Partner's ratings except to the extent such items are required to be furnished directly to the Lenders by Borrower hereunder. Within fifteen Business Days after a request by a Lender to the Administrative Agent for other documents furnished to the Administrative Agent by the Borrower, the Administrative Agent shall provide copies of such documents to such Lender except where this Agreement obligates Administrative Agent to provide copies in a shorter period of time.

         12.16 Defaulting Lenders. At such time as a Lender becomes a Defaulting Lender, such Defaulting Lender's right to vote on matters which are subject to the consent or approval of the Required Lenders, such Defaulting Lender or all Lenders shall be immediately suspended until such time as the Lender is no longer a Defaulting Lender. If a Defaulting Lender has failed to fund its Percentage of any Advance and until such time as such Defaulting Lender subsequently funds its Percentage of such Advance, all Obligations owing to such Defaulting Lender hereunder shall be subordinated in right of payment, as provided in the following sentence, to the prior payment in full of all principal of, interest on and fees relating to the Loans funded by the other Lenders in connection with any such Advance in which the Defaulting Lender has not funded its Percentage (such principal, interest and fees being referred to as "Senior Loans" for the purposes of this section). All amounts paid by the Borrower and otherwise due to be applied to the Obligations owing to such Defaulting Lender pursuant to the terms hereof shall be distributed by the Administrative Agent to the other Lenders in accordance with their respective Percentages (recalculated for the purposes hereof to exclude the Defaulting Lender) until all

Senior Loans have been paid in full. At that point, the "Defaulting Lender" shall no longer be deemed a Defaulting Lender. After the Senior Loans have been paid in full equitable adjustments will be made in connection with future payments by the Borrower to the extent a portion of the Senior Loans had been repaid with amounts that otherwise would have been distributed to a Defaulting Lender but for the operation of this Section 12.16. This provision governs only the relationship among the Administrative Agent, each Defaulting Lender and the other Lenders; nothing hereunder shall limit the obligation of the Borrower to repay all Loans in accordance with the terms of this Agreement. The provisions of this Section 12.16 shall apply and be effective regardless of whether a Default occurs and is continuing, and notwithstanding (i) any other provision of this Agreement to the contrary, (ii) any instruction of the Borrower as to its desired application of payments or (iii) the suspension of such Defaulting Lender's right to vote on matters as provided above.

                                 Article XIII.

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         13.1 Successors and Assigns.

         The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of Borrower and the Lenders and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or obligations under the Loan Documents without the consent of all the Lenders and any assignment by any Lender must be made in compliance with
Section 13.3. The Administrative Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with
Section 13.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Administrative Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

         13.2 Participations.

                  13.2.1 Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Advance owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and Borrower and the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

                  13.2.2 Voting Rights. Each Lender shall retain the sole right to vote its Percentage of the Aggregate Commitment, without the consent of any Participant, for the approval or disapproval of any amendment, modification or waiver of any provision of the Loan Documents, provided that such Lender may grant such Participant the right to approve any amendment, modification or waiver which forgives principal, interest or fees or reduces the interest rate or fees payable hereunder, postpones any date fixed for any regularly-scheduled payment of principal of or interest on the Obligations, or extends the Maturity Date.

         13.3 Assignments.

                  13.3.1 Permitted Assignments. Any Lender may, with the prior written consent of Administrative Agent, Arranger and Borrower (which consents shall not be unreasonably withheld or delayed), in accordance with applicable law, at any time assign to one or more banks or other entities (collectively, "Purchasers") either all or a portion equal to or greater than $5,000,000 of its rights and obligations under the Loan Documents, except that no consent of Borrower shall be required if an Event of Default has occurred and is continuing and that no consent of Administrative Agent, Arranger or Borrower shall ever be required for
         (i) any assignment to a Person directly or indirectly controlling, controlled by or under direct or indirect common control with the assigning Lender or (ii) the pledge or assignment by a Lender of such Lender's Note and other rights under the Loan Documents to any Federal Reserve Bank in accordance with applicable law. Such assignments and assumptions shall be substantially in the form of Exhibit J hereto. The Borrower shall execute any and all documents which are customarily required by such Lender (including, without limitation, a replacement promissory note or notes in the forms provided hereunder) in connection with any such assignment, but Borrower shall not be obligated to pay any fees and expenses incurred by any Lender in connection with any assignment pursuant to this Section. Any Lender selling all or any part of its rights and obligation hereunder in a transaction requiring the consent of the Administrative Agent shall pay to the Administrative Agent a fee of $3,500.00 per assignee to reimburse Administrative Agent for its involvement in such assignment.

                  13.3.2 Effect; Effective Date of Assignment. Upon delivery to the Administrative Agent of a notice of assignment executed by the assigning Lender and the Purchaser, such assignment shall become effective on the effective date specified in such notice of assignment. The notice of assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and the Loan under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by Borrower, the Lenders or the Administrative Agent shall be required to release the transferor Lender with respect to the percentage of the Commitment and Advances assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 13.3.2, the transferor Lender, the Administrative Agent and Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

         13.4 Dissemination of Information. Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of Borrower and General Partner. Each Transferee shall agree in writing to keep confidential any such information which is not publicly available.

         13.5 Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with Section 7(vii) of the Assignment Agreement attached hereto as Exhibit J.

                                  Article XIV.

                               GENERAL PROVISIONS

         14.1 Survival of Representations. All representations and warranties contained in this Agreement shall survive delivery of the Notes and the making of the Advances herein contemplated.

         14.2 Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         14.3 Taxes. Any recording and other taxes (excluding franchise, income or similar taxes) or other similar assessments or charges payable or ruled payable by any governmental authority incurred in connection with the consummation of the transactions contemplated by this Agreement shall be paid by the Borrower, together with interest and penalties, if any.

         14.4 Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         14.5 No Third Party Beneficiaries. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

         14.6 Expenses; Indemnification. Subject to the provisions of this Agreement, Borrower will pay (a) all out-of-pocket costs and expenses incurred by the Administrative Agent and the Arranger (including the reasonable fees, out-of-pocket expenses and other reasonable expenses of counsel, which counsel may be employees of Administrative Agent) in connection with the preparation, execution and delivery of this Agreement, the Notes, the Loan Documents and any other agreements or documents referred to herein or therein and any amendments thereto, (b) all out-of-pocket costs and expenses incurred by the Administrative Agent and the Lenders (including the reasonable fees, out-of-pocket expenses and other reasonable expenses of counsel to the Administrative Agent and the Lenders, which counsel may be employees of Administrative Agent or the Lenders) in connection with the enforcement and protection of the rights of the Lenders under this Agreement, the Notes, the Loan Documents or any other agreement or document referred to herein or therein, and (c) all reasonable and customary costs and expenses of periodic audits by the Administrative Agent's personnel of the Borrower's books and records provided that prior to an Event of Default, Borrower shall be required to pay for only one such audit during any year. The Borrower further agrees to indemnify the Lenders, their directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and reasonable expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Lenders is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Advance hereunder, except that the foregoing indemnity shall not apply to a Lender to the extent that any losses, claims, etc. are the result of such Lender's gross negligence or willful misconduct. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

         14.7 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         14.8 Nonliability of the Lenders. The relationship between the Borrower and the Lenders shall be solely that of borrower and lender. The Lenders shall not have any fiduciary responsibilities to the Borrower. The Lenders undertake no responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations.

         14.9 Choice of Law. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         14.10 Consent to Jurisdiction. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN

DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDERS TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDERS OR ANY AFFILIATE OF THE LENDERS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

         14.11 Waiver of Jury Trial. THE BORROWER, THE GENERAL PARTNER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

         14.12 Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or obligations under the Loan Documents. Any assignee or transferee of the Notes agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of the Notes, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Notes or of any note or notes issued in exchange therefor.

         14.13 Entire Agreement; Modification of Agreement. The Loan Documents embody the entire agreement among the Borrower, General Partner, Administrative Agent, and Lenders and supersede all prior conversations, agreements, understandings, commitments and term sheets among any or all of such parties with respect to the subject matter hereof. Any provisions of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower, and Administrative Agent if the rights or duties of Administrative Agent are affected thereby, and

                  (a) each of the Lenders if such amendment or waiver

                           (i) reduces or forgives any payment of principal or
                  interest on the Obligations or any fees payable by Borrower to such Lender hereunder; or

                           (ii) postpones the date fixed for any payment of
                  principal of or interest on the Obligations or any fees payable by Borrower to such Lender hereunder; or

                           (iii) changes the amount of such Lender's Commitment
                  (other than pursuant to an assignment permitted under Section
                  13.3 or a reduction in the Aggregate Commitment pursuant to
                  Section 2.17 hereof) or the unpaid principal amount of such Lender's Note; or

                           (iv) extends the Maturity Date; or

                           (v) releases or limits the liability of the General
                  Partner under the Loan Documents; or

                           (vi) changes the definition of Required Lenders or
                  modifies any requirement for consent by each of the Lenders;
                  or

                           (vii) modifies or waives any covenant contained in
                  Sections 8.13, 9.3, 9.5, 9.6, 9.8 or 9.10 hereof; or

                  (b) the Required Lenders, to the extent expressly provided for herein and in the case of all other waivers or amendments if no percentage of Lenders is specified herein.

         14.14 Dealings with the Borrower. The Lenders and their affiliates may accept deposits from, extend credit to and generally engage in any kind of banking, trust or other business with the Borrower or the General Partner or any of their Affiliates regardless of the capacity of the Lenders hereunder.

         14.15 Set-Off.

                  (a) If an Event of Default shall have occurred, each Lender shall have the right, at any time and from time to time without notice to the Borrower, any such notice being hereby expressly waived, to set-off and to appropriate or apply any and all deposits of money or property or any other indebtedness at any time held or owing by such Lender to or for the credit or the account of the Borrower against and on account of all outstanding Obligations and all Obligations which from time to time may become due hereunder and all other obligations and liabilities of the Borrower under this Agreement, irrespective of whether or not such Lender shall have made any demand hereunder and whether or not said obligations and liabilities shall have matured.

                  (b) Each Lender agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal, interest or fees due with respect to any Note held by it which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal, interest or fees due with respect to any Note held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Lenders and such other adjustments shall be made as may be required so that all such payments of principal, interest or Fees with respect to the Notes held by the Lenders shall be shared by the Lenders pro rata according to their respective Commitments.

         14.16 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower and each of the Lenders shown on the signature pages hereof.

                                   Article XV.

                                     NOTICES

         15.1 Giving Notice. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes). Notice may be given as follows:

                  To the Borrower:

                           First Industrial, L.P.
                           c/o First Industrial Realty Trust, Inc.
                           311 South Wacker Drive
                           Suite 4000
                           Chicago, Illinois  60606
                           Attention:  Mr. Scott Musil
                           Telecopy:   (312) 895-9380

                  To General Partner:

                           First Industrial Realty Trust, Inc.
                           311 South Wacker Drive
                           Suite 4000
                           Chicago, Illinois  60606
                           Attention:  Mr. Michael Havala
                           Telecopy:   (312) 922-9851

                  Each of the above with a copy to:

                           Barack Ferrazzano Kirschbaum & Perlman
                           333 W. Wacker Drive
                           Suite 2700
                           Chicago, Illinois  60606
                           Attention:  Howard A. Nagelberg, Esq.
                           Telecopy:   (312) 984-3150

                  To each Lender:

                           As shown below the Lenders' signatures.

                  To the Administrative Agent:

                           Bank One, NA
                           1 Bank One Plaza
                           Chicago, Illinois  60670
                           Attention:  Corporate Real Estate
                           Telecopy:   (312) 732-1117

                  With a copy to:

                           Sonnenschein Nath & Rosenthal
                           8000 Sears Tower
                           Chicago, Illinois  60606
                           Attention:  Patrick G. Moran, Esq.
                           Telecopy:  (312) 876-7934

                  To the Syndication Agent:

                           UBS Warburg LLC
                           c/o UBS AG, New York Branch
                           299 Park Avenue
                           New York, New York  10171-0026
                           Attention:  Xiomara Martez
                           Telecopy:  (212) 821-4138

                  To the Documentation Agent:

                           Bank of America, N.A.
                           901 Main Street
                           51st Floor
                           Mail Code:  TX1-492-51-01
                           Dallas, Texas  75202-3714
                           Attention:  Will T. Bowers, Jr.
                           Telecopy:  214-209-0085


         15.2 Change of Address. Each party may change the address for service of notice upon it by a notice in writing to the other parties hereto.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

BORROWER:                  FIRST INDUSTRIAL, L.P.

                           By:     FIRST INDUSTRIAL REALTY
                                   TRUST, INC., its General Partner


                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------



GENERAL PARTNER:           FIRST INDUSTRIAL REALTY TRUST, INC.


                           By:
                              -----------------------------------------
                           Title:
                                 --------------------------------------

LENDERS:                          BANK ONE, NA


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------
                                  Commitment: $35,000,000
                                  Percentage of
                                  Aggregate Commitment:  11.666666666667%

                                  Address for Notices:
                                  1 Bank One Plaza
                                  Chicago, Illinois  60670
                                  Attention:  Corporate Real Estate
                                  Telephone:  312/732-3044
                                  Telecopy:  312/732-1117


                                  AMSOUTH BANK


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------
                                  Commitment: $31,000,000
                                  Percentage of
                                  Aggregate Commitment:  10.333333333333%

                                  Address for Notices:
                                  1900 5th Avenue, North
                                  AmSouth Sonat Tower, 9th Floor
                                  Birmingham, Alabama  35203
                                  Attention:  Bill Dobbins
                                  Telephone:  205/801-0621
                                  Telecopy:  205/326-4075

                                  BANK OF AMERICA, N.A.


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------
                                  Commitment: $35,000,000
                                  Percentage of
                                  Aggregate Commitment:  11.666666666667%

                                  Address for Notices:

                                  Bank of America, N.A.
                                  901 Main Street, 51st Floor
                                  Mail Code: TX1-492-51-01
                                  Dallas, Texas 75202-3714
                                  Attention:  Will T. Bowers, Jr.
                                  Telephone: 214/209-0276
                                  Telecopy: 214/209-0085


                                  BANK OF MONTREAL


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------
                                  Commitment: $22,000,000
                                  Percentage of
                                  Aggregate Commitment:  7.333333333333%

                                  Address for Notices:
                                  115 South LaSalle Street, 12 West
                                  Chicago, Illinois  60603
                                  Attention:  Greg Steele and David Rubin
                                  Telephone:  312/750-3489
                                  Telecopy:  312/750-6057

                                  CHEVY CHASE BANK


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------
                                  Commitment: $18,000,000
                                  Percentage of
                                  Aggregate Commitment:  6.000000000000%

                                  Address for Notices:
                                  8401 Connecticut Avenue, 9th Floor
                                  Chevy Chase, Maryland  20815
                                  Attention:  Eric Lawrence
                                  Telephone:  301/986-7216
                                  Telecopy:  301/986-7516


                                  COMERICA BANK


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------
                                  Commitment: $18,000,000
                                  Percentage of
                                  Aggregate Commitment:  6.000000000000%

                                  Address for Notices:
                                  500 Woodward
                                  Detroit, Michigan  48226-3256
                                  Attention:  Leslie Vogel
                                  Telephone:  313/222-9290
                                  Telecopy:  313/222-9295

                                  COMMERZBANK AG, New York and Grand Cayman
                                  Branches


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  Commitment: $31,000,000
                                  Percentage of
                                  Aggregate Commitment:  10.333333333333%

                                  Address for Notices:
                                  Two World Financial Center, 34th Floor
                                  New York, New York  10281
                                  Attention:  Doug Traynor
                                  Telephone:  212/266-7206
                                  Telecopy:  212/266-7565


                                  THE NORTHERN TRUST COMPANY

                                  By:
                                     ----------------------------------------
                                  Title:
                                        -------------------------------------
                                  Commitment: $18,000,000
                                  Percentage of
                                  Aggregate Commitment:  6.000000000000%

                                  Address for Notices:
                                  50 South LaSalle Street
                                  Chicago, Illinois 60675
                                  Attention: Robert Wiarda
                                  Telephone: 312/444-3380
                                  Telecopy: 312/444-7028

                                  SOUTHTRUST BANK



                                  By:
                                     ----------------------------------------
                                  Title:
                                        -------------------------------------
                                  Commitment: $22,000,000
                                  Percentage of
                                  Aggregate Commitment:  7.333333333333%

                                  Address for Notices:
                                  420 North 20th Street
                                  Birmingham, Alabama 35290
                                  Attention: Ronnie Brantley
                                  Telephone: 205/254-4438
                                  Telecopy: 205/254-8270


                                  UBS AG, STAMFORD BRANCH



                                  By:
                                     ----------------------------------------
                                  Title:
                                        -------------------------------------


                                  By:
                                     ----------------------------------------
                                  Title:
                                        -------------------------------------
                                  Commitment: $35,000,000
                                  Percentage of
                                  Aggregate Commitment:  11.666666666667%

                                  Address for Notices:
                                  c/o UBS AG, New York Branch
                                  299 Park Avenue
                                  New York, New York  10171-0026
                                  Attention:  Xiomara Martez
                                  Telephone:  212/821-3872
                                  Telecopy:  212/821-4138

                                  WACHOVIA BANK, N.A.


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------
                                  Commitment: $35,000,000
                                  Percentage of
                                  Aggregate Commitment:  11.666666666667%

                                  Address for Notices:
                                  191 Peachtree Street N.E.
                                  Atlanta, Georgia 30303
                                  Attention: Cathy Casey
                                  Telephone:
                                  Telecopy: 404/332-4066


ADMINISTRATIVE AGENT:             BANK ONE, NA


                                  By:
                                     ----------------------------------------
                                  Title:
                                        -------------------------------------

                                  Address for Notices:
                                  1 Bank One Plaza
                                  Chicago, Illinois 60670
                                  Attention:  Corporate Real Estate
                                  Telephone:  312/732-3044
                                  Telecopy:  312/732-1117


SYNDICATION AGENT:                UBS WARBURG LLC


                                  By:
                                     ----------------------------------------
                                  Title:
                                        -------------------------------------


                                  By:
                                     ----------------------------------------
                                  Title:
                                        -------------------------------------



DOCUMENTATION AGENT:              BANK OF AMERICA, N.A.


                                  By:
                                     ----------------------------------------
                                  Title:
                                        -------------------------------------

                                                                       EXHIBIT A

                                   PERCENTAGES


                  See Percentages on Preceding Signature Pages

                                                                     EXHIBIT B-1

                                  FORM OF NOTE


                                                                          , 2000
                                                               -----------



         On or before the Maturity Date, as defined in that certain Amended and Restated Unsecured Revolving Credit Agreement dated as of June 30, 2000 (the "Agreement") between FIRST INDUSTRIAL, L.P., a Delaware limited partnership ("Borrower"), First Industrial Realty Trust, Inc., a Maryland corporation, UBS AG, Stamford Branch, UBS Warburg LLC, as Syndication Agent, Bank of America, N.A., individually and as Documentation Agent, Bank One, NA, individually and as Administrative Agent for the Lenders (as such terms are defined in the Agreement), and the other Lenders listed on the signature pages of the
Agreement, Borrower promises to pay to the order of                        (the
"Lender"), or its successors and assigns, the principal sum of
AND NO/100 DOLLARS ($        ) or the aggregate unpaid principal amount of all
Loans (other than Competitive Bid Loans) made by the Lender to the Borrower pursuant to Section 2.1 of the Agreement, in immediately available funds at the office of the Administrative Agent in Chicago, Illinois, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay this Promissory Note ("Note") in full on or before the Maturity Date in accordance with the terms of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Advance and the date and amount of each principal payment hereunder; provided, however, that the failure of the Lender to so record shall not affect the obligations of the Borrower hereunder or under the other Loan Documents.

         This Note is issued pursuant to, and is entitled to the security under and benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended from time to time, reference is hereby made for, inter alia, a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         If there is an Event of Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

         Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

         This Note shall be governed and construed under the internal laws of the State of Illinois.

         BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                 FIRST INDUSTRIAL, L.P.

                                 By: First Industrial Realty Trust, Inc., its general partner

                                        By:
                                           ------------------------------

                                        Its:
                                            -----------------------------

                              PAYMENTS OF PRINCIPAL

                                     Unpaid
                                    Principal                       Notation
Date                                 Balance                        Made by

--------------------------------------------------------------------------------

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

                                                                     EXHIBIT B-2

                          FORM OF COMPETITIVE BID NOTE


                                                                          , 2000
                                                             -------------


         On or before the last day of each "Interest Period" applicable to a "Competitive Bid Loan", as defined in that certain Amended and Restated Unsecured Revolving Credit Agreement dated as of June 30, 2000 (the "Agreement") between FIRST INDUSTRIAL, L.P., a Delaware limited partnership ("Borrower"), First Industrial Realty Trust, Inc., a Maryland corporation, UBS AG, Stamford Branch, Bank of America, N.A., Bank One, NA, individually and as Administrative Agent for the Lenders (as such terms are defined in the Agreement), Borrower
promises to pay to the order of                           (the "Lender"), or its
successors and assigns, the unpaid principal amount of such Competitive Bid Loan made by the Lender to the Borrower pursuant to Section 2.16 of the Agreement, in immediately available funds at the office of the Administrative Agent in Chicago, Illinois, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay any remaining unpaid principal amount of such Competitive Bid Loans under this Competitive Bid Note ("Note") in full on or before the Maturity Date in accordance with the terms of the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date, amount and due date of each Competitive Bid Loan and the date and amount of each principal payment hereunder; provided, however, that the failure of the Lender to so record shall not affect the obligations of the Borrower hereunder or under the other Loan Documents.

         This Note is issued pursuant to, and is entitled to the security under and benefits of, the Agreement and the other Loan Documents, to which Agreement and Loan Documents, as they may be amended from time to time, reference is hereby made for, inter alia, a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         If there is an Event of Default or Default under the Agreement or any other Loan Document and Lender exercises its remedies provided under the Agreement and/or any of the Loan Documents, then in addition to all amounts recoverable by the Lender under such documents, Lender shall be entitled to receive reasonable attorneys fees and expenses incurred by Lender in exercising such remedies.

         Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note (except as otherwise expressly provided for in the Agreement), and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be


                                      -87
extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security of this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

         This Note shall be governed and construed under the internal laws of the State of Illinois.

         BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                              FIRST INDUSTRIAL, L.P.

                              By:   First Industrial Realty Trust, Inc.,
                                    its general partner

                                    By:
                                       ----------------------------------
                                    Its:
                                        ---------------------------------

                              PAYMENTS OF PRINCIPAL

                                   Unpaid
                                  Principal                           Notation
Date                               Balance                            Made by
--------------------------------------------------------------------------------

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

                                                                     EXHIBIT C-1

                      FORM OF COMPETITIVE BID QUOTE REQUEST
                                (Section 2.16(b))


To:           Bank One, NA
              as administrative agent (the "Agent")

From:         First Industrial, L.P. (the "Borrower")

Re: Amended and Restated Unsecured Revolving Credit Agreement dated as of June 30, 2000 among the Borrower, First Industrial Realty Trust, Inc., the lenders from time to time party thereto, UBS AG, Stamford Branch, Bank of America, N.A. and Bank One, NA, as Agent for such lenders (as amended, supplemented or otherwise modified from time to time through the date hereof, the "Agreement")

         1. Capitalized terms used herein have the meanings assigned to them in the Agreement.

         2. We hereby give notice pursuant to Section 2.16(b) of the Agreement that we request Competitive Bid Quotes for the following proposed Competitive Bid Loan(s):

         Borrowing Date:                , 20
                        ----------------    ---

            Principal Amount(1)                           Interest Period(2)

         3. Such Competitive Bid Quotes should offer [a Competitive LIBOR Margin] [an Absolute Rate].

         4. Upon acceptance by the undersigned of any or all of the Competitive Bid Loans offered by Lenders in response to this request, the undersigned shall be deemed to affirm as of the Borrowing Date thereof the representations and warranties made in Article VI of the Agreement.

                               FIRST INDUSTRIAL, L.P.

                               By: First Industrial Realty Trust, Inc., its general partner


                                    By:
                                       ----------------------------------
                                    Title:
                                          -------------------------------

-----------------------------
(1) Amount must be at least $10,000,000 and an integral multiple of $1,000,000.
(2) One, two, three or six months (Competitive LIBOR Margin) or up to 180 days (Absolute Rate), subject to the provisions of the definitions of LIBOR Interest Period and Absolute Interest Period.

                                                                     EXHIBIT C-2

                      INVITATION FOR COMPETITIVE BID QUOTES
                                (Section 2.16(c))


To:           Each of the Lenders party to
              the Agreement referred to below

From:         Invitation for Competitive Bid Quotes to
              First Industrial, L.P. (the "Borrower")


         Pursuant to Section 2.16(c) of the Amended and Restated Unsecured Revolving Credit Agreement dated as of June 30, 2000 among the Borrower, First Industrial Realty Trust, Inc., the lenders from time to time party thereto, UBS AG, Stamford Branch, Bank of America, N.A. and Bank One, NA, as Administrative Agent for such lenders (as amended, supplemented or otherwise modified from time to time through the date hereof, the "Agreement"), we are pleased on behalf of the Borrower to invite you to submit Competitive Bid Quotes to the Borrower for the following proposed Competitive Bid Loan(s):

Borrowing Date:                 , 20
               -----------------    ---

           Principal Amount                            Interest Period

         Such Competitive Bid Quotes should offer [a Competitive LIBOR Margin] [an Absolute Rate]. Your Competitive Bid Quote must comply with Section 2.16(d) of the Agreement and the foregoing. Capitalized terms used herein have the meanings assigned to them in the Agreement.

         Please respond to this invitation by no later than 9:00 a.m. (Chicago
time) on                , 20   .
         ---------------    ---
                                 BANK ONE, NA, as Administrative Agent


                                 By:
                                    ----------------------------------
                                 Title:
                                       -------------------------------

                                                                     EXHIBIT C-3

                              COMPETITIVE BID QUOTE
                                (Section 2.16(d))


                                           , 20
                                -----------    ---



To:           Bank One, NA,
              as Administrative Agent

Re:           Competitive Bid Quote to First Industrial, L.P.
              (the "Borrower")

         In response to your invitation on behalf of the Borrower dated
               , 20   , we hereby make the following Competitive Bid Quote
pursuant to Section 2.16(d) of the Agreement hereinafter referred to and on the following terms:

1.       Quoting Lender:
                        --------------------------------------------------------

2.       Person to contact at Quoting Lender:
                                             -----------------------------------

3.       Borrowing Date:                                                     (3)
                        --------------------------------------------------------

4. We hereby offer to make Competitive Bid Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

-------------- -------------- ---------------- -------------- ----------------
                               [Competitive
   Principal      Interest         LIBOR        [Absolute         Minimum
    Amount(4)     Period(5)       Margin(6)]      Rate(7)]        Amount(8)
-------------- -------------- ---------------- -------------- ----------------

       We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Amended and Restated Unsecured Revolving Credit

---------------------------
(3)     As specified in the related Invitetion For Competetive Bid Quotes.
(4) Principal amount bid for each Interest Period may not exceed the principal amount requested. Buds must be made for at least $10,000,000 and integral multiples of $1,000,000.
(5) One, two, three or six months or up to 180 days, as specified in the related Invitation Competetive Bid Quotes.
(6) Competetive LIBOR Margin for the applicable LIBOR Interest Period. Specify percentage (rounded to the nearest 1/100 of 1%) and specify whether "PLUS" or "MINUS".
(7) Specify rate of interest per annum (rounded to the nearest 1/100 of 1%).
(8)      Specify minimum amount, if any, which the Borrower may accept (see
Section 2.16(d)(II)(D).

Agreement dated as of June 30, 2000, among the Borrower, First Industrial Realty Trust, Inc., the lenders from time to time party thereto, UBS AG, Stamford Branch, Bank of America, N.A. and Bank One, NA, as Administrative Agent for such lenders (as amended, supplemented or otherwise modified from time to time through the date hereof, the "Agreement"), irrevocably obligates us to make the Competitive Bid Loan(s) for which any offer(s) are accepted, in whole or in part. Capitalized terms used herein and not otherwise defined herein shall have their meanings as defined in the Agreement.

                                       Very truly yours,

                                       [NAME OF LENDER]


                                       By:
                                          ---------------------------------
                                       Title:
                                             ------------------------------

                                                                       EXHIBIT D

                                FORM OF GUARANTY


         This Guaranty is made as of June 30, 2000, by First Industrial Realty Trust, Inc., a Maryland corporation ("Guarantor"), to and for the benefit of UBS AG, Stamford Branch, Bank of America, N.A., Bank One, NA, a national banking association, individually ("Bank One"), and as administrative agent for itself and the lenders listed on the signature pages of the Revolving Credit Agreement (as defined below) and their respective successors and assigns (collectively, "Lender").


                                    RECITALS

         A. First Industrial, L.P., a Delaware limited partnership ("Borrower"), and Guarantor have requested that Lender make an unsecured revolving credit facility available to Borrower in the aggregate principal amount of up to
$             , subject to future increase up to $400,000,000 ("Facility").


         B. Lender has agreed to make available the Facility to Borrower pursuant to the terms and conditions set forth in an Amended and Restated Unsecured Revolving Credit Agreement bearing even date herewith between Borrower, the Lenders and Guarantor ("Revolving Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Revolving Credit Agreement.

         C. Borrower has executed and delivered to Lender one or more Promissory
Notes each of even date in the aggregate principal amount of $              as
evidence of its indebtedness to Lender with respect to the Facility (the promissory notes described above, together with any amendments or allonges thereto, or restatements, replacements or renewals thereof, and/or new promissory notes to new Lenders under the Revolving Credit Agreement, are collectively referred to herein as the "Note"). Borrower has also executed and delivered to each Lender a note ("Competitive Loan Note") which evidences any Competitive Bid Loans which may be made by such Lender under the Revolving Credit Agreement.

         D. Guarantor is the sole general partner of Borrower and, therefore, Guarantor will derive financial benefit from the Facility evidenced by the Note, Revolving Credit Agreement and the other Loan Documents. The execution and delivery of this Guaranty by Guarantor is a condition precedent to the performance by Lender of its obligations under the Revolving Credit Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agrees as follows:

         1. Guarantor absolutely, unconditionally, and irrevocably guarantees to
Lender:

              (a) the full and prompt payment of the principal of and interest on the Note and/or any Competitive Bid Loan Note when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums which may now be or may hereafter become due and owing under the Note, any Competitive Bid Loan Note, the Revolving Credit Agreement, and the other Loan Documents;

              (b) the payment of all Enforcement Costs (as hereinafter defined in Paragraph 7 hereof); and

              (c) the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of Borrower under the Revolving Credit Agreement and the Loan Documents.

              (d) All amounts due, debts, liabilities, and payment obligations described in subparagraphs (a) and (b) of this Paragraph 1 are referred to herein as the "Facility Indebtedness." All obligations described in subparagraph (c) of this Paragraph 1 are referred to herein as the "Obligations."

         2. In the event of any default by Borrower in making payment of the Facility Indebtedness, or in performance of the Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, Guarantor agrees, on demand by Lender or the holder of the Note, to pay all the Facility Indebtedness and to perform all the Obligations as are or then or thereafter become due and owing or are to be performed under the terms of the Note, any Competitive Bid Loan Note, the Revolving Credit Agreement and the other Loan Documents, and to pay any reasonable expenses incurred by Lender in protecting, preserving, or defending its interest in the Property or in connection with the Facility or under any of the Loan Documents, including, without limitation, all reasonable attorneys' fees and costs. Lender shall have the right, at its option, either before, during or after pursuing any other right or remedy against Borrower or Guarantor, to perform any and all of the Obligations by or through any agent, contractor or subcontractor, or any of their agents, of its selection, all as Lender in its sole discretion deems proper, and Guarantor shall indemnify and hold Lender free and harmless from and against any and all loss, damage, cost, expense, injury, or liability Lender may suffer or incur in connection with the exercise of its rights under this Guaranty or the performance of the Obligations, except to the extent the same arises as a result of the gross negligence or willful misconduct of Lender.

         All of the remedies set forth herein and/or provided by any of the Loan Documents or law or equity shall be equally available to Lender, and the choice by Lender of one such alternative over another shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, set-off, or failure to mitigate damages in any action, proceeding, or counteraction by Lender to recover or seeking any other remedy under this Guaranty, nor shall such choice preclude Lender from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies hereinabove specified in part because they recognize that the choice of remedies in the event of a failure hereunder will necessarily be and should properly be a matter of business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by Lender at the lowest cost to Borrower and/or Guarantor. It is the intention of the parties that such choice by Lender be given conclusive effect regardless of such subsequent developments.

         3. Guarantor does hereby waive (i) notice of acceptance of this Guaranty by Lender and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which Guarantor may have against the Borrower or which Guarantor or Borrower may have against Lender or the holder of the Note or the holder of any Competitive Bid Loan Note (other than defenses relating to payment of the Facility Indebtedness or the correctness of any allegation by Lender that Borrower was in default in the performance of the Obligations), (iii) presentment for payment, demand for payment (other than as provided for in Paragraph 2 above), notice of nonpayment (other than as provided for in Paragraph 2 above) or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability, (iv) any failure by Lender to inform Guarantor of any facts Lender may now or hereafter know about Borrower, the Facility, or the transactions contemplated by the Revolving Credit Agreement, it being understood and agreed that Lender has no duty so to inform and that the Guarantor is fully responsible for being and remaining informed by the Borrower of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Facility Indebtedness or the risk of nonperformance of the Obligations, and (v) any and all right to cause a marshalling of assets of the Borrower or any other action by any court or governmental body with respect thereto, or to cause Lender to proceed against any other security given to Lender in connection with the Facility Indebtedness or the Obligations. Credit may be granted or continued from time to time by Lender to Borrower without notice to or authorization from Guarantor, regardless of the financial or other condition of the Borrower at the time of any such grant or continuation. Lender shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower. Guarantor acknowledges that no representations of any kind whatsoever have been made by Lender to Guarantor. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender except as expressly set forth in a writing duly signed and delivered on behalf of Lender. Guarantor further agrees that any exculpatory language contained in the Revolving Credit Agreement, the Note and any Competitive Bid Loan Note shall in no event apply to this Guaranty, and will not prevent Lender from proceeding against Guarantor to enforce this Guaranty.

         4. Guarantor further agrees that Guarantor's liability as guarantor shall in nowise be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under the Note or any Competitive Bid Loan Note or by any forbearance or delay in collecting interest or principal under the Note or any Competitive Bid Loan Note, or by any waiver by Lender under the Revolving Credit Agreement or any other Loan Documents, or by Lender's failure or election not to pursue any other remedies it may have against Borrower, or by any change or modification in the Note, Revolving Credit Agreement, any Competitive Bid Loan Note or any other Loan Documents, or by the acceptance by Lender of any additional security or any increase, substitution or change therein, or by the release by Lender of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Facility Indebtedness, even though Lender might lawfully have elected to apply such payments to any part or all of the Facility

Indebtedness, it being the intent hereof that Guarantor shall remain liable as principal for payment of the Facility Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Revolving Credit Agreement and other Loan Documents and this Guaranty have been performed, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Guarantor further understands and agrees that Lender may at any time enter into agreements with Borrower to amend and modify the Note, Revolving Credit Agreement, any Competitive Bid Loan Note or other Loan Documents, or any thereof, and may waive or release any provision or provisions of the Note, the Revolving Credit Agreement, any Competitive Bid Loan Note and other Loan Documents or any thereof, and, with reference to such instruments, may make and enter into any such agreement or agreements as Lender and Borrower may deem proper and desirable, without in any manner impairing this Guaranty or any of Lender's rights hereunder or any of the Guarantor's obligations hereunder.

         5. This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance and not of collection. Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Note, any Competitive Bid Loan Note, the Revolving Credit Agreement, or any of the other Loan Documents, or resorting to any other guaranties, and Guarantor hereby waives the right to require Lender to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Note, Revolving Credit Agreement, any Competitive Bid Loan Note or any other Loan Documents, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of any of Guarantor's obligations hereunder, it being the purpose and intent of the Guarantor that the obligations of such Guarantor hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever. Neither Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the Note, Revolving Credit Agreement, any Competitive Bid Loan Note or other Loan Documents or by reason of Borrower's bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Note, Revolving Credit Agreement, any Competitive Bid Loan Note or any other Loan Document is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to Lender had not been made, regardless of whether Lender contested the order requiring the return of such payment. The obligations of Guarantor pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty.

         6. This Guaranty shall be assignable by Lender to any assignee of all or a portion of Lender's rights under the Loan Documents.

         7. If: (i) this Guaranty, the Note, any Competitive Bid Loan Note, or any other Loan Document is placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty, the Note, any Competitive Bid Loan Note, the Revolving Credit Agreement, or any Loan Document; (iii) an attorney is retained to provide advice or other representation with respect to the Loan Documents in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent Lender in any other legal proceedings whatsoever in connection with this Guaranty, the Note, any Competitive Bid Loan Note, the Revolving Credit Agreement, any of the Loan Documents, or any property subject thereto (other than any action or proceeding brought by any Lender or participant against the Administrative Agent (as defined in the Revolving Credit Agreement) alleging a breach by the Administrative Agent of its duties under the Loan Documents), then Guarantor shall pay to Lender upon demand all reasonable attorney's fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, expenses of foreclosure, title insurance premiums, survey costs, minutes of foreclosure, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder.

         8. The parties hereto intend that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Lender or the holder of the Note or any Competitive Bid Loan Note under the remainder of this Guaranty shall continue in full force and effect.

         9. Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the Facility Indebtedness. Guarantor agrees that until the entire Facility Indebtedness has been paid in full, (i) Guarantor will not seek, accept, or retain for Guarantor's own account, any payment from Borrower on account of such subordinated debt, and (ii) any such payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the Facility Indebtedness without impairing or releasing the obligations of Guarantor hereunder.

         10. Guarantor waives and releases any claim (within the meaning of 11 U.S.C. ss. 101) which Guarantor may have against Borrower arising from a payment made by Guarantor under this Guaranty and agrees not to assert or take advantage of any subrogation rights of Guarantor or Lender or any right of Guarantor or Lender to proceed against (i) Borrower for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by Lender for the payment of the Facility Indebtedness and performance of the Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower or any other guarantor in respect of payments made by Guarantor hereunder. It is expressly understood that the waivers and agreements of Guarantor set forth above constitute additional and cumulative benefits given to Lender for its security and as an inducement for its extension of credit to Borrower. Nothing contained in this Paragraph 10 is intended to prohibit Guarantor from making all distributions to its constituent shareholders which are required by law from time to time in order for Guarantor to maintain its status as a real estate investment trust in compliance with all applicable provisions of the Code (as defined in the Revolving Credit Agreement).

         11. Any amounts received by Lender from any source on account of any indebtedness may be applied by Lender toward the payment of such indebtedness, and in such order of application, as Lender may from time to time elect.

         12. The Guarantor hereby submits to personal jurisdiction in the State of Illinois for the enforcement of this Guaranty and waives any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Guaranty. Guarantor hereby consents to the jurisdiction of either the Circuit Court of Cook County, Illinois, or the United States District Court for the Northern District of Illinois, in any action, suit, or proceeding which Lender may at any time wish to file in connection with this Guaranty or any related matter. Guarantor hereby agrees that an action, suit, or proceeding to enforce this Guaranty may be brought in any state or federal court in the State of Illinois and hereby waives any objection which Guarantor may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude Lender from filing any such action, suit, or proceeding in any other appropriate forum.

         13. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes). Notice may be given as follows:

                To the Guarantor:

                         First Industrial Realty Trust, Inc.
                         311 South Wacker Drive, Suite 4000
                         Chicago, Illinois  60606
                         Attention:  Mr. Michael Havala
                         Telecopy:  (312) 922-9851

                With a copy to:

                         Barack Ferrazzano Kirschbaum & Perlman
                         333 W. Wacker Drive, Suite 2700
                         Chicago, Illinois  60606
                         Attention:  Howard A. Nagelberg, Esq.
                         Telecopy:   312-984-3150

                To the Lender:

                         c/o Bank One, NA, as agent
                         1 Bank One Plaza
                         Chicago, Illinois  60670
                         Attention:  Corporate Real Estate
                         Telecopy:   (312) 732-1117

                With a copy to:

                         Sonnenschein Nath & Rosenthal
                         8000 Sears Tower
                         Chicago, Illinois  60606
                         Attention:  Patrick G. Moran, Esq.
                         Telecopy:   (312) 876-7934

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

         14. This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantor and shall inure to the benefit of Lender's successors and assigns.

         15. This Guaranty shall be construed and enforced under the internal laws of the State of Illinois.

         16. GUARANTOR AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         IN WITNESS WHEREOF, Guarantor has delivered this Guaranty in the State of Illinois as of the date first written above.

                                        FIRST INDUSTRIAL REALTY TRUST, INC., a
                                        Maryland corporation

                                        By:
                                           -------------------------------------
                                        Its
                                           -------------------------------------

STATE OF ILLINOIS )
                  )  SS.
COUNTY OF COOK    )


         I, the undersigned, a Notary Public, in and for said County, in the
State aforesaid, DO HEREBY CERTIFY, that           ,        of First Industrial
Realty Trust, Inc., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

         GIVEN under my hand and Notarial Seal, this    day of June, 2000.



                                                       -------------------------
                                                       Notary Public

                                                                       EXHIBIT E

                          OPINION OF BORROWER'S COUNSEL

                                                                       EXHIBIT F

                      OPINION OF GENERAL PARTNER'S COUNSEL


                              Included in Exhibit E

                                                                       EXHIBIT G

                               WIRING INSTRUCTIONS

To: Bank One, NA, as Administrative Agent (the "Agent") under the Credit Agreement Described Below

         Re: Amended and Restated Unsecured Revolving Credit Agreement, dated as of June 30, 2000 (as amended, modified, renewed or extended from time to time, the "Agreement"), among First Industrial, L.P. (the "Borrower"), First Industrial Realty Trust, Inc. ("General Partner"), Bank One, NA, individually and as Administrative Agent, UBS AG, Stamford Branch, UBS Warburg LLC, as Syndication Agent, Bank of America, N.A., individually and as Documentation Agent, and the Lenders named therein. Terms used herein and not otherwise defined shall have the meanings assigned thereto in the Credit Agreement.

         The Administrative Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Administrative Agent of a specific written revocation of such instructions by the Borrower, provided, however, that the Administrative Agent may otherwise transfer funds as hereafter directed in writing by the Borrower in accordance with Section 15.1 of the Agreement or based on any telephonic notice made in accordance with the Agreement.

Facility Identification Number(s)
                                 -----------------------------------------------

Customer/Account Name               First Industrial, L.P.
                     -----------------------------------------------------------

Transfer Funds To                   First Industrial, L.P.
                 ---------------------------------------------------------------



For Account No.                     5266610         (Bank One)
               -----------------------------------------------------------------

Reference/Attention To              Jon Fedler
                      ----------------------------------------------------------

Authorized Officer (Customer Representative) Date
                                                  ------------------------


--------------------------------------------------------------------------------
(Please Print)                                              Signature

Bank Officer Name


--------------------------------------------------------------------------------
(Please Print)                                              Signature


    (Deliver Completed Form to Credit Support Staff For Immediate Processing)

                                                                       EXHIBIT H

                         FORM OF COMPLIANCE CERTIFICATE


To: The Administrative Agent and the Lenders who are parties to the Agreement described below

         This Compliance Certificate is furnished pursuant to that certain Amended and Restated Unsecured Revolving Credit Agreement, dated as of June 30, 2000 (as amended, modified, renewed or extended from time to time, the "Agreement") among First Industrial, L.P. (the "Borrower"), First Industrial Realty Trust, Inc. (the "General Partner"), Bank One, NA, individually and as Administrative Agent, UBS AG, Stamford Branch, UBS Warburg LLC, as Syndication Agent, Bank of America, N.A., individually and as Documentation Agent, and the Lenders named therein. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1. I am the duly elected [Chief Financial Officer] [Chief Accounting Officer] [Controller] of the [Borrower] [General Partner].

         2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the General Partner, the Borrower and their respective Subsidiaries and Investment Affiliates during the accounting period covered by the financial statements attached (or most recently delivered to the Administrative Agent if none are attached).

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Material Adverse Financial Change, Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below.

         4. Schedule I (if attached) attached hereto sets forth financial data and computations and other information evidencing the General Partner's and the Borrower's compliance with certain covenants of the Agreement, all of which data, computations and information (or if no Schedule I is attached, the data, computations and information contained in the most recent Schedule I attached to a prior Compliance Certificate) are true, complete and correct in all material respects.

         5. The financial statements and reports referred to in Section 8.2(i), 8.2(iii) or 8.2(vii), as the case may be, of the Agreement which are delivered concurrently with the delivery of this Compliance Certificate, if any, fairly present in all material respects the consolidated financial condition and operations of the General Partner, the Borrower and their respective Subsidiaries at such date and the consolidated results of their operations for the period then-ended, in accordance with GAAP applied consistently throughout such period and with prior periods and correctly state the amounts of Consolidated Total Indebtedness, Consolidated Secured Debt, Consolidated Senior Unsecured Debt and the Values of all Unencumbered Assets as determined pursuant to the Agreement.

         Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

         The foregoing certifications, together with the computations and information set forth in Schedule I hereto and the financial statements delivered with this Compliance Certificate in support hereof, are made and
delivered this       day of                , 20   .

                                FIRST INDUSTRIAL, L.P.

                                By:  FIRST INDUSTRIAL REALTY TRUST, INC.,
                                     General Partner


                                     By:
                                        ----------------------------------------

                                     Print Name:
                                                --------------------------------

                                     Title:
                                           -------------------------------------

                                   SCHEDULE I

                            CALCULATION OF COVENANTS


                                                                       [QUARTER]
1.    Permitted Investments (Section 8.3)

------------------------------------------- --------------------------- --------------------- -------------------
                                                                                                     Maximum
                                                                              Percent of            Percent of
                                                    Investment                 Implied               Implied
                                                    ----------              Capitalization        Capitalization
                 Category                        (i.e. Book Value)              Value                 Value
                 --------                                                       -----                 -----
------------------------------------------- --------------------------- --------------------- -------------------
(a)   Unimproved Land                                                                                 10%
------------------------------------------- --------------------------- --------------------- -------------------
(b)   other property holdings (excluding                                                              10%
      cash, Cash Equivalents,
      non-industrial Properties and
      Indebtedness of any Subsidiary to
      the Borrower)
------------------------------------------- --------------------------- --------------------- -------------------
(c)   stock holdings other than in                                                                    10%
      Subsidiaries
------------------------------------------- --------------------------- --------------------- -------------------
(d)   mortgages                                                                                       10%
------------------------------------------- --------------------------- --------------------- -------------------
(e)   joint ventures and partnerships                                                                 10%
------------------------------------------- --------------------------- --------------------- -------------------
(f)   total investments in                                                                    20% of Market Value
                  (a)-(e)                                                                          Net Worth
------------------------------------------- --------------------------- --------------------- -------------------
(g)   investments in Unimproved Land not                                                               5%
      adjacent to existing improvements
      and not under active planning for
      near term development as a
      percentage of Implied
      Capitalization Value
----------------------------------------- --------------------------- --------------------- ---------------------
(h)   Identify any single industrial property in excess of 5% of Implied Capitalization Value (If none, insert
      "none"):
              --------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

2.    Dividends (Section 8.13)

      (a) Amount paid during most recent quarter
                                                                    ------------

      (b) Amount paid during preceding three quarters
                                                                    ------------

      (c) Funds From Operation during such four quarter period
                                                                    ------------

          (i)   GAAP net income for such period
                                                                    ------------

          (ii)   adjustments to GAAP net income per definition
                 of Funds From Operation (See Schedule)
                                                                    ------------

          (iii)  Funds From Operation
                                                                    ------------

TOTAL DIVIDEND PAY OUT RATIO [(a) PLUS (b), DIVIDED BY (c)(iii)]

Must be less than or equal to:                                      95%

3.    EBITDA To Fixed Charges (Section 9.8(a))

      (a) EBITDA for the quarter most recently ended

          (i)    Borrower and its Subsidiaries
                                                                    ------------

          (ii)   less GAAP income from Investment Affiliate
                                                                    ------------

          (iii)  Allocable EBITDA of Investment Affiliates
                                                                    ------------
                 (See Schedule)

          (iv)   EBITDA [(i) minus (ii) plus (iii)]
                                                                    ------------

      (b) Interest income deducted from (a) (other than as to
                                                                    ------------
          Defeased REMIC Debt)

      (c) Debt Service for the quarter most recently ended

          (i)    GAAP interest expense (Borrower and Subsidiaries)
                                                                    ------------

          (ii)   Capitalized interest not covered by interest
                 reserve
                                                                    ------------

          (iii)  Interest on Guaranteed Obligations
                                                                    ------------

          (iv)   Allocable Interest (Investment Affiliates)
                                                                    ------------

          (v)    Scheduled principal payments (including
                 Investment Affiliates)
                                                                    ------------

          (vi)   Interest Expense [SUM OF (i)-(v)]
                                                                    ------------


      (d) Preferred stock and partnership payments
                                                                    ------------

      (e) Ground lease payments (to the extent not deducted
          as an expense in calculating EBITDA)
                                                                    ------------

      (f) Total Fixed Charges
                                                                    ------------
          [c (vi) PLUS (d) PLUS (e)]

RATIO
[(a)(v) PLUS (b) DIVIDED BY (g)]:

Must be greater than or equal to:                                   1.75

4.    Consolidated Total Indebtedness Ratio (Section 9.8(b))

      (a) Consolidated Total Indebtedness (See Schedule)
                                                                    ------------

      (b) Implied Capitalization Value

          (i)    Adjusted EBITDA for the quarter most recently
                 ended
                                                                    ------------

          (ii)   less Adjusted EBITDA from Preleased Assets
                 Under Development and from Projects acquired or
                 completed during quarter
                                                                    ------------

          (iii)  plus full quarter pro forma adjustment for
                 Projects acquired or completed during quarter
                                                                    ------------

          (iv)   annualized (x4)
                                                                    ------------

          (v)    9.5%

          (vi)   (item (iv) divided by item (v))
                                                                    ------------

          (vii)  GAAP value of Preleased Assets Under Development
                                                                    ------------

          (viii) GAAP value of those over 270 days in category
                                                                    ------------

          (ix)   50% of item (vii) less item (viii)
                                                                    ------------

          (x)    lesser of 5% of Implied Capitalization Value
                 or $100,000,000
                                                                   ------------

          (xi)   lesser of item (ix) and item (x)
                                                                    ------------

          (xii)  Unrestricted Cash and Unrestricted Cash
                 Equivalents (including any cash on deposit
                 with a qualified intermediary and excluding
                 any cash or cash equivalents used to support
                 Defeased REMIC Debt)
                                                                    ------------

          (xiii) first mortgage receivables
                                                                    ------------

          (xiv)  10% of Implied Capitalization Value
                                                                    ------------

          (xv)   sum of (vi), (xi), (xii) and lesser of
                                                                    ------------
                (xiii) or (xiv) is "Implied Capitalization Value"

CONSOLIDATED TOTAL INDEBTEDNESS RATIO
[(a) DIVIDED BY (b) EXPRESSED AS A PERCENTAGE]:

Must be less than or equal to:                                      55%

5.    Floating Rate Indebtedness Ratio (Section 9.8(c))

      (a) Total Indebtedness not bearing interest at
          a fixed rate or not subject to approved
          interest rate protection products
                                                                    ------------
      (b) Implied Capitalization Value
          [LINE (xv) IN ITEM 4(b) ABOVE]
                                                                    ------------
FLOATING RATE INDEBTEDNESS RATIO
[(a) DIVIDED BY (b) EXPRESSED AS A PERCENTAGE]:

Must be less than or equal to:                                      20%

6.    Value of Unencumbered Assets Ratio (Section 9.8(d))

      (a) Value of Unencumbered Assets

          (i)    Property Operating Income attributable to
                 Unencumbered Assets owned by Borrower and
                 wholly-owned Subsidiaries as of end of
                 quarter as appropriately annualized (including
                 pro forma Property Operating Income for entire
                 quarter for Unencumbered Assets acquired during
                 the quarter) (attach schedule noting Property
                 Operating Income for each Unencumbered Asset
                 as appropriately annualized)
                                                                    ------------

          (ii)   9.5%

          (ii)   item (i) divided by item (ii) is "Value of
                 Unencumbered Assets"
                                                                    ------------

      (b) Consolidated Senior Unsecured Debt (provide schedule of such Debt)

                                                                    ------------

VALUE OF UNENCUMBERED ASSETS RATIO [(a) DIVIDED BY (b)]:

Must be greater than or equal to:                                   1.75

7.    Property Operating Income Ratio (Section 9.8(e))

      (a) Property Operating Income from all Unencumbered Assets owned for any part of the preceding quarter
                                                                    ------------
      (b) Debt Service on Consolidated Senior Unsecured Debt for the preceding quarter

          (i)    Interest Expense (Borrower and Subsidiaries only)
                                                                    ------------

          (ii)   Regular principal payments (Borrower
                 and Subsidiaries)
                                                                    ------------

          (iii)  Debt Service [SUM OF (i) AND (ii)]
                                                                    ------------

UNENCUMBERED PROPERTY OPERATING INCOME RATIO [(a) DIVIDED BY (b)]

Must be greater than or equal to:                                   1.75

8. Consolidated Secured Debt and Senior Preferred Stock to Implied Capitalization Value (Section 9.8(f))

      (a) Consolidated Secured Debt

          (i)    Secured Indebtedness of Borrower and Subsidiaries
                                                                    ------------

          (ii)   Unsecured Indebtedness of Subsidiaries in
                 excess of $5,000,000
                                                                    ------------

          (iii)  Consolidated Secured Debt [SUM OF (i) PLUS (ii)]
                                                                    ------------

      (b) Senior Preferred Stock (excluded after release of PS
          Guaranty)
                                                                    ------------

      (c) Implied Capitalization Value
                                                                    ------------
          [LINE (xv) IN ITEM 4(b) ABOVE]

      (d) (a) plus (b) divided by (c)
                                                                    ------------

Must be less than or equal to:                                      35%

9.    Minimum Market Value Net Worth (Section 9.8(g))

      (a) Market Value Net Worth

          (i)    Implied Capitalization Value
                                                                    ------------
                 [LINE (xv) IN ITEM 4(b) ABOVE]

          (ii)   Indebtedness of Borrower and Subsidiaries
                                                                    ------------

          (iii)  Market Value Net Worth [(i) MINUS (ii)]
                                                                    ------------

      (b) $1,400,000,000

      (c) product of .75 and net proceeds of stock and unit
          offerings since June 30, 2000                             ------------

      (d) sum of (b) plus (c)
                                                                    ------------

(a)(iii) must be greater than or equal to (d)

10.   Maximum Revenue From a Single Tenant (Section 9.11)

      (a) 7.5% of Consolidated Operating Partnership's total rent revenue as of last day of quarter, annualized
                                                                    ------------

      (b) Identify any tenant for which rent revenue
          (exclusive of tenant reimbursements) as
          annualized exceeds amount shown in (a)
                                                                    ------------

11.   Transfers of Unencumbered Assets (Section 9.5)

      (a) Aggregate Value of all Unencumbered Assets transferred during measuring period
                                                                    ------------

      (b) Aggregate Value of Unencumbered Assets at start of
          current measuring period (trailing 4 quarters)
                                                                    ------------

      (c) Aggregate Value of Unencumbered Assets added during
          current measuring period
                                                                    ------------

      (d) 20% of sum of (b) and (c)
                                                                    ------------

      (e) 25% of sum of (b) and (c)
                                                                    ------------

      (f) Aggregate Value of Unencumbered Assets Sold in
          Exit Markets during current measuring period
                                                                    ------------

      (g) Aggregate Value of Unencumbered Assets Sold
          during current measuring period                           ------------

      (h) Item (f) divided by sum of (b) and (c)

If Item (h) is less than or equal to 5%, Item (a) must be less than or equal to Item (d). If Item (h) is greater than 5%, Item (a) must be less than or equal to Item (e).

NOTE: To the extent of any inconsistency between the form of this Compliance Certificate and the terms of the Agreement, the terms of the Agreement shall prevail.

                                                                       EXHIBIT I

                 SCOPE OF WORK FOR ENVIRONMENTAL INVESTIGATIONS

                                                                       EXHIBIT J

                          FORM OF ASSIGNMENT AGREEMENT


         This Assignment Agreement (this "Assignment Agreement") between
       (the "Assignor") and         (the "Assignee") is dated as of          ,
20  . The parties hereto agree as follows:

         1. PRELIMINARY STATEMENT. The Assignor is a party to an Amended and Restated Unsecured Revolving Credit Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2. ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

         3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of Schedule 1 or two (2) Business Days (or such shorter period agreed to by the Administrative Agent) after a Notice of Assignment substantially in the form of Exhibit "I" attached hereto has been delivered to the Agent. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Sections 4 and 5 hereof are not made on the proposed Effective Date, unless otherwise agreed to in writing by Assignor and Assignee. The Assignor will notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date. As of the Effective Date, (i) the Assignee shall have the rights and obligations of a Lender under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder and (ii) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.

         4. PAYMENTS OBLIGATIONS. On and after the Effective Date, the Assignee shall be entitled to receive from the Administrative Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee shall advance funds directly to the Administrative Agent with respect to all Loans and reimbursement payments made on or after the Effective Date with respect to the interest assigned hereby. [In consideration for the sale and assignment of Loans hereunder, (i) the Assignee shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Adjusted Prime Rate Loans assigned to the Assignee hereunder and (ii) with respect to each ratable LIBOR Advance and Competitive Bid Loan made by the Assignor and assigned to the Assignee hereunder which is outstanding on the Effective Date, (a) on the last day of the Interest Period therefor or (b) on such earlier date agreed to by the Assignor and the Assignee or (c) on the date on which any such Loan either becomes due (by acceleration or otherwise) or is prepaid (the date as described in the foregoing clauses (a),
(b) or (c) being hereinafter referred to as the "Fixed Due Date"), the Assignee shall pay the Assignor an amount equal to the principal amount of the portion of such Loan assigned to the Assignee which is outstanding on the Fixed Due Date. If the Assignor and the Assignee agree that the applicable Fixed Due Date for such Loan shall be the Effective Date, they shall agree, solely for purposes of dividing interest paid by the Borrower on such Loan, to an alternate interest rate applicable to the portion of such Loan assigned hereunder for the period from the Effective Date to the end of the related Interest Period (the "Agreed Interest Rate") and any interest received by the Assignee in excess of the Agreed Interest Rate, with respect to such Loan for such period, shall be remitted to the Assignor. In the event a prepayment of any Loan which is existing on the Effective Date and assigned by the Assignor to the Assignee hereunder occurs after the Effective Date but before the applicable Fixed Due Date, the Assignee shall remit to the Assignor any excess of the funding indemnification amount paid by the Borrower under Section 4.4 of the Credit Agreement an account of such prepayment with respect to the portion of such Loan assigned to the Assignee hereunder over the amount which would have been paid if such prepayment amount were calculated based on the Agreed Interest Rate and only covered the portion of the Interest Period after the Effective Date. The Assignee will promptly remit to the Assignor (i) the portion of any principal payments assigned hereunder and received from the Administrative Agent with respect to any such Loan prior to its Fixed Due Date and (ii) any amounts of interest on Loans and fees received from the Administrative Agent which relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date, in the case of ratable Adjusted Prime Rate Loans or Fees, or the Fixed Due Date, in the case of LIBOR Loans and Competitive Bid Loans, and not previously paid by the Assignee to the Assignor.]* In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

         5. FEES PAYABLE BY THE ASSIGNEE. The Assignee shall pay to the Assignor a fee on each day on which a payment of interest or Commitment Fees or Facility Fees is made under the Credit Agreement with respect to the amounts assigned to the Assignee hereunder (other than a payment of interest or Commitment Fees or Facility Fees attributable to the period prior to the Effective Date or, in the case of LIBOR Loans and Competitive Bid Loans, the Payment Date, which the Assignee is obligated to deliver to the Assignor pursuant to Section 4 hereof). The amount of such fee shall be the difference between (i) the interest or fee, as applicable, paid with respect to the amounts assigned to the Assignee hereunder and (ii) the interest or fee, as applicable, which would have been paid with respect to the amounts assigned to the Assignee hereunder if each
interest rate was calculated at the rate of   % rather than the actual
percentage used to calculate the interest rate paid by the Borrower or if the
Commitment Fee or Facility Fee was calculated at the rate of   % rather than the
actual percentage used to calculate the Commitment Fee or Facility Fee paid by
the borrower, as applicable. In addition, the Assignee agrees to pay    % of the
fee required to be paid to the Agent in connection with this Assignment Agreement. [THIS SENTENCE CAN BE REVISED APPROPRIATELY BASED ON HOW THE FEE IS BEING PAID.]

*EACH ASSIGNOR MAY INSERT ITS STANDARD PROVISIONS IN LIEU OF THE PAYMENT TERMS INCLUDED IN SECTIONS 4 AND 5 OF THIS EXHIBIT.

         6. REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrower or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the Property, books or records of the Borrower, its Subsidiaries or Investment Affiliates, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

         7. REPRESENTATIONS OF THE ASSIGNEE. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Documentation Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (v) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vi) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, [AND (vii) ATTACHES THE FORMS PRESCRIBED BY THE INTERNAL REVENUE SERVICE OF THE UNITED STATES CERTIFYING THAT THE ASSIGNEE IS ENTITLED TO RECEIVE PAYMENTS UNDER THE LOAN DOCUMENTS WITHOUT DEDUCTION OR WITHHOLDING OF ANY UNITED STATES FEDERAL INCOME TAXES].**

**TO BE INSERTED IF THE ASSIGNEE IS NOT INCORPORATED UNDER THE LAWS OF THE UNITED STATES, OR A STATE THEREOF.

         8. INDEMNITY. The Assignee agrees to indemnify and hold the Assignor harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement.

         9. SUBSEQUENT ASSIGNMENTS. After the Effective Date, the Assignee shall have the right pursuant to Section 13.3.1 of the Credit Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person, provided that (i) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained and (ii) unless the prior written consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under Sections 4, 5 and 8 hereof.

         10. REDUCTIONS OF AGGREGATE COMMITMENT. If any reduction in the Aggregate Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage interest specified in Item 3 of Schedule 1 shall remain the same, but the dollar amount purchased shall be recalculated based on the reduced Aggregate Commitment.

         11. ENTIRE AGREEMENT. This Assignment Agreement and the attached Notice of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

         12. GOVERNING LAW. This Assignment Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

         13. NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.

                                        [NAME OF ASSIGNOR]


                                 By:
                                    --------------------------------------------
                                 Title:
                                       -----------------------------------------


                                        [NAME OF ASSIGNEE]


                                 By:
                                    --------------------------------------------
                                 Title:
                                       -----------------------------------------

                                  SCHEDULE 1 TO
                              ASSIGNMENT AGREEMENT


1.    Description and Date of Credit Agreement:

2.    Date of Assignment Agreement:               , 20
                                        -------------    --

3.    Amounts (As of Date of Item 2 above):

           a. Aggregate Commitment
              (Loans)* under
              Credit Agreement                                    $
                                                                   ------------

           b. Assignee's Percentage
              of the Aggregate Commitment
              purchased under this
              Assignment Agreement**                                           %
                                                                   ------------

     4.       Amount of Assignee's Commitment (Loan Amount)*
              Purchased under this Assignment Agreement:          $
                                                                   ------------

     5.       Amount of Assignor's Commitment (Loan Amount)
              After Purchase under this Assignment Agreement
                                                                   ------------

     6.       Proposed Effective Date:
                                                                   ------------


Accepted and Agreed:

[NAME OF ASSIGNOR]                          [NAME OF ASSIGNEE]


By:                                         By:
   --------------------------------            ---------------------------------
Title:                                      Title:
      -----------------------------               ------------------------------





* If a Commitment has been terminated, insert outstanding Loans in place of Commitment
**   Percentage taken to 10 decimal places

                           ATTACHMENT TO SCHEDULE 1 TO
                              ASSIGNMENT AGREEMENT


         Attach Assignor's Administrative Information Sheet, which must include notice address and account information for the Assignor and the Assignee

                                 EXHIBIT "I" TO
                              ASSIGNMENT AGREEMENT

                              NOTICE OF ASSIGNMENT


                                                                          , 20
                                                             -------------    --


To:       [NAME OF ADMINISTRATIVE AGENT]


From:     [NAME OF ASSIGNOR] (the "Assignor")

          [NAME OF ASSIGNEE] (the "Assignee")


         1. We refer to that Amended and Restated Unsecured Revolving Credit Agreement (the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2. This Notice of Assignment (this "Notice") is given and delivered to the Administrative Agent pursuant to Section 13.3.1 of the Credit Agreement.

         3. The Assignor and the Assignee have entered into an Assignment
Agreement, dated as of         , 20  (the "Assignment"), pursuant to which,
among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor the percentage interest specified in Item 3 of Schedule 1 of all outstandings, rights and obligations under the Credit Agreement. From and after such purchase, the Assignee's Commitment shall be the amount specified in Item 4 of Schedule 1 and the Assignor's Commitment shall be the amount specified in
Item 5 of Schedule 1. The Effective Date of the Assignment shall be the later of the date specified in Item 5 of Schedule 1 or two (2) Business Days (or such shorter period as agreed to by the Administrative Agent) after this Notice of Assignment and any fee required by Section 13.3.1 of the Credit Agreement have been delivered to the Administrative Agent, provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee or set forth in Section 13 of the Credit Agreement has not been satisfied.

         4. The Assignor and the Assignee hereby give to the Administrative Agent notice of the assignment and delegation referred to herein. The Assignor will confer with the Administrative Agent before the date specified in Item 6 of
Schedule 1 to determine if the Assignment Agreement will become effective on such date pursuant to Section 3 hereof, and will confer with the Administrative Agent to determine the Effective Date pursuant to Section 3 hereof if it occurs thereafter. The Assignor shall notify the Administrative Agent if the Assignment Agreement does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee. At the request of the Administrative Agent, the Assignor will give the Administrative Agent written confirmation of the satisfaction of the conditions precedent.

         5. The Assignor or the Assignee shall pay to the Administrative Agent on or before the Effective Date the processing fee of $3,500 required by Section
13.3.1 of the Credit Agreement.

         6. If Notes are outstanding on the Effective Date, the Assignor and the Assignee request and direct that the Administrative Agent prepare and cause the Borrower to execute and deliver new Notes or, as appropriate, replacements notes, to the Assignor and the Assignee. The Assignor and, if applicable, the Assignee each agree to deliver to the Administrative Agent the original Note received by it from the Borrower upon its receipt of a new Note in the appropriate amount.

         7. The Assignee advises the Administrative Agent that notice and payment instructions are set forth in the attachment to Schedule 1.

         8. The Assignee hereby represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to the Assignment are "plan assets" as defined under ERISA and that its rights, benefits, and interests in and under the Loan Documents will not be "plan assets" under ERISA.

         9. The Assignee authorizes the Administrative Agent to act as its agent under the Loan Documents in accordance with the terms thereof. The Assignee acknowledges that the Administrative Agent has no duty to supply information with respect to the Borrower or the Loan Documents to the Assignee until the Assignee becomes a party to the Credit Agreement.*

*May be eliminated if Assignee is a party to the Credit Agreement prior to the Effective Date.

[NAME OF ASSIGNOR]                          [NAME OF ASSIGNEE]


By:                                         By:
   ------------------------------              ---------------------------------
Title:                                      Title:
      ---------------------------                 ------------------------------


ACKNOWLEDGED AND CONSENTED TO
BY BANK ONE, NA,
as Administrative Agent


By:
   ------------------------------
Title:
      ---------------------------


                 [ATTACH PHOTOCOPY OF SCHEDULE 1 TO ASSIGNMENT]

                                                                       EXHIBIT K

                          FORM OF DESIGNATION AGREEMENT

                            Dated              , 20
                                 --------------    --

         Reference is made to the Amended and Restated Unsecured Revolving Credit Agreement dated as of June 30, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among First Industrial, L.P., a Delaware limited partnership (the "Borrower"), First Industrial Realty Trust, Inc., the Lenders parties thereto, UBS Warburg LLC, as Syndication Agent, Bank of America, N.A., as Documentation Agent and Bank One, NA, as Administrative Agent (the "Administrative Agent") for the Lenders. Terms defined in the Credit Agreement are used herein with the same meaning.

         [NAME OF DESIGNOR] (the "Designor"), [NAME OF DESIGNATED LENDER] (the "Designee"), the Administrative Agent and the Borrower agree as follows:

         1. The Designor hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Competitive Bid Loans pursuant to Section 2.16 of the Credit Agreement. Any assignment by Designor to Designee of its rights to make a Competitive Bid Loan pursuant to such Section 2.16 shall be effective at the time of the funding for such Competitive Bid Loan and not before such time.

         2. Except as set forth in Section 7 below, the Designor makes no representation or warranty and assumes no responsibility pursuant to this Designation Agreement with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument and document furnished pursuant thereto and (b) the financial condition of the Borrower or General Partner or the performance or observance by the Borrower or General Partner of any of their respective obligations under any Loan Document or any other instrument or document furnished pursuant thereto. (It is acknowledged that the Designor may make representations and warranties of the type described above in other agreements to which the Designor is a party).

         3. The Designee (a) confirms that it has received a copy of each Loan Document, together with copies of the financial statements referred to in
Section 8.2 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own independent credit analysis and decision to enter into this Designation Agreement, (b) agrees that it will, independently and without reliance upon the Administrative Agent, the Designor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (c) confirms that it is a Designated Lender; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto, and (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Lender.

         4. The Designee hereby appoints the Designor as the Designee's agent and attorney in fact, and grants to the Designor an irrevocable power of attorney, to deliver and receive all communications and notices under the Credit Agreement and other Loan Documents and to exercise on the Designee's behalf all rights to vote and to grant and make approvals, waivers, consents or amendment to or under the Credit Agreement or other Loan Documents. Any document executed by the Designor on the Designee's behalf in connection with the Credit Agreement or other Loan Documents shall be binding on the Designee. The Borrower, the Administrative Agent and each of the Lenders may rely on and are beneficiaries of the preceding provisions.

         5. Following the execution of this Designation Agreement by the Designor and its Designee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent and the Borrower. The effective date for this Designation Agreement (the "Effective Date") shall be the date of acceptance hereof by the Administrative Agent and the Borrower, unless otherwise specified on the signature page thereto.

         6. The Administrative Agent shall not institute or join any other person in instituting against the Designee any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the Maturity Date.

         7. The Borrower shall not institute or join any other person in instituting against the Designee any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the Maturity Date.

         8. The Designor unconditionally agrees to pay or reimburse the Designee and save the Designee harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against the Designee, in its capacity as such, in any way relating to or arising out of this Designation Agreement or any other Loan Documents or any action taken or omitted by the Designee hereunder or thereunder, provided that the Designor shall not be liable for any portion of such liabilities, obligations, losses, damage, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Designee's gross negligence or willful misconduct.

         9. Upon such acceptance and recording of this Designation Agreement by the Borrower and the Administrative Agent, as of the Effective Date, the Designee shall be entitled to the benefits of the Credit Agreement with a right to fund and receive payment of the principal and interest on Competitive Bid Loans pursuant to Section 2.16 of the Credit Agreement and otherwise with the rights and obligations of a Participant of Designor thereunder.

         10. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois, without reference to the provisions thereof regarding conflicts of law.

         11. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Designation Agreement by facsimile transmission shall be effective as of delivery of a manually executed counterpart of this Designation Agreement.

         IN WITNESS WHEREOF, the Designor and the Designee, intending to be legally bound, have caused this Designation Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

Effective Date9                     ,    , 20
                -------------------- ----    --

                                               [NAME OF DESIGNOR], as Designor

                                               By:
                                               ---------------------------------
                                               Title:
                                               ---------------------------------


                                               [NAME OF DESIGNATED LENDER],
                                               as Designee

                                               By:
                                               ---------------------------------
                                               Title:
                                               ---------------------------------


                                               Applicable Lending Office (and
                                               address for notices):

                                                            [ADDRESS]

Accepted this      day of                , 20
              ----        ---------------    --

[AGENT], as Administrative Agent               [FIRST INDUSTRIAL, L.P.]
                                               By:  FIRST INDUSTRIAL REALTY
                                               TRUST, INC., its general partner

By:                                            By:
   ---------------------------------              ------------------------------
Title:                                         Title:
      ------------------------------                 ---------------------------




------------------------
9       This date should be no earlier than five Business Days after the delivery of this Designation Agreement to the Administrative Agent.

                                    EXHIBIT L

                        AMENDMENT TO AMENDED AND RESTATED
                      UNSECURED REVOLVING CREDIT AGREEMENT


         This Amendment to the Amended and Restated Unsecured Revolving Credit
Agreement (the "Agreement") is made as of             ,    , by and among First
Industrial, L.P., a Delaware limited partnership ("Borrower") First Industrial Realty Trust, Inc., Bank One, NA, individually and as "Administrative Agent," and one or more new or existing "Lenders" shown on the signature pages hereof.

RECITALS

A. Borrower, Administrative Agent and certain other Lenders have entered into an Amended and Restated Credit Agreement dated as of June 30, 2000 (as amended, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

B. Pursuant to the terms of the Credit Agreement, the Lenders initially agreed to provide Borrower with a revolving credit facility in an aggregate principal
amount of up to $          .  The Borrower, the Administrative Agent and the
Lenders now desire to amend the Credit Agreement in order to, among other things
(i) increase the Aggregate Commitment to $                  ; and (ii) admit
[name of new banks] as "Lenders" under the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1. The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.

2. From and after          ,      (the "Effective Date") (i) [name of new banks]
shall be considered as "Lenders" under the Credit Agreement and the Loan Documents, and (ii) [name of existing lenders] shall each be deemed to have increased its Commitment to the amount shown next to their respective signatures on the signature pages of this Amendment, each having a Commitment in the amount shown next to their respective signatures on the signature pages of this Amendment. The Borrower shall, on or before the Effective Date, execute and deliver to each of such new or existing Lenders a new or amended and restated
Note in the amount of such Commitment (and in the case of a new Lender, a Competitive Bid Note as well).

3. From and after the Effective Date, the Aggregate Commitment shall equal
           Million Dollars ($   ,000,000).

4. For purposes of Section 15.1 of the Credit Agreement (Giving Notice), the address(es) and facsimile number(s) for [name of new banks] shall be as specified below their respective signature(s) on the signature pages of this Amendment.

5. The Borrower hereby represents and warrants that, as of the Effective Date, there is no Default or Event of Default, the representations and warranties contained in Articles VI and VII of the Credit Agreement are true and correct as of such and the Borrower has no offsets or claims against any of the Lenders.

6. As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.

7. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.


FIRST INDUSTRIAL, L.P.

By:  FIRST INDUSTRIAL REALTY TRUST, INC., its general partner

By:
Print Name:
Title:


First Industrial, L.P.
c/o First Industrial Realty Trust, Inc.
311 South Wacker Drive, Suite 400
Chicago, Illinois 60606
Attention:  Mr. Scott Musil
Facsimile:  (312) 895-9380

FIRST INDUSTRIAL REALTY TRUST, INC.

By:
Print Name:
Title:

BANK ONE, NA, Individually and as Administrative Agent


By:
Print Name:
Title:


1 Bank One Plaza
Chicago, Illinois  60670
Facsimile:  312/732-1117
Attention:  Corporate Real Estate
Amount of Commitment:  $


[NAME OF NEW LENDER]

By:
Print Name:
Title:


[Address of New Lender]
Phone:
Facsimile:
Attention:

                                  SCHEDULE 2.2

                                  UPFRONT FEES


                Lender's Commitment Amount                                     Lender's Upfront Fee
               (based on Commitment Offered)                         (applied to final allocated Commitment)
            ----------------------------------                       ---------------------------------------


                        $40,000,000                                                   0.65%
            $35,000,000 or more, but less than                                        0.60%
                        $40,000,000
            $25,000,000 or more, but less than                                        0.50%
                        $35,000,000
                   Less than $25,00,000                                               0.40%



                                  SCHEDULE 6.9

                              LITIGATION (BORROWER)

                                      NONE

                                  SCHEDULE 6.19

                            ENVIRONMENTAL COMPLIANCE

                                 (see attached)

                                  SCHEDULE 6.24

                                   TRADE NAMES


                First Industrial (Michigan), Limited Partnership

                First Industrial (Minnesota), Limited Partnership

                       First Industrial (Tennessee), L.P.

                          First Industrial Realty, Inc.

                 First Industrial (Alabama), Limited Partnership

                      First Industrial, Limited Partnership

      First Industrial Financing Partnership (Alabama), Limited Partnership

           First Industrial Financing Partnership, Limited Partnership

     First Industrial Financing Partnership (Minnesota), Limited Partnership

     First Industrial Financial Partnership (Wisconsin), Limited Partnership

    First Industrial MP, L.P. dba First Industrial Mortgage Partnership, L.P.

                                  SCHEDULE 6.25

                             SUBSIDIARIES (BORROWER)


First Industrial Financing Partnership, L.P., a Delaware limited partnership*

First Industrial Pennsylvania, L.P., a Delaware limited partnership*

First Industrial Harrisburg, L.P., a Delaware limited partnership*

First Industrial Securities, L.P., a Delaware limited partnership*

First Industrial Mortgage Partnership, L.P., a Delaware limited partnership*

First Industrial Indianapolis Partnership, L.P., a Delaware limited partnership*

First Industrial Development Services, L.P., a Delaware limited partnership*

TK-SV, Ltd.*

* Borrower owns 99% limited partnership interest in this entity.

                                  SCHEDULE 6.26

                    UNENCUMBERED ASSETS AS OF MARCH 31, 2000

FIRST INDUSTRIAL REALTY TRUST, INC.
SCHEDULE OF UNENCUMBERED ASSETS
@ 3/31/00




                                                  ACQUIRED/   YEAR BUILT/      BUILDING       LAND AREA   # OF      GLA
     BUILDING ADDRESS            LOCATION         DEVELOPED    RENOVATED         TYPE          (ACRES)  BUILDINGS  SQ FT
-------------------------- --------------------- ------------ ------------ -----------------  ----------  -----   ----------

  ATLANTA
  -------
  1650 GA Highway 155            McDonough, GA       Acquired     1991      Bulk Warehouse      12.80       1      228,400
  14101 Industrial Park
  Boulevard                      Covington, GA       Acquired     1984      Light Industrial     9.25       1       92,160
  801-804 Blacklawn Road          Conyers, GA        Acquired     1982      Bulk Warehouse       6.67       1      111,185
  1665 Dogwood Drive              Conyers, GA        Acquired     1973       Manufacturing       9.46       1      198,000
  1715 Dogwood Drive              Conyers, GA        Acquired     1973       Manufacturing       4.61       1      100,000
  11235 Harland Drive            Covington, GA       Acquired     1988      Light Industrial     5.39       1       32,361
  700 Westlake Parkway            Atlanta, GA        Acquired     1990      Light Industrial     3.50       1       56,400
  800 Westlake Parkway            Atlanta, GA        Acquired     1991      Bulk Warehouse       7.40       1      132,400
  4050 Southmeadow Parkway        Atlanta, GA        Acquired     1991      Reg. Warehouse       6.60       1       87,328
  4051 Southmeadow Parkway        Atlanta, GA        Acquired     1989      Bulk Warehouse      11.20       1      171,671
  4071 Southmeadow Parkway        Atlanta, GA        Acquired     1991      Bulk Warehouse      17.80       1      209,918
  4081 Southmeadow Parkway        Atlanta, GA        Acquired     1989      Bulk Warehouse      12.83       1      254,172
  1875 Rockdale Industrial
  Blvd.                           Conyers, GA        Acquired     1966       Manufacturing       5.70       1      121,600
  3312 N. Berkeley Lake Road       Duluth, GA        Acquired     1969      Bulk Warehouse      52.11       1    1,040,296
  370 Great Southwest Parkway     Atlanta, GA        Acquired     1986     Light Industrial      8.06       2      150,536
  3495 Bankhead                   Atlanta, GA        Acquired     1986      Bulk Warehouse      20.50       2      408,819
  955 Cobb Place                  Kennesaw, GA       Acquired     1991      Reg. Warehouse       8.73       1       97,518
  6105 Boatroack                  Atlanta, GA        Acquired     1972      Light Industrial     1.79       1       32,000
  1640 Sands Place                Marietta, GA       Acquired     1977      Light Industrial     1.97       1       35,425
  7000 Highland Parkway            Smyrna, GA        Acquired     1998      Bulk Warehouse      10.00       1      123,808
  2084 Lake Industrial Court      Conyers, GA        Acquired     1998      Bulk Warehouse      13.74       1      180,000
1 1005 Sigman Road                Conyers, GA        Acquired     1986      Bulk Warehouse       9.12       1      127,338
1 2050 East Park Drive            Conyers, GA        Acquired     1998      Reg. Warehouse       5.46       1       90,289
  1003 Sigman Road                Conyers, GA        Acquired     1996      Bulk Warehouse      11.30       1      123,457
1 201 Greenwood                  McDonough, GA      Developed     1999      Bulk Warehouse      39.00       1      800,000
                                                                                              -------     ----------------
                                                                          Subtotal or Average  294.99      27    5,005,081
                                                                                              -------     ----------------

  BALTIMORE
  ---------
2 3431 Benson                    Baltimore, MD       Acquired     1988     Light Industrial      3.48       1       60,227
3 1801 Portal                    Baltimore, MD       Acquired     1987     Light Industrial      3.72       1       57,600
3 1811 Portal                    Baltimore, MD       Acquired     1987     Light Industrial      3.32       1       60,000
3 1831 Portal                    Baltimore, MD       Acquired     1990     Light Industrial      3.18       1       46,522
4 1821 Portal                    Baltimore, MD       Acquired     1986     Light Industrial      4.63       1       86,234
1 6615 Tributary                 Baltimore, MD       Acquired     1987     Light Industrial      4.36       1       65,860
1 7340 Executive                 Frederick, MD       Acquired     1988         R&D/Flex          9.38       1       78,418
5 4845 Governers Way             Frederick, MD       Acquired     1988     Light Industrial      5.47       1       83,064
6 8900 Yellow Brick Road         Baltimore, MD       Acquired     1982     Light Industrial      5.80       1       60,000
7 7476 New Ridge                  Hanover, MD        Acquired     1987     Light Industrial     18.00       1       71,866
8 8779 Greenwood Place             Savage, MD        Acquired     1978      Bulk Warehouse       8.00       1      142,140
                                                                                              -------     ----------------
                                                                          Subtotal or Average   69.34       11     811,931
                                                                                              -------     ----------------

  BATON ROUGE
  -----------
  11200 Industiplex Blvd        Baton Rouge, LA      Acquired     1986     Light Industrial      3.00       1       42,355
  11441 Industriplex Blvd       Baton Rouge, LA      Acquired     1987     Light Industrial      2.40       1       35,596
  11301 Industriplex Blvd       Baton Rouge, LA      Acquired     1985     Light Industrial      2.50       1       38,396
  6565 Exchequer Drive          Baton Rouge, LA      Acquired     1986      Bulk Warehouse       5.30       1      108,800
                                                                                              -------     ----------------
                                                                          Subtotal or Average   13.20       4      225,147
                                                                                              -------     ----------------

  CENTRAL PENNSYLVANIA
  --------------------
1 1214-B Freedom Road        Cranberry Township, PA  Acquired     1982      Reg. Warehouse       5.99       1       32,779
1 401 Russell Drive              Middletown, PA     Developed     1990      Reg. Warehouse       5.20       1       52,800
1 2700 Commerce Drive            Middletown, PA     Developed     1990      Reg. Warehouse       3.60       1       32,000
1 2701 Commerce Drive            Middletown, PA     Developed     1989     Light Industrial      6.40       1       48,000
1 2780 Commerce Drive            Middletown, PA     Developed     1989     Light Industrial      2.00       1       21,600
1 7125 Grayson Road              Harrisburg, PA      Acquired     1991      Bulk Warehouse      17.17       1      300,000



 1 7253 Grayson Road            Harrisburg, PA        Acquired      1990        Bulk Warehouse         12.42     1       198,386
 9 400 First Street             Middletown, PA        Acquired    1963/1996     Bulk Warehouse         14.88     1       167,500
 9 401 First Street             Middletown, PA        Acquired    1963/1996     Bulk Warehouse         43.55     1       490,140
 9 500 Industrial Lane          Middletown, PA        Acquired    1970/1996     Bulk Warehouse         10.29     1       115,890
 9 600 Hunter Lane              Middletown, PA       Developed      1996        Bulk Warehouse         14.77     1       216,387
 9 300 Hunter Lane              Middletown, PA       Developed      1996        Bulk Warehouse         16.71     1       321,333
 9 Fruehauf Building #6         Middletown, PA       Developed      1998        Bulk Warehouse          0.00     1       242,824
10 3380 Susquehanna Trail
   North                           York, PA           Acquired      1990        Bulk Warehouse         10.00     1       112,500
10 495 East Locust Lane            York, PA           Acquired      1993        Bulk Warehouse         15.00     1       200,000
10 350 Old Silver Springs
   Road                        Mechanicsburg, PA      Acquired      1968       Light Industrial        20.00     1       264,120
10 4500 Westport Drive         Mechanicsburg, PA      Acquired      1996        Bulk Warehouse         11.20     1       178,600
10 10 Weaver Road                 Denver, PA          Acquired      1974        Bulk Warehouse         85.00     1       623,832
                                                                                                    --------  ------------------
                                                                              Subtotal or Average     294.18    18     3,618,691
                                                                                                    --------  ------------------

   CHICAGO
   -------
   2300 Hammond Drive           Schaumburg, IL        Acquired       1970      Light Industrial         4.13     1        77,000
   6500 North Lincoln Avenue   Lincolnwood, IL        Acquired     1965/88     Light Industrial         2.52     1        63,050
   3600 West Pratt Avenue      Lincolnwood, IL        Acquired     1953/88      Bulk Warehouse          6.35     1       205,481
   917 North Shore Drive        Lake Bluff, IL        Acquired       1974      Light Industrial         4.27     1        84,575
   6750 South Sayre Avenue     Bedford Park, IL       Acquired       1975      Light Industrial         2.51     1        63,383
   85 Slawin Court            Mount Prospect, IL      Acquired       1992          R&D/Flex             3.71     1        38,150
   2300 Windsor Court            Addison, IL          Acquired       1986       Bulk Warehouse          6.80     1       105,100
   3505 Thayer Court              Aurora, IL          Acquired       1989      Light Industrial         4.60     1        64,220
   3600 Thayer Court              Aurora, IL          Acquired       1989      Light Industrial         6.80     1        66,958
   736-776 Industrial Drive      Elmhurst, IL         Acquired       1975      Light Industrial         3.79     1        80,520
 1 480 East 14th St.         Chicago, Heights, IL     Acquired       1958       Bulk Warehouse         11.66     1       284,135
   305-311 Era Drive            Northbrook, IL        Acquired       1978      Light Industrial         1.82     1        27,549
   700-714 Landwehr Road        Northbrook, IL        Acquired       1978      Light Industrial         1.99     1        41,835
   4330 South Racine Avenue       Chicago, IL         Acquired       1978        Manufacturing          5.57     1       168,000
   13040 S. Crawford Ave.          Alsip, IL          Acquired       1976       Bulk Warehouse         15.12     1       400,076
   12241 Melrose Street        Franklin Park, IL      Acquired       1969      Light Industrial         2.47     1        77,301
   12301-12325 S Laramie Ave      Alsip, IL           Acquired       1975       Bulk Warehouse          8.83     1       204,586
   6300 W. Howard Street          Niles, IL           Acquired    1956/1964      Manufacturing         19.50     1       364,000
   301 Hintz                     Wheeling, IL         Acquired       1960        Manufacturing          2.51     1        43,636
   301 Alice                     Wheeling, IL         Acquired       1965      Light Industrial         2.88     1        65,450
   410 W 169th St             South Holland, IL       Acquired       1974       Bulk Warehouse          6.40     1       151,436
   1001 Commerce Court        Buffalo Grove, IL       Acquired       1989      Light Industrial         5.37     1        84,956
   11939 S Central Avenue         Alsip, IL           Acquired       1972       Bulk Warehouse         12.60     1       320,171
   405 East Shawmut              LaGrange, IL         Acquired       1965      Light Industrial         3.39     1        59,075
   5555 West 70th Place        Bedford Park, IL       Acquired       1973        Manufacturing          2.50     1        41,531
   3200-3250 South St. Louis     Chicago, IL          Acquired       1968      Light Industrial         8.66     2        74,685
   3110-3130 South St. Louis     Chicago, IL          Acquired       1968      Light Industrial         4.00     1        23,254
   7301 South Hamlin              Chicago, IL         Acquired    1975/1986    Light Industrial         1.49     1        56,017
   7401 South  Pulaski            Chicago, IL         Acquired    1975/1986     Bulk Warehouse          5.36     1       213,670
   3900 West 74th Street          Chicago, IL         Acquired    1975/1986     Reg. Warehouse          2.13     1        66,000
   7501 S. Pulaski                Chicago, IL         Acquired    1975/1986     Bulk Warehouse          3.88     1       159,728
   385 Fenton Lane             West Chicago, IL       Acquired       1990       Bulk Warehouse          6.79     1       182,000
   335 Crossroad Parkway       Bolingbrook, IL        Acquired       1996       Bulk Warehouse         12.86     1       288,000
   10435 Seymour Avenue       Franklin Park, IL       Acquired       1967      Light Industrial         1.85     1        53,500
   905 Paramount                 Batavia, IL          Acquired       1977      Light Industrial         2.60     1        60,000
   1005 Paramount                Batavia, IL          Acquired       1978      Light Industrial         2.50     1        64,574
   34-45 Lake Street            Northlake, IL         Acquired       1978       Bulk Warehouse          5.71     1       124,804
   2120-24 Roberts              Broadview, IL         Acquired       1960      Light Industrial         2.30     1        60,009
   4309 South Morgan Street      Chicago, IL          Acquired       1975        Manufacturing          6.91     1       200,000
   405-17 University Drive    Arlington Hts., IL      Acquired       1977      Light Industrial         2.42     1        56,400

                                                                                                     -------   -----------------
                                                                              Subtotal or Average     217.55    41     4,864,815
                                                                                                     -------   -----------------

   CINCINNATI
   ----------
   4860 Duff Drive              Cincinnati, OH        Acquired      1979       Light Industrial         1.02     1        15,986
   4866 Duff Drive              Cincinnati, OH        Acquired      1979       Light Industrial         1.02     1        16,000
   4884 Duff Drive              Cincinnati, OH        Acquired      1979       Light Industrial         1.59     1        25,000
   4890 Duff Drive              Cincinnati, OH        Acquired      1979       Light Industrial         1.59     1        25,018
   636-9643 Interocean  Drive   Cincinnati, OH        Acquired      1983       Light Industrial         4.13     1        29,371
   12072 Best Place             Springboro, OH        Acquired      1984        Bulk Warehouse          7.80     1       112,500
   901 Pleasant Valley Drive    Springboro, OH        Acquired      1984       Light Industrial         7.70     1        69,220
   4440 Mulhauser Road          Cincinnati, OH       Developed      1999        Bulk Warehouse         15.26     1       240,000
                                                                                                     -------  -------------------
                                                                              Subtotal or Average      40.11     8       333,095
                                                                                                     -------  -------------------
   CLEVELAND
   ---------
   6675 Parkland Blvd              Salon, OH          Acquired      1991           R&D/Flex            10.41     1       102,500
   21510-21600 Alexander
   Road (af)                       Oakwood, OH        Acquired      1985       Light Industrial         5.70     3       106,721


5405 & 5505 Valley Belt         Independence, OH      Acquired    1983    Light Industrial           6.23            2        62,395
Road (ad)
                                                                                                 --------     ----------------------
                                                                         Subtotal or Average        22.34            6       271,616
                                                                                                 --------     ----------------------

COLUMBUS
6911 Americana Parkway            Columbus, OH        Acquired    1980    Light Industrial           4.05            1        57,255
3800 Lockbourne                   Columbus, OH        Acquired    1986     Bulk Warehouse           22.12            1       404,734
Industrial Pkwy
3880 Groveport Road                 Obetz, OH         Acquired    1986     Bulk Warehouse           43.41            1       705,600
1819 North Walcutt Road           Columbus, OH        Acquired    1973     Bulk Warehouse           11.33            1       243,000
4300 Cemetery Road                 Hillard, OH        Acquired    1968     Manufacturing            62.71            1       255,470
4115 Leap Road                     Hillard, OH        Acquired    1977        R&D/Flex              18.66            2       217,612
3300 Lockbourne                   Columbus, OH        Acquired    1964     Bulk Warehouse           17.00            1       300,200
                                                                                                 --------     ----------------------
                                                                         Subtotal or Average       179.28            8     2,183,871
                                                                                                 --------     ----------------------

DALLAS
1275-1281 Roundtable Drive         Dallas, TX         Acquired    1966    Light Industrial           1.75            1        30,642
2406-2416 Walnut Ridge             Dallas, TX         Acquired    1978    Light Industrial           1.76            1        44,000
12750 Perimiter Drive              Dallas, TX         Acquired    1979     Bulk Warehouse            6.72            1       178,200
1324-1343 Roundtable Drive         Dallas, TX         Acquired    1972    Light Industrial           2.09            1        47,000
1405-1409 Avenue II East        Grand Prairie, TX     Acquired    1969    Light Industrial           1.79            1        36,000
2651-2677 Manana                   Dallas, TX         Acquired    1966    Light Industrial           2.55            1        82,229
2401-2419 Walnut Ridge             Dallas, TX         Acquired    1978    Light Industrial           1.20            1        30,000
4248-4252 Simonton              Farmers Ranch, TX     Acquired    1973     Bulk Warehouse            8.18            1       205,693
900-906 Great Southwest Pkwy      Arlington, TX       Acquired    1972    Light Industrial           3.20            1        69,761
2179 Shiloh Road                   Garland, TX        Acquired    1982     Reg. Warehouse            3.63            1        65,700
2159 Shiloh Road                   Garland, TX        Acquired    1982        R&D/Flex               1.15            1        20,800
2701 Shiloh Road                   Garland, TX        Acquired    1981     Bulk Warehouse            8.20            1       214,650
12784 Perimeter Drive              Dallas, TX         Acquired    1981    Light Industrial           4.57            3        95,671
3000 West Commerce                 Dallas, TX         Acquired    1980     Manufacturing            11.23            1       128,478
3030 Hansboro                      Dallas, TX         Acquired    1971     Bulk Warehouse            3.71            1       100,000
5222 Cockrell Hill                 Dallas, TX         Acquired    1973     Manufacturing             4.79            1        96,506
405-407 113th                     Arlington, TX       Acquired    1969    Light Industrial           2.75            1        60,000
816 111th Street                  Arlington, TX       Acquired    1972    Light Industrial           2.89            1        65,000
1017-25 Jacksboro Highway        Fort Worth, TX       Acquired    1970    Light Industrial           1.49            1        30,000
7341 Dogwood Park              Richland Hills, TX     Acquired    1973    Light Industrial           1.09            1        20,000
7427 Dogwood Park              Richland Hills, TX     Acquired    1973    Light Industrial           1.60            1        27,500
7348-54 Tower Street           Richland Hills, TX     Acquired    1978    Light Industrial           1.09            1        20,000
7370 Dogwood Park              Richland Hills, TX     Acquired    1980    Light Industrial           1.18            1        18,500
7339-41 Tower Street           Richland Hills, TX     Acquired    1980    Light Industrial           0.95            1        17,600
7437-45 Tower Street           Richland Hills, TX     Acquired    1977    Light Industrial           1.16            1        20,000
7331-59 Airport Freeway        Richland Hills, TX     Acquired    1987        R&D/Flex               2.63            1        37,800
7338-60 Dogwood Park           Richland Hills, TX     Acquired    1978        R&D/Flex               1.51            1        26,208
7450-70 Dogwood Park           Richland Hills, TX     Acquired    1985    Light Industrial           0.88            1        18,000
7423-49 Airport Freeway        Richland Hills, TX     Acquired    1985        R&D/Flex               2.39            1        33,810
7400 Whitehall Street          Richland Hills, TX     Acquired    1994    Light Industrial           1.07            1        21,750
1602-1654 Terre Colony             Dallas, TX         Acquired    1981     Bulk Warehouse            5.72            1       130,949
                                                                                                 --------     ----------------------
                                                                         Subtotal or Average        94.92           33     1,992,447
                                                                                                 --------     ----------------------

DAYTON
6094-6104 Executive Blvd        Huber Heights, OH     Acquired    1975    Light Industrial           3.33            1        43,200
6202-6220 Executive Blvd        Huber Heights, OH     Acquired    1996    Light Industrial           3.79            1        64,000
6268-6294 Executive Blvd        Huber Heights, OH     Acquired    1989    Light Industrial           4.03            1        60,800
5749-5753 Executive Blvd        Huber Heights, OH     Acquired    1975    Light Industrial           1.15            1        12,000
6230-6266 Executive Blvd        Huber Heights, OH     Acquired    1979    Light Industrial           5.30            1        84,000
2200-2224 Sandridge Road           Moriane, OH        Acquired    1983    Light Industrial           2.96            1        58,746
8119-8137 Uehling Lane             Dayton, OH         Acquired    1978        R&D/Flex               1.15            1        20,000
                                                                                                 --------     ----------------------
                                                                         Subtotal or Average        21.71            7       342,746
                                                                                                 --------     ----------------------

DENVER
7100 North Broadway - 1            Denver, CO         Acquired    1978    Light Industrial          16.80            1        32,269
7100 North Broadway - 2            Denver, CO         Acquired    1978    Light Industrial          16.90            1        32,500
7100 North Broadway - 3            Denver, CO         Acquired    1978    Light Industrial          11.60            1        22,259
7100 North Broadway - 5            Denver, CO         Acquired    1978    Light Industrial          15.00            1        28,789
7100 North Broadway - 6            Denver, CO         Acquired    1978    Light Industrial          22.50            1        38,255
20100 East 32nd Avenue Parkway     Aurora, CO         Acquired    1997        R&D/Flex               4.10            1        51,300
15700-15820 West 6th Avenue        Golden, CO         Acquired    1978    Light Industrial           1.92            1        52,767
15850-15884 West 6th Avenue        Golden, CO         Acquired    1978    Light Industrial           1.92            1        31,856
5454 Washington                    Denver, CO         Acquired    1985    Light Industrial           4.00            1        34,740
5801 West 6th Avenue              Lakewood, CO        Acquired    1980    Light Industrial           1.03            1        15,500
5805 West 6th Avenue              Lakewood, CO        Acquired    1980    Light Industrial           1.03            1        20,358
5815 West 6th Avenue              Lakewood, CO        Acquired    1980    Light Industrial           1.03            1        20,765
5825 West 6th Avenue              Lakewood, CO        Acquired    1980        R&D/Flex               1.03            1        20,748

5835 West 6th Avenue           Lakewood, CO        Acquired      1980      Light Industrial         1.03            1      20,490
525 East 70th Street            Denver, CO         Acquired      1985      Light Industrial         5.18            1      12,000
565 East 70th Street            Denver, CO         Acquired      1985      Light Industrial         5.18            1      29,990
605 East 70th Street            Denver, CO         Acquired      1985      Light Industrial         5.18            1      34,000
625 East 70th Street            Denver, CO         Acquired      1985      Light Industrial         5.18            1      24,000
665 East 70th Street            Denver, CO         Acquired      1985      Light Industrial         5.18            1      24,000
700 West 48th Street            Denver, CO         Acquired      1984      Light Industrial         5.40            1      53,431
702 West 48th Street            Denver, CO         Acquired      1984      Light Industrial         5.40            1      23,820
800 East 73rd Street            Denver, CO         Acquired      1984          R&D/Flex             4.50            1      49,360
850 East 73rd Street            Denver, CO         Acquired      1984          R&D/Flex             4.50            1      38,962
6425 North Washington           Denver, CO         Acquired      1983          R&D/Flex             4.05            1      82,120
3370 North Peoria Street        Aurora, CO         Acquired      1978          R&D/Flex             1.64            1      25,520
3390 North Peoria Street        Aurora, CO         Acquired      1978          R&D/Flex             1.46            1      22,699
3508-3538 North Peoria Street   Aurora, CO         Acquired      1978          R&D/Flex             2.61            1      40,653
3568 North Peoria Street        Aurora, CO         Acquired      1978          R&D/Flex             2.24            1      34,937
4785 Elati                      Denver, CO         Acquired      1972      Light Industrial         3.34            1      34,777
4770 Fox Street                 Denver, CO         Acquired      1972      Light Industrial         3.38            1      26,565
1550 W. Evans                   Denver, CO         Acquired      1975      Light Industrial         3.92            1      78,788
3751-71 Revere Evans            Denver, CO         Acquired      1980       Reg. Warehouse          2.41            1      55,027
3871 Revere                     Denver, CO         Acquired      1980       Reg. Warehouse          3.19            1      75,265
5454 Havana Street              Denver, CO         Acquired      1980          R&D/Flex             2.68            1      42,504
5500 Havana Street              Denver, CO         Acquired      1980          R&D/Flex             2.19            1      34,776
4570 Ivy Street                 Denver, CO         Acquired      1985      Light Industrial         1.77            1      31,355
5855 Stapleton Drive North      Denver, CO         Acquired      1985      Light Industrial         2.33            1      41,268
5885 Stapleton Drive North      Denver, CO         Acquired      1985      Light Industrial         3.05            1      53,893
5200-5280 North Broadway        Denver, CO         Acquired      1977      Light Industrial         1.54            1      31,780
5977-5995 North Broadway        Denver, CO         Acquired      1978      Light Industrial         4.96            1      50,280
2952-5978 North Broadway        Denver, CO         Acquired      1978      Light Industrial         7.91            1      88,977
6400 North Broadway             Denver, CO         Acquired      1982      Light Industrial         4.51            1      69,430
875 Parfet                     Lakewood, CO        Acquired      1975      Light Industrial         3.06            1      49,216
4721 Ironton Street             Denver, CO         Acquired      1969          R&D/Flex             2.84            1      50,160
833 Parfet Street              Lakewood, CO        Acquired      1974          R&D/Flex             2.57            1      24,800
11005 West 8th Avenue          Lakewood, CO        Acquired      1974      Light Industrial         2.57            1      25,672
7100 North Broadway - 7         Denver, CO         Acquired      1985          R&D/Flex             2.30            1      24,822
7100 North Broadway - 8         Denver, CO         Acquired      1985          R&D/Flex             2.30            1       9,107
6804 East 48th Avenue           Denver, CO         Acquired      1973          R&D/Flex             2.23            1      46,464
445 Bryant Street               Denver, CO         Acquired      1960      Light Industrial         6.31            1     292,472
East 47th Drive - A             Denver, CO        Developed      1997          R&D/Flex             3.00            1      51,200
7025 South Revere Parkway       Denver, CO        Developed      1997          R&D/Flex             3.20            1      59,270
9500 West 49th Street - A     Wheatridge, CO      Developed      1997      Light Industrial         1.74            1      19,217
9500 West 49th Street - B     Wheatridge, CO      Developed      1997      Light Industrial         1.74            1      16,441
9500 West 49th Street - C     Wheatridge, CO      Developed      1997          R&D/Flex             1.74            1      29,174
9500 West 49th Street - D     Wheatridge, CO      Developed      1997      Light Industrial         1.74            1      41,615
8100 South Park Way -   A     Littleton, CO        Acquired      1997          R&D/Flex             3.33            1      52,581
8100 South Park Way -   B     Littleton, CO        Acquired      1984          R&D/Flex             0.78            1      12,204
8100 South Park Way -   C     Littleton, CO        Acquired      1984      Light Industrial         4.28            1      67,520
451-591 East 124th Avenue     Littleton, CO        Acquired      1979      Light Industrial         4.96            1      59,711
14100 East Jewell               Aurora, CO         Acquired      1980          R&D/Flex             3.67            1      58,553
14190 East Jewell               Aurora, CO         Acquired      1980          R&D/Flex             1.84            1      29,442
608 Garrison Street            Lakewood, CO        Acquired      1984          R&D/Flex             2.17            1      25,075
610 Garrison Street            Lakewood, CO        Acquired      1984          R&D/Flex             2.17            1      24,965
1111 West Evans (A&C)           Denver, CO         Acquired      1986      Light Industrial         2.00            1      36,894
1111 West Evans (B)             Denver, CO         Acquired      1986      Light Industrial         0.50            1       4,725
15000 West 6th Avenue           Golden, CO         Acquired      1985          R&D/Flex             5.25            1      69,279
14998 West 6th Avenue Bldg E    Golden, CO        Developed      1995          R&D/Flex             2.29            1      42,832
14998 West 6th Avenue Bldg F   Englewood, CO      Developed      1995          R&D/Flex             2.29            1      20,424
12503 East Euclid Drive         Denver, CO         Acquired      1986          R&D/Flex            10.90            1      97,871
6547 South Racine Circle       Englewood, CO      Developed      1996      Light Industrial         3.92            1      60,112
7800 East Iliff Avenue          Denver, CO         Acquired      1983          R&D/Flex             3.06            1      22,296
2369 South Trenton Way          Denver, CO         Acquired      1983          R&D/Flex             4.80            1      33,267
2370 South Trenton Way          Denver, CO         Acquired      1983          R&D/Flex             3.27            1      22,735
2422 S. Trenton Way             Denver, CO         Acquired      1983          R&D/Flex             3.94            1      27,413
2452 South Trenton Way          Denver, CO         Acquired      1983          R&D/Flex             6.78            1      47,931
651 Topeka Way                  Denver, CO         Acquired      1985          R&D/Flex             4.53            1      24,000
680 Atchison Way                Denver, CO         Acquired      1985          R&D/Flex             4.53            1      24,000
8122 South Park Lane - A       Littleton, CO       Acquired      1986          R&D/Flex             5.09            1      43,987
8122 South Park Lane - B       Littleton, CO       Acquired      1986      Light Industrial         2.28            1      20,389
1600 South Abilene              Aurora, CO         Acquired      1986          R&D/Flex             3.53            1      47,930
1620 South Abilene              Aurora, CO         Acquired      1986      Light Industrial         2.04            1      27,666
1640 South Abilene              Aurora, CO         Acquired      1986      Light Industrial         2.80            1      37,948
13900 East Florida Ave          Aurora, CO         Acquired      1986          R&D/Flex             1.44            1      19,493

   4301 South Federal Boulevard     Englewood, CO        Acquired   1997       Reg. Warehouse          2.80     1        35,381
   14401-14492 East 33rd Place        Aurora, CO         Acquired   1979       Bulk Warehouse          4.75     1       100,100
   11701 East 53rd Avenue             Denver, CO         Acquired   1985       Reg. Warehouse          4.19     1        81,981
   5401 Oswego Street                 Denver, CO         Acquired   1985       Reg. Warehouse          2.80     1        53,838
   3811 Joliet                        Denver, CO         Acquired   1977          R&D/Flex            14.24     1       124,290
   2630 West 2nd Avenue               Denver, CO         Acquired   1970      Light Industrial         0.50     1         8,260
   2650 West 2nd Avenue               Denver, CO         Acquired   1970      Light Industrial         2.80     1        36,081
   14818 West 6th Avenue Bldg A       Golden, CO         Acquired   1985          R&D/Flex             2.54     1        39,776
   14828 West 6th Avenue Bldg B       Golden, CO         Acquired   1985          R&D/Flex             2.54     1        41,805
   12055 E 49th Ave/4955 Peoria       Denver, CO         Acquired   1984          R&D/Flex             3.09     1        49,575
   4940-4950 Paris                    Denver, CO         Acquired   1984          R&D/Flex             1.58     1        25,290
   4970 Paris                         Denver, CO         Acquired   1984          R&D/Flex             0.98     1        15,767
   5010 Paris                         Denver, CO         Acquired   1984          R&D/Flex             0.92     1        14,822
   7367 South Revere Parkway        Englewood, CO        Acquired   1997       Bulk Warehouse          8.50     1       102,839
   10311 W Hampden Ave.              Lakewood, CO        Developed  1999      Light Industrial         4.40     1        52,183
   1500 Garden of The Gods Rd. - A Colorado Springs, CO  Developed  1999         R&D/Flex             44.00     1        50,760
   9195 6th Avenue                   Lakewood, CO        Developed  2000      Light Industrial         1.44     1        16,500
   1500 Garden of The Gods Rd. - B Colorado Springs, CO  Developed  1999         R&D/Flex              0.00     1        59,970

                                                                                                 -----------  ------------------
                                                                                Subtotal or
                                                                                  Average            442.62   102     4,342,864
                                                                                                 -----------  ------------------
   DES MOINES
   1500 East Washington Avenue   Des Moines, IA      Acquired       1987       Bulk Warehouse         13.25     1       192,466
   1600 East Washington Avenue   Des Moines, IA      Acquired       1987       Bulk Warehouse          6.78     1        81,866
   4121 McDonald Avenue          Des Moines, IA      Acquired       1977       Bulk Warehouse         11.02     1       177,431
   4141 McDonald Avenue          Des Moines, IA      Acquired       1976       Bulk Warehouse         11.03     1       263,196
   4161 McDonald Avenue          Des Moines, IA      Acquired       1979       Bulk Warehouse         11.02     1       164,084
 1 3100 Justin                   Des Moines, IA      Acquired       1970      Light Industrial         2.16     1        30,000
 1 3101 104th St.                Des Moines, IA      Acquired       1970      Light Industrial         2.16     1        30,072
 1 3051 104th St.                Des Moines, IA      Acquired       1993      Light Industrial         1.08     1        15,000
 1 2250 Delaware Ave.            Des Moines, IA      Acquired       1975       Reg. Warehouse          4.20     1        88,000
                                                                                                 -----------  ------------------
                                                                                Subtotal or
                                                                                  Average             62.70     9     1,042,115
                                                                                                 -----------  ------------------
   DETROIT
   238 Executive Drive              Troy, MI         Developed      1973      Light Industrial         1.32     1        13,740
   256 Executive Drive              Troy, MI         Developed      1974      Light Industrial         1.12     1        11,273
   301 Executive Drive              Troy, MI         Developed      1974      Light Industrial         1.27     1        20,411
   449 Executive Drive              Troy, MI         Developed      1975       Reg. Warehouse          2.12     1        33,001
   501 Executive Drive              Troy, MI         Developed      1984      Light Industrial         1.57     1        18,061
   451 Robbins Drive                Troy, MI         Developed      1975      Light Industrial         1.88     1        28,401
   700 Stephenson Highway           Troy, MI         Developed      1978          R&D/Flex             3.13     1        29,344
   800 Stephenson Highway           Troy, MI         Developed      1979          R&D/Flex             4.39     1        48,200
   1150 Stephenson Highway          Troy, MI         Developed      1982          R&D/Flex             1.70     1        18,107
   1200 Stephenson Highway          Troy, MI         Developed      1980          R&D/Flex             2.65     1        25,025
   1035 Crooks Road                 Troy, MI         Developed      1980      Light Industrial         1.74     1        23,320
   1095 Crooks Road                 Troy, MI         Developed      1986          R&D/Flex             2.83     1        35,042
   1416 Meijer Drive                Troy, MI         Developed      1980      Light Industrial         1.20     1        17,944
   1624 Meijer Drive                Troy, MI         Developed      1984      Light Industrial         3.42     1        44,040
   1972 Meijer Drive                Troy, MI         Developed      1985       Reg. Warehouse          2.36     1        37,075
   2112 Meijer Drive                Troy, MI         Developed      1980       Reg. Warehouse          4.12     1        34,558
   1621 Northwood Drive             Troy, MI         Developed      1977       Bulk Warehouse          1.54     1        24,900
   1707 Northwood Drive             Troy, MI         Developed      1983      Light Industrial         1.69     1        28,750
   1749 Northwood Drive             Troy, MI         Developed      1977       Bulk Warehouse          1.69     1        26,125
   1788 Northwood Drive             Troy, MI         Developed      1977      Light Industrial         1.55     1        12,480
   1821 Northwood Drive             Troy, MI         Developed      1977       Reg. Warehouse          2.07     1        35,050
   1826 Northwood Drive             Troy, MI         Developed      1977      Light Industrial         1.22     1        12,480
   1864 Northwood Drive             Troy, MI         Developed      1977      Light Industrial         1.55     1        12,480
   1921 Northwood Drive             Troy, MI         Developed      1977      Light Industrial         2.33     1        42,000
   2230 Elliott Avenue              Troy, MI         Developed      1974      Light Industrial         0.90     1        12,612
   2237 Elliott Avenue              Troy, MI         Developed      1974      Light Industrial         0.96     1        12,612
   2277 Elliott Avenue              Troy, MI         Developed      1975      Light Industrial         0.96     1        12,612
   2291 Elliott Avenue              Troy, MI         Developed      1974      Light Industrial         1.06     1        12,200
   2451 Elliott Avenue              Troy, MI         Developed      1974      Light Industrial         1.68     1        24,331
   2730 Research Drive        Rochester Hills, MI    Developed      1988       Reg. Warehouse          3.52     1        57,850
   2791 Research Drive        Rochester Hills, MI    Developed      1991       Reg. Warehouse          4.48     1        64,199
   2871 Research Drive        Rochester Hills, MI    Developed      1991       Reg. Warehouse          3.55     1        49,543
   2911 Research Drive        Rochester Hills, MI    Developed      1992       Reg. Warehouse          5.72     1        80,078
   3011 Research Drive        Rochester Hills, MI    Developed      1988       Reg. Warehouse          2.55     1        32,637
   2870 Technology Drive      Rochester Hills, MI    Developed      1988      Light Industrial         2.41     1        24,445
   2890 Technology Drive      Rochester Hills, MI    Developed      1991      Light Industrial         1.76     1        24,410
   2900 Technology Drive      Rochester Hills, MI    Developed      1992       Reg. Warehouse          2.15     1        31,047
   2920 Technology Drive      Rochester Hills, MI    Developed      1992      Light Industrial         1.48     1        19,011


    2930 Technology Drive      Rochester Hills, MI    Developed      1991      Light Industrial       1.41       1        17,994
    2950 Technology Drive      Rochester Hills, MI    Developed      1991      Light Industrial       1.48       1        19,996
    2960 Technology Drive      Rochester Hills, MI    Developed      1992       Reg. Warehouse        3.83       1        41,565
    23014 Commerce Drive       Farmington Hills, MI   Developed      1983          R&D/Flex           0.65       1         7,200
    23028 Commerce Drive       Farmington Hills, MI   Developed      1983      Light Industrial       1.26       1        20,265
    23035 Commerce Drive       Farmington Hills, MI   Developed      1983      Light Industrial       1.23       1        15,200
    23042 Commerce Drive       Farmintgon Hills, MI   Developed      1983          R&D/Flex           0.75       1         8,790
    23065 Commerce Drive       Farmington Hills, MI   Developed      1983      Light Industrial       0.91       1        12,705
    23070 Commerce Drive       Farmington Hills, MI   Developed      1983          R&D/Flex           1.43       1        16,765
    23079 Commerce Drive       Farmington Hills, MI   Developed      1983      Light Industrial       0.85       1        10,830
    23093 Commerce Drive       Farmington Hills, MI   Developed      1983       Reg. Warehouse        3.87       1        49,040
    23135 Commerce Drive       Farmington Hills, MI   Developed      1986      Light Industrial       2.02       1        23,969
    23149 Commerce Drive       Farmington Hills, MI   Developed      1985       Reg. Warehouse        6.32       1        47,700
    23163 Commerce Drive       Farmington Hills, MI   Developed      1986      Light Industrial       1.51       1        19,020
    23177 Commerce Drive       Farmington Hills, MI   Developed      1986      Light Industrial       2.29       1        32,127
    23206 Commerce Drive       Farmington Hills, MI   Developed      1985      Light Industrial       1.30       1        19,822
    23290 Commerce Drive       Farmington Hills, MI   Developed      1980       Reg. Warehouse        2.56       1        42,930
    23370 Commerce Drive       Farmington Hills, MI   Developed      1980      Light Industrial       0.67       1         8,741
    24492 Indoplex Circle      Farmington Hills, MI   Developed      1976      Light Industrial       1.63       1        24,000
    24528 Indoplex Circle      Farmington Hills, MI   Developed      1976      Light Industrial       2.26       1        34,650
    21477 Bridge Street           Southfield, MI      Acquired       1986      Light Industrial       3.10       1        41,500
    32450 N Avis Drive         Madison Heights, MI    Acquired       1974      Light Industrial       3.23       1        55,820
    32200 N Avis Drive         Madison Heights, MI    Acquired       1973      Light Industrial       6.15       1        88,700
    11813 Hubbard                  Livonia, MI        Acquired       1979      Light Industrial       1.95       1        33,300
    11866 Hubbard                  Livonia, MI        Acquired       1979      Light Industrial       2.32       1        41,380
    12050-12300 Hubbard            Livonia, MI        Acquired       1981      Light Industrial       6.10       2        85,086
    38200 Plymouth Road            Livonia, MI        Developed      1997       Bulk Warehouse       11.43       1       140,365
    38220 Plymouth Road            Livonia, MI        Developed      1988       Bulk Warehouse       13.14       1       145,232
    38300 Plymouth Road            Livonia, MI        Developed      1997       Bulk Warehouse        6.95       1       127,800
    12707 Eckles Road         Plymouth Township, MI   Acquired       1990      Light Industrial       2.62       1        42,300
    9300-9328 Harrison Rd          Romulus, MI        Acquired       1978      Light Industrial       2.53       1        29,286
    9330-9358 Harrison Rd          Romulus, MI        Acquired       1978      Light Industrial       2.53       1        29,280
    28420-28448 Highland Rd        Romulus, MI        Acquired       1979      Light Industrial       2.53       1        29,280
    28450-28478 Highland Rd        Romulus, MI        Acquired       1979      Light Industrial       2.53       1        29,340
    28421-28449 Highland Rd        Romulus, MI        Acquired       1980      Light Industrial       2.53       1        29,285
    28451-28479 Highland Rd        Romulus, MI        Acquired       1980      Light Industrial       2.53       1        29,280
    28825-28909 Highland Rd        Romulus, MI        Acquired       1981      Light Industrial       2.53       1        29,284
    28933-29017 Highland Rd        Romulus, MI        Acquired       1982      Light Industrial       2.53       1        29,280
    28824-28908 Highland Rd        Romulus, MI        Acquired       1982      Light Industrial       2.53       1        29,280
    28932-29016 Highland Rd        Romulus, MI        Acquired       1982      Light Industrial       2.53       1        29,280
    9710-9734 Harrison Rd          Romulus, MI        Acquired       1987      Light Industrial       2.22       1        25,925
    9740-9772 Harrison Rd          Romulus, MI        Acquired       1987      Light Industrial       2.53       1        29,548
    9840-9868 Harrison Rd          Romulus, MI        Acquired       1987      Light Industrial       2.53       1        29,280
    9800-9824 Harrison Rd          Romulus, MI        Acquired       1987      Light Industrial       2.22       1        25,620
    29265-29285 Airport Dr         Romulus, MI        Acquired       1983      Light Industrial       2.05       1        23,707
    29185-29225 Airport Dr         Romulus, MI        Acquired       1983      Light Industrial       3.17       1        36,658
    29149-29165 Airport Dr         Romulus, MI        Acquired       1984      Light Industrial       2.89       1        33,440
    29101-29115 Airport Dr         Romulus, MI        Acquired       1985          R&D/Flex           2.53       1        29,287
    29031-29045 Airport Dr         Romulus, MI        Acquired       1985      Light Industrial       2.53       1        29,280
    29050-29062 Airport Dr         Romulus, MI        Acquired       1986      Light Industrial       2.22       1        25,837
    29120-29134 Airport Dr         Romulus, MI        Acquired       1986      Light Industrial       2.53       1        29,282
    29200-29214 Airport Dr         Romulus, MI        Acquired       1985      Light Industrial       2.53       1        29,282
    9301-9339 Middlebelt Rd        Romulus, MI        Acquired       1983          R&D/Flex           1.29       1        15,414
    21405 Trolley Industrial Drive  Taylor, MI        Acquired       1971       Bulk Warehouse       11.25       1       180,986
    26980 Trolley Industrial Drive  Taylor, MI        Acquired       1997       Bulk Warehouse        5.43       1       102,400
    28055 S. Wick Road             Romulus, MI        Acquired       1989      Light Industrial       6.79       1        42,060
 11 12050-12200 Farmington Road    Livonia, MI        Acquired       1973      Light Industrial       1.34       1        25,470
 11 33200 Capitol Avenue           Livonia, MI        Acquired       1977      Light Industrial       2.16       1        40,000
 12 32975 Capitol Avenue           Livonia, MI        Acquired       1978          R&D/Flex           0.99       1        18,465
 12 2725 S. Industrial Highway    Ann Arbor, MI       Acquired       1997      Light Industrial       2.63       1        37,875
 13 32920 Capitol Avenue           Livonia, MI        Acquired       1973       Reg. Warehouse        0.47       1         8,000
 13 32940 Capitol Avenue           Livonia, MI        Acquired       1971      Light Industrial       0.45       1         8,480
 13 11862 Brookfield Avenue        Livonia, MI        Acquired       1972      Light Industrial       0.92       1        14,600
 14 11923 Brookfield Avenue        Livonia, MI        Acquired       1973      Light Industrial       0.76       1        14,600
 14 11965 Brookfield Avenue        Livonia, MI        Acquired       1973      Light Industrial       0.88       1        14,600
 15 34005 Schoolcraft Road         Livonia, MI        Acquired       1981      Light Industrial       1.70       1        26,100
 15 13405 Stark Road               Livonia, MI        Acquired       1980      Light Industrial       0.65       1         9,750
 14 1170 Chicago Road                Troy, MI         Acquired       1983      Light Industrial       1.73       1        21,500
 14 1200 Chicago Road                Troy, MI         Acquired       1984      Light Industrial       1.73       1        26,210
 14 450 Robbins Drive                Troy, MI         Acquired       1976      Light Industrial       1.38       1        19,050
    556 Robbins Drive                Troy, MI         Acquired       1974      Light Industrial       0.63       1         8,760


   1230 Chicago Road                Troy, MI         Acquired       1996       Reg. Warehouse      2.10       1        30,120
16 12886 Westmore Avenue          Livonia, MI        Acquired       1981      Light Industrial     1.01       1        18,000
16 12898 Westmore Avenue          Livonia, MI        Acquired       1981      Light Industrial     1.01       1        18,000
16 33025 Industrial Road          Livonia, MI        Acquired       1980      Light Industrial     1.02       1         6,250
   2002 Stephenson Highway          Troy, MI         Acquired       1986          R&D/Flex         1.42       1        21,850
16 47711 Clipper Street     Plymouth Township, MI    Acquired       1996       Reg. Warehouse      2.27       1        36,926
17 32975 Industrial Road          Livonia, MI        Acquired       1984      Light Industrial     1.19       1        21,000
17 32985 Industrial Road          Livonia, MI        Acquired       1985      Light Industrial     0.85       1        12,040
17 32995 Industrial Road          Livonia, MI        Acquired       1983      Light Industrial     1.11       1        14,280
17 12874 Westmore Avenue          Livonia, MI        Acquired       1984      Light Industrial     1.01       1        16,000
17 33067 Industrial Road          Livonia, MI        Acquired       1984      Light Industrial     1.11       1        18,640
17 1775 Bellingham                  Troy, MI         Acquired       1987          R&D/Flex         1.88       1        28,900
17 1785 East Maple                  Troy, MI         Acquired       1985      Light Industrial     0.80       1        10,200
17 1807 East Maple                  Troy, MI         Acquired       1984          R&D/Flex         2.15       1        28,100
17 9800 Chicago                     Troy, MI         Acquired       1985      Light Industrial     1.09       1        14,280
17 1840 Enterprise Drive      Rochester Hills, MI    Acquired       1990          R&D/Flex         2.42       1        33,240
18 1885 Enterprise Drive      Rochester Hills, MI    Acquired       1990      Light Industrial     1.47       1        19,604
18 1935-55 Enterprise Drive   Rochester Hills, MI    Acquired       1990          R&D/Flex         4.54       1        53,400
19 5500 Enterprise Court           Warren, MI        Acquired       1989          R&D/Flex         3.93       1        53,900
19 5800 Enterprise Court           Warren, MI        Acquired       1987       Manufacturing       1.48       1        17,240
20 750 Chicago Road                 Troy, MI         Acquired       1986      Light Industrial     1.54       1        26,709
21 800 Chicago Road                 Troy, MI         Acquired       1985      Light Industrial     1.48       1        24,340
22 850 Chicago Road                 Troy, MI         Acquired       1984      Light Industrial     0.97       1        16,049
23 2805 S. Industrial Highway    Ann Arbor, MI       Acquired       1990          R&D/Flex         1.70       1        24,458
   6833 Center Drive          Sterling Heights, MI   Acquired       1998       Reg. Warehouse      4.42       1        66,132
   22731 Newman Street            Dearborn, MI       Acquired       1985          R&D/Flex         2.31       1        48,000
   32201 North Avis Drive     Madison Heights, MI    Acquired       1974          R&D/Flex         4.19       1        50,000
   1100 East Mandoline Road   Madison Heights, MI    Acquired       1967       Bulk Warehouse      8.19       1       117,903
   30081 Stephenson Highway   Madison Heights, MI    Acquired       1967      Light Industrial     2.50       1        50,750
   1120 John A. Papalas Drive   Lincoln Park, MI     Acquired       1985      Light Industrial    10.30       3       120,410
   36555 Ecorse                   Romulus, MI        Developed      1998       Bulk Warehouse     18.00       1       268,800
   6340 Middlebelt                Romulus, MI        Developed      1998      Light Industrial    11.03       1        77,508
   4872 S. Lapeer Road        Lake Orion Twsp, MI    Developed      1999       Bulk Warehouse      9.58       1       125,605
   775 James L. Hart Parkway     Ypsilanti, MI       Developed      1999       Reg. Warehouse      7.65       1        55,535
                                                                                                -------  --------------------
                                                                                Subtotal or
                                                                                  Average        395.01     146     5,182,696
                                                                                                -------  --------------------

   GRAND RAPIDS
   2 84th Street SW             Byron Center, MI     Acquired       1986      Light Industrial      3.01      1        30,000
   100 84th Street SW           Byron Center, MI     Acquired       1979      Light Industrial      4.20      1        81,000
   511 76th Street SW           Grand Rapids, MI     Acquired       1986       Bulk Warehouse      14.44      1       202,500
   553 76th Street SW           Grand Rapids, MI     Acquired       1985          R&D/Flex          1.16      1        10,000
   555 76th Street SW           Grand Rapids, MI     Acquired       1987       Bulk Warehouse      12.50      1       200,000
   2925 Remico Avenue SW         Grandville, MI      Acquired       1988      Light Industrial      3.40      1        66,505
   2935 Walkent Court NW        Grand Rapids, MI     Acquired       1991      Light Industrial      6.13      1        64,961
   3300 Kraft Avenue SE         Grand Rapids, MI     Acquired       1987       Bulk Warehouse      11.57      1       200,000
   3366 Kraft Avenue SE         Grand Rapids, MI     Acquired       1987       Bulk Warehouse      12.35      1       200,000
   5001 Kendrick Court SE       Grand Rapids, MI     Acquired       1983      Light Industrial      4.00      1        61,500
   5050 Kendrick Court SE       Grand Rapids, MI     Acquired       1988       Manufacturing       26.94      1       413,500
   5015 52nd Street SE          Grand Rapids, MI     Acquired       1987      Light Industrial      4.11      1        61,250
   5025 28th Street             Grand Rapids, MI     Acquired       1967      Light Industrial      3.97      1        14,400
   5079 33rd Street SE          Grand Rapids, MI     Acquired       1990       Bulk Warehouse       6.74      1       109,875
   5333 33rd Street SE          Grand Rapids, MI     Acquired       1991       Bulk Warehouse       8.09      1       101,250
   5130 Patterson Avenue SE     Grand Rapids, MI     Acquired       1987      Light Industrial      6.57      1        30,000
   3395 Kraft Avenue            Grand Rapids, MI     Acquired       1985      Light Industrial      3.70      1        42,600
   3427 Kraft Avenue            Grand Rapids, MI     Acquired       1985      Light Industrial      2.40      1        32,600
                                                                                                --------  -------------------
                                                                                Subtotal or
                                                                                  Average         135.28     18     1,921,941
                                                                                                --------  -------------------

   HARTFORD
   20 Utopia Road                Manchester, CT      Acquired       1989      Light Industrial      3.96      1        36,000
   50 Utopia Road                Manchester, CT      Acquired       1987      Light Industrial      3.97      1        60,000
   135 Sheldon Road              Manchester, CT      Acquired       1987      Light Industrial      6.17      1        60,000
   169 Progress Road             Manchester, CT      Acquired       1987       Manufacturing       11.25      1        84,000
   227 Progress Drive            Manchester, CT      Acquired       1986      Light Industrial      2.51      1        19,800
   249 Progress Drive            Manchester, CT      Acquired       1985      Light Industrial      3.73      1        30,000
   428 Hayden Station Road        Windsor, CT        Acquired       1988      Light Industrial      5.47      1        36,000
   430 Hayden Station Road        Windsor, CT        Acquired       1987      Light Industrial      4.34      1        48,000
   436 Hayden Station Road        Windsor, CT        Acquired       1988      Light Industrial     10.96      1        60,000
   460 Hayden Station Road        Windsor, CT        Acquired       1985      Light Industrial      4.71      1        42,000
   345 MacCausland Court          Cheshire, CT       Developed      1998       Bulk Warehouse      13.14      1       143,391
                                                                                                --------  -------------------
                                                                                Subtotal or
                                                                                 Average           70.21     11       619,191
                                                                                                --------  -------------------

   HOUSTON
   2102-2314 Edwards Street       Houston, TX        Acquired       1961       Bulk Warehouse          5.02        1       115,248
   4545 Eastpark Drive            Houston, TX        Acquired       1972       Reg. Warehouse          3.80        1        81,295
   3351 Rauch St                  Houston, TX        Acquired       1970       Reg. Warehouse          4.04        1        82,500
   3851 Yale St                   Houston, TX        Acquired       1971       Bulk Warehouse          5.77        1       132,554
   3337-3347 Rauch Street         Houston, TX        Acquired       1970       Reg. Warehouse          2.29        1        60,085
   8505 N Loop East               Houston, TX        Acquired       1981       Bulk Warehouse          4.99        1       107,769
   4749-4799 Eastpark Dr          Houston, TX        Acquired       1979       Bulk Warehouse          7.75        1       182,563
   4851 Homestead Road            Houston, TX        Acquired       1973       Bulk Warehouse          3.63        1       142,250
   3365-3385 Rauch Street         Houston, TX        Acquired       1970       Reg. Warehouse          3.31        1        82,140
   5050 Campbell Road             Houston, TX        Acquired       1970       Bulk Warehouse          6.10        1       121,875
   4300 Pine Timbers              Houston, TX        Acquired       1980       Bulk Warehouse          4.76        1       113,400
   10600 Hampstead                Houston, TX        Acquired       1974      Light Industrial         1.26        1        19,063
   2300 Fairway Park Dr           Houston, TX        Acquired       1974      Light Industrial         1.25        1        19,008
   7901 Blankenship               Houston, TX        Acquired       1972      Light Industrial         2.17        1        48,000
   2500-2530 Fairway Park Drive   Houston, TX        Acquired       1974       Bulk Warehouse          8.72        1       213,638
   6550 Longpointe                Houston, TX        Acquired       1980       Bulk Warehouse          4.13        1        97,700
   1815 Turning Basin Dr          Houston, TX        Acquired       1980       Bulk Warehouse          6.34        1       139,630
   1819 Turning Basin Dr          Houston, TX        Acquired       1980      Light Industrial         2.85        1        65,494
   4545 Mossford Dr               Houston, TX        Acquired       1975       Reg. Warehouse          3.56        1        66,565
   1805 Turning Basin Drive       Houston, TX        Acquired       1980       Bulk Warehouse          7.60        1       155,250
   9835A Genard Road              Houston, TX        Acquired       1980       Bulk Warehouse         39.20        1       417,350
   9835B Genard Road              Houston, TX        Acquired       1980       Reg. Warehouse          6.40        1        66,600
   16134 West Hardy               Houston, TX        Acquired       1984      Light Industrial         3.60        1        34,177
   16216 West Hardy               Houston, TX        Acquired       1984      Light Industrial         3.12        1        29,631
   10161 Harwin Drive             Houston, TX        Acquired       1979          R&D/Flex             5.27        1        73,052
   10165 Harwin Drive             Houston, TX        Acquired       1979          R&D/Flex             2.31        1        31,987
   10175 Harwin Drive             Houston, TX        Acquired       1979      Light Industrial         2.85        1        39,600
                                                                                                 -----------  ---------------------
                                                                                Subtotal or
                                                                                  Average            152.09       27     2,738,424
                                                                                                 -----------  ---------------------

   INDIANAPOLIS
   2400 North Shadeland         Indianapolis, IN     Acquired       1970       Reg. Warehouse          2.45        1        40,000
   2402 North Shadeland         Indianapolis, IN     Acquired       1970       Bulk Warehouse          7.55        1       121,539
   7901 West 21st St.           Indianapolis, IN     Acquired       1985       Bulk Warehouse         12.00        1       353,000
   6951 E 30th St               Indianapolis, IN     Developed      1995      Light Industrial         3.81        1        44,000
   6701 E 30th St               Indianapolis, IN     Acquired       1995      Light Industrial         3.00        1         7,820
   6737 E 30th St               Indianapolis, IN     Developed      1995       Reg. Warehouse         11.01        1        87,500
   1225 Brookville Way          Indianapolis, IN     Developed      1997      Light Industrial         1.00        1        10,000
   6555 E 30th St               Indianapolis, IN     Acquired     1969/1981    Bulk Warehouse         22.00        1       331,826
   2432-2436 Shadeland          Indianapolis, IN     Acquired       1968      Light Industrial         4.57        1        70,560
   8402-8440 E 33rd St          Indianapolis, IN     Acquired       1977      Light Industrial         4.70        1        55,200
   8520-8630 E 33rd St          Indianapolis, IN     Acquired       1976      Light Industrial         5.30        1        81,000
   8710-8768 E 33rd St          Indianapolis, IN     Acquired       1979      Light Industrial         4.70        1        43,200
   3316-3346 N. Pagosa Court    Indianapolis, IN     Acquired       1977      Light Industrial         5.10        1        81,000
   3331 Raton Court             Indianapolis, IN     Acquired       1979      Light Industrial         2.80        1        35,000
24 4430 Airport Expressway      Indianapolis, IN     Acquired       1970       Bulk Warehouse         32.00        1       486,394
   6751 E 30th St               Indianapolis, IN     Acquired       1997       Bulk Warehouse          6.34        1       100,000
24 9200 East 146th Street       Noblesville, IN      Acquired       1961       Bulk Warehouse         21.65        1       150,488
   9210 East 146th Street       Noblesville, IN      Acquired       1978       Reg. Warehouse         11.91        1        23,950
24 6575 East 30th Street        Indianapolis, IN     Developed      1998       Bulk Warehouse          4.00        1        60,000
24 6585 East 30th Street        Indianapolis, IN     Developed      1998       Bulk Warehouse          6.00        1       100,000
                                                                                                 -----------  ---------------------
                                                                                Subtotal or
                                                                                  Average            171.89       20     2,282,477
                                                                                                 -----------  ---------------------
   LONG ISLAND
   1140 Motor Parkway            Hauppauge, NY       Acquired       1978       Bulk Warehouse          8.00        1       153,500
   10 Edison Street              Amityville, NY      Acquired       1971      Light Industrial         1.40        1        34,400
   120 Secatogue Ave            Farmingdale, NY      Acquired       1957       Reg. Warehouse          2.60        1        58,850
   100 Lauman Lane               Hicksville, NY      Acquired       1968       Reg. Warehouse          1.90        1        36,880
   200 Finn Court               Farmingdale, NY      Acquired       1965       Bulk Warehouse          5.00        1       105,573
   717 Broadway Ave               Holbrook, NY       Acquired       1967       Bulk Warehouse         12.30        1       150,000
   725 Broadway                   Holbrook, NY       Acquired       1967       Bulk Warehouse          8.00        1       122,160
   270 Duffy Avenue              Hicksville, NY      Acquired       1956          R&D/Flex             8.40        1       133,647
   280 Duffy Avenue              Hicksville, NY      Acquired       1956      Light Industrial         2.60        1        49,200
   575 Underhill Boulevard        Syossett, NY       Acquired       1967          R&D/Flex            16.60        1       234,427
   5 Sidney Court               Lindenhurst, NY      Acquired       1962      Light Industrial         1.70        1        29,300
   7 Sidney Court               Lindenhurst, NY      Acquired       1964      Light Industrial         5.10        1        34,000
   450 Commack Road              Deer Park, NY       Acquired       1964      Light Industrial         5.10        1        60,005
   99 Layfayette Drive            Syosset, NY        Developed      1964       Bulk Warehouse         10.90        1       219,954
   65 East Bethpage Road         Plainview, NY       Acquired       1960      Light Industrial         1.40        1        25,401
   171 Milbar Boulevard         Farmingdale, NY      Acquired       1961       Reg. Warehouse          2.30        1        62,265
   95 Horseblock Road             Yaphank, NY        Acquired       1971       Bulk Warehouse         20.00        1       180,906

   151-171 East 2nd Street       Huntington, NY      Developed      1968      Light Industrial      2.70        1        44,155
   171-175 East 2nd Street       Huntington, NY      Developed      1969      Light Industrial      2.60        1        42,374
   35 Bloomingdale Road          Hicksville, NY      Developed      1962      Light Industrial      1.40        1        31,950
   15-39 Tec Street              Hicksville, NY      Acquired       1965      Light Industrial      1.10        1        17,350
   100 Tec Street                Hicksville, NY      Acquired       1965      Light Industrial      1.20        1        25,000
   51-89 Tec Street              Hicksville, NY      Acquired       1965      Light Industrial      1.20        1        21,741
   502 Old Country Road          Hicksville, NY      Acquired       1965      Light Industrial      0.50        1        10,000
   80-98 Tec Street              Hicksville, NY      Acquired       1965      Light Industrial      0.75        1        13,025
   201-233 Park Avenue           Hicksville, NY      Developed      1962      Light Industrial      1.70        1        36,787
   One Fairchild Court           Plainview, NY       Acquired       1959          R&D/Flex          5.75        1        57,620
   79 Express Street             Plainview, NY       Acquired       1972      Light Industrial      4.70        1        71,126
   92 Central Avenue            Farmingdale, NY      Acquired       1961      Light Industrial      4.70        1        70,231
   160 Engineer Drive            Hicksville, NY      Developed      1966      Light Industrial      1.90        1        29,500
   260 Engineers Drive           Hicksville, NY      Developed      1966      Light Industrial      2.80        1        52,580
   87-119 Engineers Dr.          Hicksville, NY      Developed      1966      Light Industrial      1.70        2        36,400
   185 Price Parkway            Farmingdale, NY      Acquired       1969       Bulk Warehouse       6.40        1       100,000
   62 Alpha Plaza                Hicksville, NY      Acquired       1968      Light Industrial      2.64        1        34,600
   90 Alpha Plaza                Hicksville, NY      Acquired       1969      Light Industrial      1.36        1        34,175
   325 Duffy Avenue              Hicksville, NY      Acquired       1970      Light Industrial      6.64        1       100,000
   600 West John Street          Hicksville, NY      Developed      1955      Light Industrial      9.00        1       210,841
   939 Motor Parkway             Hauppauge, NY       Acquired       1977      Light Industrial      1.50        1        21,900
   200 13th Avenue               Ronkonkoma,NY       Acquired       1979      Light Industrial      4.70        1        72,089
   100 13th Avenue               Ronkonkoma,NY       Acquired       1979       Manufacturing        4.14        1        62,898
   1 Comac Loop                  Ronkonkoma,NY       Acquired       1980      Light Industrial      5.18        1        63,853
   80 13th Avenue                Ronkonkoma,NY       Acquired       1983      Light Industrial      6.22        1        87,102
   90 13th Avenue                Ronkonkoma,NY       Acquired       1982      Light Industrial      6.95        1       104,313
   33 Comac Loop                 Ronkonkoma,NY       Acquired       1983      Light Industrial      5.37        1        71,904
   101-125 Comac Street          Ronkonkoma,NY       Acquired       1985      Light Industrial      8.42        1        99,539
   360 Smith Street             Farmingdale, NY      Acquired       1965      Light Industrial      3.00        1        60,000
   700 Dibblee Drive            Garden City, NY      Acquired       1965       Bulk Warehouse      12.24        1       325,000
   275 Marcus Blvd               Hauppauge, NY       Acquired       1985      Light Industrial      5.00        1        52,329
                                                                                                 -------- ----------------------
                                                                                Subtotal or
                                                                                  Average         236.76       49     3,750,850
                                                                                                 -------- ----------------------
   LOUISVILLE
   ----------
24 1251 Port Road              Jeffersonville, IN    Developed      1998       Bulk Warehouse      33.00        1       532,400
   9001 Cane Run Road            Louisville, KY      Developed      1998       Bulk Warehouse      39.60        1       212,500
   9101 Cane Run Road            Louisville, KY      Developed      2000       Bulk Warehouse      14.00        1       231,000
                                                                                                 -------- ----------------------
                                                                                Subtotal or
                                                                                  Average          86.60        3       975,900
                                                                                                 -------- ----------------------

   MILWAUKEE
   ---------
   6523 N Sydney Place            Glendale, WI       Acquired       1978      Light Industrial      4.00        1        43,440
   8800 W Bradley                Milwaukee, WI       Acquired       1982      Light Industrial      8.00        1        77,621
   1435 North 113th St           Wauwatosa, WI       Acquired       1993      Light Industrial      4.69        1        51,950
   11217-43 W. Becher St         West Allis, WI      Acquired       1979      Light Industrial      1.74        1        29,099
   2152  S 114th Street          West Allis, WI      Acquired       1980      Light Industrial      3.30        1        63,716
   4560 N 124th Street           Wauwatosa, WI       Acquired       1976      Light Industrial      1.31        1        25,000
25 Science Drive                 Sturtevant, WI      Developed      1997       Manufacturing       35.00        1       468,000
   12221 W Feerick Street        Wauwatosa, WI       Acquired       1971       Reg. Warehouse       1.90        1        39,800
   4410-80 North132nd Street       Butler, WI        Developed      1999       Bulk Warehouse       4.90        1       100,000
                                                                                                 -------- ----------------------
                                                                                Subtotal or
                                                                                  Average          64.84        9       898,626
                                                                                                 -------- ----------------------

   MINNEAPOLIS
   -----------
   6507-6545 Cecilia Circle     Bloomington, MN      Acquired       1980       Manufacturing        9.65        1        74,118
   1275 Corporate Center Drive     Eagan, MN         Acquired       1990      Light Industrial      1.50        1        19,675
   1279 Corporate Center Drive     Eagan, MN         Acquired       1990      Light Industrial      1.50        1        19,792
   2815 Eagandale Boulevard        Eagan, MN         Acquired       1990      Light Industrial      2.20        1        29,106
   6201 West 111th Street       Bloomington, MN      Developed      1987       Bulk Warehouse      37.00        1       424,866
   6403-6545 Cecilia Drive      Bloomington, MN      Acquired       1980      Light Industrial      9.65        1        87,198
   6925-6943 Washington Avenue     Edina, MN         Acquired       1972       Manufacturing        2.75        1        37,625
   6955-6973 Washington Avenue     Edina, MN         Acquired       1972       Manufacturing        2.25        1        31,189
   7251-7267 Washington Avenue     Edina, MN         Acquired       1972      Light Industrial      1.82        1        26,250
   7301-7325 Washington Avenue     Edina, MN         Acquired       1972      Light Industrial      1.92        1        27,297
   7101 Winnetka Avenue North  Brooklyn Park, MN     Developed      1990       Bulk Warehouse      14.18        1       252,978
   7600 Golden Triangle Drive   Eden Prairie, MN     Developed      1989          R&D/Flex          6.79        1        74,148
   7900 Main Street Northeast     Fridley, MN        Acquired       1973       Manufacturing        6.09        1        97,020
   7901 Beech Street Northeast    Fridley, MN        Acquired       1975       Manufacturing        6.07        1        97,020
   9901 West 74th Street        Eden Prairie, MN     Developed     1983/88     Reg. Warehouse       8.86        1       150,000
   11201 Hampshire Avenue South Bloomington, MN      Developed      1986       Manufacturing        5.90        1        60,480
   12220-12222 Nicollet Avenue   Burnsville, MN      Developed     1989/90    Light Industrial      1.80        1        17,116
   12250-12268 Nicollet Avenue   Burnsville, MN      Developed     1989/90    Light Industrial      4.30        1        42,465
   12224-12226 Nicollet Avenue   Burnsville, MN      Developed     1989/90        R&D/Flex          2.40        1        23,607

   305 2nd Street Northwest     New Brighton, MN     Acquired       1991      Light Industrial      5.43        1        62,293
   980 Lone Oak Road               Eagan, MN         Acquired       1992       Reg. Warehouse      11.40        1       154,950
   990 Lone Oak Road               Eagan, MN         Acquired       1989       Reg. Warehouse      11.41        1       153,608
   1030 Lone Oak Road              Eagan, MN         Acquired       1988      Light Industrial      6.30        1        83,076
   1060 Lone Oak Road              Eagan, MN         Acquired       1988      Light Industrial      6.50        1        82,728
   5400 Nathan Lane               Plymouth, MN       Acquired       1990      Light Industrial      5.70        1        72,089
   6464 Sycamore Court          Maple Grove, MN      Acquired       1990       Manufacturing        6.40        1        79,702
   10120 W 76th Street          Eden Prairie, MN     Acquired       1987      Light Industrial      4.52        1        57,798
   7615 Golden Triangle         Eden Prairie, MN     Acquired       1987      Light Industrial      4.61        1        52,816
   7625 Golden Triangle         Eden Prairie, MN     Acquired       1987      Light Industrial      4.61        1        73,125
   2605 Fernbrook Lane North      Plymouth, MN       Acquired       1987          R&D/Flex          6.37        1        80,769
   12155 Nicollet Ave.           Burnsville, MN      Developed      1995       Reg. Warehouse       5.80        1        48,000
   73rd Avenue North           Brooklyn Park, MN     Acquired       1995          R&D/Flex          4.46        1        59,782
   1905 W Country Road C         Roseville, MN       Acquired       1993          R&D/Flex          4.60        1        47,735
   2720 Arthur Street            Roseville, MN       Acquired       1995          R&D/Flex          6.06        1        74,337
   10205 51st Avenue North        Plymouth, MN       Acquired       1990       Reg. Warehouse       2.00        1        30,476
   4100 Peavey Road                Chaska, MN        Acquired       1988       Manufacturing        8.27        1        78,029
   11300 Hamshire Ave South     Bloomington, MN      Acquired       1983       Bulk Warehouse       9.94        1       145,210
   375 Rivertown Drive            Woodbury, MN       Developed      1996       Bulk Warehouse      11.33        1       251,968
   5205 Highway 169               Plymouth, MN       Acquired       1960      Light Industrial      7.92        1        97,770
   6451-6595 Citywest Parkway   Eden Prairie, MN     Acquired       1984          R&D/Flex          6.98        1        83,189
   7100-7190 Shady Oak Rd       Eden Prairie, MN     Acquired       1982      Light Industrial     14.44        3       187,777
   7500-7546 Washington Square  Eden Prairie, MN     Acquired       1975      Light Industrial      5.40        1        46,200
   7550-7558 Washington Square  Eden Prairie, MN     Acquired       1975      Light Industrial      2.70        1        29,739
   5240-5300 Valley
   Industrial Blvd S              Shakopee, MN       Acquired       1973      Light Industrial      9.06        1        80,001
   1565 First Avenue NW         New Brighton, MN     Acquired       1978       Manufacturing        8.87        1       112,083
   7125 Northland Terrace      Brooklyn Park, MN     Acquired       1996          R&D/Flex          5.89        1        79,958
   6900 Shady Oak Road          Eden Prairie, MN     Acquired       1980          R&D/Flex          4.60        1        49,190
   6477-6525 City West Parkway  Eden Prairie, MN     Acquired       1984          R&D/Flex          7.00        1        89,456
   1157 Valley Park Drive         Shakopee, MN       Developed      1997       Bulk Warehouse       9.97        1       126,382
   500-530 Kasota Avenue SE     Minneapolis, MN      Acquired       1976       Manufacturing        4.47        1        85,442
   770-786 Kasota Avenue SE     Minneapolis, MN      Acquired       1976       Manufacturing        3.16        1        56,388
   800 Kasota Avenue SE         Minneapolis, MN      Acquired       1976       Manufacturing        4.10        1       100,250
   2530-2570 Kasota Avenue        St. Paul, MN       Acquired       1976       Manufacturing        4.56        1        75,426
   504 Malcolm Ave              Minneapolis, MN      Developed      1999      Light Industrial      7.50        1       143,066
   553 North Fairview           Minneapolis, MN      Developed      1999       Bulk Warehouse      10.75        1       124,800
   1150 Gateway Drive             Shakopee, MN       Developed      1999       Bulk Warehouse       9.75        1       153,454
                                                                                                 -------- ----------------------
                                                                                Subtotal or
                                                                                  Average         379.46       58     5,001,012
                                                                                                 -------- ----------------------

   NASHVILLE
   ---------
   417 Harding Industrial Drive  Nashville, TN       Acquired       1972       Bulk Warehouse      13.70        1       207,440
   3099 Barry Drive               Portland, TN       Acquired       1995       Manufacturing        6.20        1       109,058
   3150 Barry Drive               Portland, TN       Acquired       1993       Bulk Warehouse      26.32        1       268,253
   5599 Highway 31 West           Portland, TN       Acquired       1995       Bulk Warehouse      20.00        1       161,500
   1650 Elm Hill Pike            Nashville, TN       Acquired       1984      Light Industrial      3.46        1        41,228
   1821 Air Lane Drive           Nashville, TN       Acquired       1984      Light Industrial      2.54        1        25,300
   1102 Appleton Drive           Nashville, TN       Acquired       1984      Light Industrial      1.73        1        28,022
   1920 Air Lane Drive           Nashville, TN       Acquired       1985      Light Industrial      3.19        1        49,922
   1931 Air Lane Drive           Nashville, TN       Acquired       1984      Light Industrial     10.11        1        87,549
   470 Metroplex Drive           Nashville, TN       Acquired       1986      Light Industrial      8.11        2       102,040
   1150 Antiock Pike             Nashville, TN       Acquired       1987       Bulk Warehouse       9.83        1       146,055
   1630 Corporate Place           LaVergne, TN       Developed      1999       Bulk Warehouse       7.60        1       122,000
   4640 Cummings Park            Nashville, TN       Acquired       1986       Bulk Warehouse      14.69        1       100,000
   211 Nesbitt North             Nashville, TN       Acquired       1983       Bulk Warehouse       6.12        1       135,625
   211 Nesbitt South             Nashville, TN       Acquired       1983       Bulk Warehouse       6.10        1       135,926
   211 Nesbitt West              Nashville, TN       Acquired       1985       Bulk Warehouse       3.05        1        67,500
                                                                                                 -------- ----------------------
                                                                                Subtotal or
                                                                                  Average         142.75       17      1,787,418
                                                                                                 -------- ----------------------

   NEW ORLEANS
   -----------
   520-524 Elmwood Park          Jefferson, LA       Acquired       1986      Light Industrial      5.32        2       102,209
   Blvd
   161 James Drive                St. Rose, LA       Acquired       1986      Light Industrial      2.80        1        47,474
   West
   150 James Drive                St. Rose, LA       Acquired       1986      Light Industrial      3.60        1        49,275
   East
   150 Canvasback                 St. Rose, LA       Acquired       1986       Reg. Warehouse       2.80        1        40,500
   Dr
                                                                                                 -------- ----------------------
                                                                                SUBTOTAL OR
                                                                                  AVERAGE          14.52        5       239,458
                                                                                                 -------- ----------------------

   NORTHERN NEW JERSEY
   -------------------
   60 Ethel Road West            Piscataway, NJ      Acquired       1982      Light Industrial      3.93        1        42,802
   70 Ethel Road West            Piscataway, NJ      Acquired       1979      Light Industrial      3.78        1        61,500
   105 Neptune Boulevard          Neputne, NJ        Developed      1989      Light Industrial     10.00        1        20,440
   140 Hanover Avenue             Hanover, NJ        Acquired     1964/1988       R&D/Flex          2.95        1        24,905
   601-629 Montrose Avenue    SouthPlainfield, NJ    Developed      1974      Light Industrial      5.83        1        75,000

   3 Marlen                       Hamilton, NJ       Developed      1981      Light Industrial      1.11        1        13,174
   5 Marlen                       Hamilton, NJ       Developed      1981      Light Industrial      1.56        1        21,000
   7 Marlen                       Hamilton, NJ       Developed      1982      Light Industrial      2.05        1        28,400
   8 Marlen                       Hamilton, NJ       Developed      1982       Reg. Warehouse       4.36        1        60,001
   15 Marlen                      Hamilton, NJ       Developed      1982      Light Industrial      1.19        1        13,562
   17 Marlen                      Hamilton, NJ       Developed      1981      Light Industrial      1.32        1        20,065
   1 South Gold Drive             Hamilton, NJ       Developed      1973      Light Industrial      1.50        1        20,009
   5 South Gold Drive             Hamilton, NJ       Developed      1974      Light Industrial      1.97        1        24,000
   6 South Gold Drive             Hamilton, NJ       Developed      1975      Light Industrial      1.00        1        13,580
   7 South Gold Drive             Hamilton, NJ       Developed      1976      Light Industrial      1.00        1        10,220
   8 South Gold Drive             Hamilton, NJ       Developed      1977      Light Industrial      1.14        1        16,907
   9 South Gold Drive             Hamilton, NJ       Developed      1980      Light Industrial      1.00        1        13,583
   11 South Gold Drive            Hamilton, NJ       Developed      1979      Light Industrial      1.97        1        33,114
   12 South Gold Drive            Hamilton, NJ       Developed      1980      Light Industrial      1.29        1        20,240
   9 Princess Road             Lawrenceville, NJ     Developed      1985          R&D/Flex          2.36        1        24,375
   11 Princess Road            Lawrenceville, NJ     Developed      1985          R&D/Flex          5.33        1        55,000
   15 Princess Road            Lawrenceville, NJ     Developed      1986          R&D/Flex          2.00        1        20,625
   17 Princess Road            Lawrenceville, NJ     Developed      1986          R&D/Flex          1.82        1        18,750
   220 Hanover Avenue             Hanover, NJ        Developed      1987       Bulk Warehouse      29.27        1       158,242
   244 Shefield Street          Mountainside, NJ     Acquired     1965/1986   Light Industrial      2.20        1        23,000
   30 Troy Road                   Hanover, NJ        Developed      1972      Light Industrial      1.31        1        17,500
   15 Leslie Court                Hanover, NJ        Developed      1971      Light Industrial      3.08        1        18,000
   20 Leslie Court                Hanover, NJ        Developed      1974      Light Industrial      1.38        1        17,997
   25 Leslie Court                Hanover, NJ        Developed      1975      Light Industrial      1.30        1        70,800
   130 Algonquin Parkway          Hanover, NJ        Developed      1973      Light Industrial      5.50        1        29,008
   150 Algonquin Parkway          Hanover, NJ        Developed      1973      Light Industrial      2.47        1        17,531
   55 Locust Ave                  Roseland, NJ       Acquired       1980       Reg. Warehouse      13.63        1        79,750
   31 West Forest Street         Englewood, NJ       Developed      1978      Light Industrial      6.00        2       110,000
   25 World's Fair Drive          Franklin, NJ       Developed      1986          R&D/Flex          1.81        1        20,000
   14 World's Fair Drive          Franklin, NJ       Developed      1980          R&D/Flex          4.53        1        60,000
   16 World's Fair Drive          Franklin, NJ       Developed      1981      Light Industrial      3.62        1        43,400
   18 World's Fair Drive          Franklin, NJ       Developed      1982          R&D/Flex          1.06        1        12,809
   23 World's Fair Drive          Franklin, NJ       Developed      1982      Light Industrial      1.20        1        16,000
   12 World's Fair Drive          Franklin, NJ       Developed      1981      Light Industrial      3.85        1        65,000
   49 Napoleon Court              Franklin, NJ       Developed      1982      Light Industrial      2.06        1        32,500
   50 NapoleanCourt               Franklin, NJ       Developed      1982      Light Industrial      1.52        1        20,158
   22 World's Fair Drive          Franklin, NJ       Developed      1983      Light Industrial      3.52        1        50,000
   26 World's Fair Drive          Franklin, NJ       Developed      1984      Light Industrial      3.41        1        47,000
   24 World's Fair Drive          Franklin, NJ       Developed      1984      Light Industrial      3.45        1        47,000
   12 Wright Way                  Oakland, NJ        Acquired       1981       Reg. Warehouse       6.52        1        52,402
                                                                                                 -------- ----------------------
                                                                                Subtotal or
                                                                                  Average         163.15       46     1,659,349
                                                                                                 -------- ----------------------

   PHILADELPHIA
   ------------
10 212 Welsh Pool Road             Exton, PA         Acquired       1975      Light Industrial      6.56        1        25,361
10 230-240 Welsh Pool Road         Exton, PA         Acquired       1975       Manufacturing        6.56        1        30,000
10 264 Welsh Pool Road             Exton, PA         Acquired       1975          R&D/Flex          2.84        1        11,256
10 254 Welsh Pool Road             Exton, PA         Acquired       1975      Light Industrial      2.84        1        28,180
10 256 Welsh Pool Road             Exton, PA         Acquired       1975      Light Industrial      2.84        1        12,038
10 213 Welsh Pool Road             Exton, PA         Acquired       1975      Light Industrial      3.01        1        22,095
10 251 Welsh Pool  Road            Exton, PA         Acquired       1975          R&D/Flex          4.10        1        25,546
10 253-255 Welsh Pool Road         Exton, PA         Acquired       1975      Light Industrial      4.10        1        20,800
10 151-161 Philips Road            Exton, PA         Acquired       1975      Light Industrial      3.82        1        30,065
10 210 Philips Road                Exton, PA         Acquired       1975       Manufacturing        6.56        1        26,827
10 215 Welsh Pool Road             Exton, PA         Acquired       1975      Light Industrial      2.12        1        14,041
10 102 Pickering Way               Exton, PA         Acquired       1980          R&D/Flex          8.87        1        81,071
10 217 Welsh Pool Road             Exton, PA         Acquired       1975      Light Industrial      2.12        1        11,293
10 216 Philips Road                Exton, PA         Acquired       1985      Light Industrial      2.99        1        39,037
10 202 Philips Road                Exton, PA         Acquired       1972       Reg. Warehouse       2.94        1        46,750
10 110 Thousand Oaks Blvd        Morgantown, PA      Acquired       1987       Bulk Warehouse       7.89        1       110,000
10 20 McDonald Blvd                Aston, PA         Acquired       1988      Light Industrial      2.22        1        28,900
10 30 McDonald Blvd                Aston, PA         Acquired       1988      Light Industrial      1.68        1        22,000
 1 219 Welsh Pool Road             Exton, PA         Acquired       1980      Light Industrial      3.00        1        19,965
10 2994-96 Samuel Drive           Bensalem, Pa       Acquired       1974       Bulk Warehouse      10.06        1       214,320
                                                                                                 -------- ----------------------
                                                                                SUBTOTAL OR
                                                                                  AVERAGE          87.12       20       819,545
                                                                                                 -------- ----------------------

   PHOENIX
   -------
   7340 South Kyrene Road          Tempe, AZ         Acquired       1996       Reg. Warehouse       7.20        1        63,720
   7350 South Kyrene Road          Tempe, AZ         Acquired       1996       Reg. Warehouse       5.36        1        99,384
   7360 South Kyrene Road          Tempe, AZ         Acquired       1996          R&D/Flex          5.42        1        99,418
   7343 South Hardy Drive          Tempe, AZ         Acquired       1997       Bulk Warehouse       7.84        1       174,854
   7333 South Hardy Drive          Tempe, AZ         Acquired       1997       Reg. Warehouse       7.90        1        98,052

   1045 South Edward Drive         Tempe, AZ         Acquired       1976      Light Industrial      2.12        1        38,560
                                                                                                 -------- ----------------------
                                                                                Subtotal or
                                                                                  Average          35.84        6       573,988
                                                                                                 -------- ----------------------

   PORTLAND
   --------
   5795 SW Jean Road            Lake Oswego, OR      Acquired       1985      Light Industrial      3.02        3        37,352
   12130 NE Ainsworth Circle      Portland, OR       Developed      1986          R&D/Flex          4.39        2        53,021
   6105-6113 NE 92nd Avenue       Portland, OR       Developed      1978      Light Industrial      7.42        4       132,800
   8727 NE Marx Drive             Portland, OR       Developed      1987      Light Industrial      6.59        3       111,000
   3388 SE 20th Street            Portland, OR       Acquired       1981      Light Industrial      0.25        1        11,810
   5962-5964 NE 87th Avenue       Portland, OR       Developed      1979      Light Industrial      1.28        1        14,000
   116 SE Yamhill                 Portland, OR       Acquired       1974      Light Industrial      0.23        1         7,500
   9106 NE Marx Drive             Portland, OR       Acquired       1969      Light Industrial      0.53        1         7,500
   11620 NE Ainsworth             Portland, OR       Developed      1992      Light Industrial      1.55        1        10,000
   11824 NE Ainsworth Circle      Portland, OR       Developed      1992      Light Industrial      2.13        1        20,812
   12124 NE Ainsworth Circle      Portland, OR       Developed      1984      Light Industrial      2.52        1        29,040
   2715 SE Raymond                Portland, OR       Developed      1971      Light Industrial      1.28        1        35,000
   1645 NE 72nd Avenue            Portland, OR       Acquired       1972      Light Industrial      0.73        1        21,600
   1630 SE 8th Avenue             Portland, OR       Developed      1968      Light Industrial      0.92        1         5,000
   9044 NE Marx Drive             Portland, OR       Developed      1986      Light Industrial      0.35        1        19,500
   2443 SE 4th Avenue             Portland, OR       Acquired       1964      Light Industrial      0.76        1        27,128
   711 SE Stark Street            Portland, OR       Developed      1972      Light Industrial      0.23        1         8,000
   11632 NE Ainsworth Circle      Portland, OR       Developed      1990      Light Industrial      9.63        1       124,610
   NE 138th & Airport Way         Portland, OR       Developed      1990      Light Industrial     12.91        1        49,624
   14699 NE Airport Way           Portland, OR       Developed      1998      Light Industrial      4.75        1        20,000
                                                                                                 -------- ----------------------
                                                                                Subtotal or
                                                                                  Average          61.47       28       745,297
                                                                                                 -------- ----------------------

   SALT LAKE CITY
   --------------
   2255 South 300 West         Salt Lake City, UT    Acquired       1980      Light Industrial      4.56        7       103,018
   512 Lawndale Drive          Salt Lake City, UT    Acquired       1981      Light Industrial     35.00       29       395,291
   1270 West 2320 South         West Valley, UT      Acquired       1986          R&D/Flex          1.49        1        13,025
   1275 West 2240 South         West Valley, UT      Acquired       1986          R&D/Flex          2.06        1        38,227
   1288 West 2240 South         West Valley, UT      Acquired       1986          R&D/Flex          0.97        1        13,300
   2235 South 1300 West         West Valley, UT      Acquired       1986      Light Industrial      1.22        1        19,000
   1293 West 2200 South         West Valley, UT      Acquired       1986          R&D/Flex          0.86        1        13,300
   1279 West 2200 South         West Valley, UT      Acquired       1986          R&D/Flex          0.91        1        13,300
   1272 West 2240 South         West Valley, UT      Acquired       1986      Light Industrial      3.07        1        34,870
   1149 West 2240 South         West Valley, UT      Acquired       1986      Light Industrial      1.71        1        21,250
   1142 West 2320 South         West Valley, UT      Acquired       1997      Light Industrial      1.52        1        17,500
                                                                                                 -------- ----------------------
                                                                                Subtotal or
                                                                                  Average          53.37       45       682,081
                                                                                                 -------- ----------------------

   SOUTHERN NEW JERSEY
   -------------------
   2-5 North Olnev Ave.         Cherry Hill, NJ      Acquired       1963      Light Industrial      2.10        1        58,139
   2 Springdale Road            Cherry Hill, NJ      Acquired       1968      Light Industrial      1.44        1        21,008
   4 Springdale Road            Cherry Hill, NJ      Acquired       1963      Light Industrial      3.02        2        58,189
   6 Springdale Road            Cherry Hill, NJ      Acquired       1964      Light Industrial      1.44        1        23,037
   8 Springdale Road            Cherry Hill, NJ      Acquired       1966      Light Industrial      3.02        1        45,054
   12 Springdale Road           Cherry Hill, NJ      Acquired       1965      Light Industrial      3.40        1        49,259
   1 Esterbrook Lane            Cherry Hill, NJ      Acquired       1965      Light Industrial      1.71        1         8,610
   16 Springdale Road           Cherry Hill, NJ      Acquired       1967      Light Industrial      5.30        1        48,922
   5 Esterbrook Lane            Cherry Hill, NJ      Acquired       1966       Reg. Warehouse       5.45        1        39,167
   2 Pin Oak Lane               Cherry Hill, NJ      Acquired       1968      Light Industrial      4.45        1        51,230
   6 Esterbrook Lane            Cherry Hill, NJ      Acquired       1966      Light Industrial      3.96        1        32,914
   3 Computer Drive             Cherry Hill, NJ      Acquired       1966       Bulk Warehouse      11.40        1       181,000
   28 Springdale Road           Cherry Hill, NJ      Acquired       1967      Light Industrial      2.93        1        38,949
   3 Esterbrook Lane            Cherry Hill, NJ      Acquired       1968      Light Industrial      2.15        1        32,844
   4 Esterbrook Lane            Cherry Hill, NJ      Acquired       1969      Light Industrial      3.42        1        39,266
   26 Springdale Road           Cherry Hill, NJ      Acquired       1968      Light Industrial      3.25        1        31,652
   1  Keystone Ave.             Cherry Hill, NJ      Acquired       1969      Light Industrial      4.15        1        60,983
   1919 Springdale Road         Cherry Hill, NJ      Acquired       1970      Light Industrial      5.13        1        49,300
    21 Olnev Ave.               Cherry Hill, NJ      Acquired       1969       Manufacturing        1.75        1        22,738
   19 Olnev Ave.                Cherry Hill, NJ      Acquired       1971      Light Industrial      4.36        1        53,962
   2 Keystone Ave.              Cherry Hill, NJ      Acquired       1970      Light Industrial      3.47        1        50,922
   18 Olnev Ave.                Cherry Hill, NJ      Acquired       1974      Light Industrial      8.85        1        62,542
   22 Springdale Road           Cherry Hill, NJ      Acquired       1977      Light Industrial      6.24        1        88,872
   1998 Springdale Road         Cherry Hill, NJ      Acquired       1971      Light Industrial      0.95        1        14,000
   55 Carnegie Drive            Cherry Hill, NJ      Acquired       1988       Reg. Warehouse      15.20        1        90,804
   57 Carnegie Drive            Cherry Hill, NJ      Acquired       1987       Bulk Warehouse      13.70        1       142,750
   111 Whittendale Drive         Morrestown, NJ      Acquired       1991       Reg. Warehouse       5.00        1        79,329
                                                                                                 -------- ----------------------
                                                                                Subtotal or
                                                                                  Average         127.24       28     1,475,442
                                                                                                 -------- ----------------------

   ST. LOUIS
   ---------

   2121 Chapin Industrial
   Drive                        Vinita Park, MO      Acquired     1969/87     Bulk Warehouse         23.40          1       281,105
   1200 Andes Boulevard           Olivette, MO       Acquired      1967      Light Industrial         2.77          1        66,600
   1248 Andes Boulevard           Olivette, MO       Acquired      1967      Light Industrial         3.15          1        60,708
   1208-1226 Ambassador
   Boulevard                      Olivette, MO       Acquired      1966      Light Industrial         2.11          1        49,600
   1503-1525 Fairview
   Industrial                     Olivette, MO       Acquired      1967      Light Industrial         2.18          1        46,481
   2462-2470 Schuetz Road        St. Louis, MO       Acquired      1965      Light Industrial         2.28          1        43,868
   10431-10449 Midwest
   Industrial Blvd                Olivette, MO       Acquired      1967      Light Industrial         2.40          1        55,125
   10751 Midwest Industrial
   Boulevard                      Olivette, MO       Acquired      1965      Light Industrial         1.70          1        44,100
   11652-11666 Fairgrove
   Industrial Blvd               St. Louis, MO       Acquired      1966      Light Industrial         1.92          1        31,500
   11674-11688 Fairgrove
   Industrial Blvd               St. Louis, MO       Acquired      1967      Light Industrial         1.53          1        31,500
   2337 Centerline Drive      Maryland Heights, MO   Acquired      1967      Light Industrial         3.46          1        75,600
   6951 N Hanley                 Hazelwood, MO       Acquired      1965       Bulk Warehouse          9.50          2       129,614
   4560 Anglum Road              Hazelwood, MO       Acquired      1970      Light Industrial         2.60          1        35,114
   2760 South 1st Street         St. Louis, MO       Developed     1997       Bulk Warehouse         11.00          1       178,800
                                                                                                -----------  -----------------------
                                                                           SUBTOTAL OR AVERAGE       70.00         15     1,129,715
                                                                                                -----------  -----------------------

   TAMPA
   -----
   6614 Adamo Drive                Tampa, FL         Acquired      1967       Reg. Warehouse          2.78          1        41,377
   202 Kelsey                      Tampa, FL         Acquired      1989       Bulk Warehouse          6.30          1       112,000
   6202 Benjamin Road              Tampa, FL         Developed     1981          R&D/Flex             2.04          1        29,845
   6204 Benjamin Road              Tampa, FL         Developed     1982      Light Industrial         4.16          1        60,975
   6206 Benjamin Road              Tampa, FL         Developed     1983      Light Industrial         3.94          1        57,708
   6302 Benjamin Road              Tampa, FL         Developed     1983          R&D/Flex             2.03          1        29,747
   6304 Benjamin Road              Tampa, FL         Developed     1984          R&D/Flex             2.04          1        29,845
   6306 Benjamin Road              Tampa, FL         Developed     1984      Light Industrial         2.58          1        37,336
   6308 Benjamin Road              Tampa, FL         Developed     1984      Light Industrial         3.22          1        47,256
   5313 Johns Road                 Tampa, FL         Developed     1991          R&D/Flex             1.36          1        25,690
   5602 Thompson Center Court      Tampa, FL         Developed     1972          R&D/Flex             1.39          1        14,914
   5411 Johns Road                 Tampa, FL         Developed     1997      Light Industrial         1.98          1        30,204
   5525 Johns Road                 Tampa, FL         Developed     1993          R&D/Flex             1.46          1        24,139
   5607 Johns Road                 Tampa, FL         Developed     1991          R&D/Flex             1.34          1        13,500
   5709 Johns Road                 Tampa, FL         Developed     1990      Light Industrial         1.80          1        25,480
   5711 Johns Road                 Tampa, FL         Developed     1990      Light Industrial         1.80          1        25,455
   4410 E Adamo Drive              Tampa, FL         Developed     1990       Bulk Warehouse          5.60          1       101,744
   4420 E Adamo Drive              Tampa, FL         Developed     1990       Reg. Warehouse          1.40          1        26,650
   4430 E Adamo Drive              Tampa, FL         Developed     1987       Reg. Warehouse          3.75          1        64,551
   4440 E Adamo Drive              Tampa, FL         Developed     1988       Reg. Warehouse          3.75          1        64,800
   4450 E Adamo Drive              Tampa, FL         Developed     1969       Reg. Warehouse          4.00          1        46,462
   5453 W Waters Avenue            Tampa, FL         Developed     1987          R&D/Flex             0.66          1         7,200
   5455 W Waters Avenue            Tampa, FL         Developed     1987          R&D/Flex             2.97          1        32,424
   5553 W Waters Avenue            Tampa, FL         Developed     1987      Light Industrial         2.97          1        32,424
   5501 W Waters Avenue            Tampa, FL         Developed     1990          R&D/Flex             1.53          1        15,870
   5503 W Waters Avenue            Tampa, FL         Developed     1990          R&D/Flex             0.68          1         7,060
   5555 W Waters Avenue            Tampa, FL         Developed     1990          R&D/Flex             2.31          1        23,947
   5557 W Waters Avenue            Tampa, FL         Developed     1990          R&D/Flex             0.57          1         5,860
   5903 Johns Road                 Tampa, FL         Developed     1987      Light Industrial         1.20          1        11,600
   4107 N Himes Avenue             Tampa, FL         Developed     1990          R&D/Flex             1.86          1        25,436
   5461 W Waters                   Tampa, FL         Developed     1998      Light Industrial         1.84          1        21,778
   10040 18th Street North         Tampa, FL         Developed     1999       Bulk Warehouse          5.15          1        82,469
   5471 W. Waters                  Tampa, FL         Developed     1999          R&D/Flex             2.00          1        23,778
   5505 John's Rd #7               Tampa, FL         Developed     1999      Light Industrial         2.12          1        30,019
   5481 W. Waters Avenue           Tampa, FL         Developed     1999          R&D/Flex             3.60          1        41,861
   5483 W. Waters Avenue           Tampa, FL         Developed     1999          R&D/Flex             2.92          1        33,861
26 6702-6712 Benjamin Road         Tampa, FL         Acquired      1982      Light Industrial         9.20          6       107,540
                                                                                                -----------  -----------------------
                                                                           Subtotal or Average      100.30         42     1,412,805
                                                                                                -----------  -----------------------

   OTHER
   -----
   2800 Airport Road               Denton, TX        Acquired      1968       Manufacturing          29.91          5       222,403
   3501 Maple Street              Abilene, TX        Acquired      1980       Manufacturing          34.42          1       123,700
   4200 West Harry Street         Wichita, KS        Acquired      1972       Bulk Warehouse         21.45          3       177,655
   Industrial Park No. 2        West Lebanon, NH     Acquired      1968       Bulk Warehouse         10.27          1       156,200
   931 Discovery Road            Green Bay, WI       Acquired      1997      Light Industrial         4.22          1        25,254
   2675 Valley View Drive        Shreveport, LA      Developed     1997       Bulk Warehouse         12.00          1       250,000
   300 10th Street NW             Clarion, IA        Developed     1997       Bulk Warehouse          8.63          1       126,900
   6601 S. 33rd Street            McAllen, TX        Acquired      1975       Bulk Warehouse          3.31          1        50,000
 1 9601 A Dessau Road              Austin TX         Developed     1999      Light Industrial                       1
                                                                                                      3.28                   33,000
 1 9601 B Dessau Road              Austin, TX        Developed     1999      Light Industrial                       1
                                                                                                      3.28                   33,000
                                                                                                -----------  -----------------------
                                                                           Subtotal or Average      130.77         16     1,198,112
                                                                                                -----------  -----------------------

   TOTAL                                                                                          4,431.61        883    60,328,746
                                                                                                ===========  =========  ============


NOTES:

    1 These properties are owned by First Industrial Financing Partnership, L.P.

    2 This property is owned by Benson Avenue Land, LLC

    3 These properties are owned by First Industrial Maryland, LLC

    4 This property is owned by Portal Street Land, LLC

    5 This property is owned by FR Maryland I, LLC

    6 This property is owned by FR Maryland III, LLC

    7 This property is owned by New Ridge, LLC

    8 This property is owned by FR Maryland IV, LLC

    9 These properties are owned by First Industrial Harrisburg, L.P.

   10 These properties are owned by First Industrial Pennsylvania, L.P.

   11 These properties are owned by Shamie & Shamie Development, LLC

   12 These properties are owned by S. Shamie Development, LLC

   13 These properties are owned by Shamie-Baloh Development, LLC

   14 These properties are owned by Shamie Zimmerman Development, LLC

   15 These properties are owned by Shazim, LLC

   16 These properties are owned by S&P Development, LLC

   17 These properties are owned by Shamie Pomeroy Development, LLC

   18 These properties are owned by SPD Development, LLC

   19 These properties are owned by Mound Technology Center, LLC

   20 This property is owned by Troy Saks, LLC

   21 This property is owned by 800 Chicago, LLC

   22 This property is owned by IKS Troy, LLC

   23 This property is owned by Eisenhower Corporate Park, LLC

   24 These properties are owned by First Industrial Indianapolis, L.P.

   25 This property is owned by First Industrial Development Services, L.P.

   26 This property is owned by FR Acquisition Fund, LLC



      In the case of the LLCs that hold title to properties,

      First Industrial, L.P. is the sole member.  In the case of the other partnerships that hold title to properties, First

      Industrial, L.P. is the limited partner and a wholly owned subsidiary of First Industrial Realty Trust, Inc. is the general partner.




















                                      -14

                                  SCHEDULE 7.8

                          LITIGATION (GENERAL PARTNER)

                                      NONE

                                  SCHEDULE 7.18

                         SUBSIDIARIES (GENERAL PARTNER)


1.  FI Development Services Corporation, a Maryland corporation

2.  First Industrial Finance Corporation, a Maryland corporation

3.  FR Acquisitions, Inc., a Maryland corporation

4.  First Industrial Pennsylvania Corporation, a Maryland corporation

5.  First Industrial Harrisburg Corporation, a Maryland corporation

6.  First Industrial Securities Corporation, a Maryland corporation

7.  First Industrial Mortgage Corporation, a Maryland corporation

8.  First Industrial Indianapolis Corporation, a Maryland corporation

9.  First Industrial Florida Finance Corporation

NOTE:

1.  Each of these entities is 100% wholly owned by the General Partner.

2.  None of these entities owns any properties.

                                TABLE OF CONTENTS

                                                                           PAGE


EXHIBITS

A       -       Percentages
B-1     -       Form of Note
B-2     -       Form of Competitive Bid Note
C-1     -       Form of Competitive Bid Quote Request
C-2     -       Invitation for Competitive Bid Quotes
C-3     -       Competitive Bid Quote
D       -       Form of Guaranty
E       -       Opinion of Borrower's Counsel
F       -       Opinion of General Partner's Counsel
G       -       Wiring Instructions
H       -       Form of Compliance Certificate
I       -       Scope of Work for Environmental Investigations
J       -       Form of Assignment Agreement
K       -       Form of Designation Agreement
L       -       Form of Amendment



SCHEDULES

         6.9    Litigation (Borrower)
         6.19   Environmental Compliance
         6.24   Trade Names
         6.25   Subsidiaries (Borrower)
         6.26   Unencumbered Assets
         7.8    Litigation (General Partner)
         7.18   Subsidiaries (General Partner)